                                PRELIMINARY DRAFT

DECEMBER 14, 1998                                                   CONFIDENTIAL

MATERIALS FOR DISCUSSION
PROJECT BLUE


Credit Suisse First Boston Technology Group

                                                                  CONFIDENTIAL 2
PROJECT BLUE

TABLE OF CONTENTS

1.  LANDSCAPE OF PAYMENT PROCESSING INDUSTRY

2.  OVERVIEW OF BLUE COMPANY

        A.    Financial Overview

        B.    Trading Performance

        C.    Analyst Expectations

        D.    Shareholdings

3.  PRELIMINARY VALUATION OF BLUE COMPANY

        A.    Preliminary Valuation Summary

        B.    Transaction Matrix

        C.    Precedent Transaction Analysis

        D.    Premiums Paid Analysis

        E.    Discounted Cash Flow Analysis

        F.    Future Trading Value Analysis

APPENDIX

        Appendix A. Precedent Minority Squeeze-Out Transactions

        Appendix B. Weighted Average Cost of Capital Analysis

        Appendix C. Overview of Payment Processors


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

1.

LANDSCAPE OF PAYMENT PROCESSING INDUSTRY


Credit Suisse First Boston Technology Group

                                                                  CONFIDENTIAL 4
PROJECT BLUE

EVOLUTION OF THE CURRENT MARKET

- Several macroeconomic trends emerged over the past decade to propel growth in the payment processing services market

                               [Graphic illustrating
                         interrelated macroeconomic trends]

                              Growth in Electronic
                                  Transactions
                       - Domestic spending growth
                       - Increased use of credit/debit for
                       - payment rather than cash/checks

    Outsourcing Trend                        Improved Technology
    - Focus on core competencies             - Enhanced products
    - Economics of scale                     - Value-added services


Credit Suisse First Boston Technology Group

                                                                  CONFIDENTIAL 5
PROJECT BLUE

A CONVERGENCE OF INTERESTS HAS CREATED NEW PUBLIC COMPANIES

     ORIGINAL OWNERS'                        NEW INVESTORS'
     REASONS TO SELL                         REASONS TO BUY

- Valuation arbitrage                 - Strong underlying market growth
- Cheap source of capital         +   - Recurring revenue stream
- Incent/retain employees             - High profitability / economies of scale
                                      - Predictable
                                      - Market consolidation

                        [Graphic indicating down arrow]

             RESULTED IN MANY PUBLIC OFFERINGS OF PAYMENT PROCESSORS

                            INITIAL PUBLIC OFFERINGS                               SECONDARY OFFERINGS           CURRENT OWNERSHIP
---------------------------------------------------------------------------      -----------------------------  --------------------
                                                             OFFERING SIZE                    OFFERING SIZE
                       ORIGINAL                             ---------------                 -----------------   ORIGINAL     NEW
COMPANY                OWNER                         DATE   PERCENT  AMOUNT        DATE     PERCENT    AMOUNT   OWNER(S)  INVESTORS/
Concord EFS            -                             -            -       -      10/24/96     5.0%     $  81.0       -          -
National Data          -                             -            -       -       6/12/95    12.5%        58.4       -          -
First Data             American Express              4/9/92    55.7% $968.0       3/22/93    29.1%     1,024.0       -          -
PMT Services           Various VC Funds              8/12/94   51.4%   24.8       10/1/95    20.6%        42.3       -(1)       -
                                                                                  4/18/96    16.5%        91.8       -          -
First USA Paymentech   First USA                     4/1/96    16.5%  107.1      12/12/96    19.7%       231.2    55.3%      44.7%
NOVA Corporation       Warburg/First Union/Worldcom  5/8/96    12.4%   66.5       4/28/98    24.7%       252.0    50.7%      49.3%
National Processing    National City                 9/1/96    13.1%  104.0       -             -            -    87.7%      12.3%
BA Merchant Services   Bank of America               12/1/96   31.7%  217.0       -             -            -    66.6%(2)   33.4%


(1) Merged with NOVA Corporation. (2) Bank of America holds a 95% voting interest in BA Merchant Services. Note: Only deals consummated in the 1990s shown.


Credit Suisse First Boston Technology Group

                                                                  CONFIDENTIAL 6
PROJECT BLUE

WHILE CONSOLIDATION HAS CREATED WINNERS AND LOSERS

                      CONSOLIDATION HAS CREATED A DISTINCT
                            SET OF WINNERS AND LOSERS

     - Commoditization of core product / need for scale

     - Consolidation of banks (BancOne/First USA, Bank of America/NationsBank, Chase/Chemical)

     - Banks interest in controlling the payment system

     - Consolidation of merchants

     - Ability to fuel internal growth (access to merchants)

     - Ability to execute external growth (find, integrate and manage numerous acquisitions)

     - Pooling constraints of partial separations have proven inadequate (PTI, Blue Company, NAP)

                        [Graphic indicating down arrow]


WINNERS                COMPETITORS                      LOSERS
First Data             National Data                    National Processing
NOVA Corporation       First USA Paymentech             Small Merchant Processors
Concord EFS            BA Merchant Services             ISOs
                       Merchant Bankcard Services
                       Midwest Payment Systems
                       Alliance Data Systems


Credit Suisse First Boston Technology Group

                                                                  CONFIDENTIAL 7
PROJECT BLUE

RECENT TRENDS HAVE ALTERED THE PLAYING FIELD

Industry Trends                                 +

-   Continued Industry Consolidation

Product Trends

-   Commoditization of Core Product

-   Intense Price Competition                   +

-   Shift to per Transaction Pricing

Service Trends

-   Transition to Information Processor from Payment Processor

-   Competitive Differentiation through Adjunct Services


Credit Suisse First Boston Technology Group

                                                                  CONFIDENTIAL 8
PROJECT BLUE

   COMPETITIVE LANDSCAPE

                                            Functionality               Customer Focus           Distribution
                                   ----------------------------       ------------------      -------------------
Company (Ticker)                   Front-end   Back-end   Debit       Small  Mid   Large      Direct     Indirect

First Data Corporation (FDC)           *          *                    X      X      X          X           X

National Data (NDC)                    *          *                    X      X                 X           X

First USA Paymentech (PTI)             *          ***                  X      X      X          X           X

NOVA Corporation (NIS)                 *          ***                  X                        X           X

BA Merchant Services (BPI)             ***        **       ***         X      X                 X           X

National Processing (NAP)              **         *        *                  X      X          X

Midwest Payment Systems                ***        *        *                  X      X          X

Merchant Bankcard Services             **         *                    X      X                 X

Concord EFS (EFT)                      *          *        *           X                        X

Banks                                  **         **       *           X      X                 X

ISOs                                   **         **       **          X                        X


     *    Provided internally

     **   Provided by third party

     ***  Provided internally and by third party


Credit Suisse First Boston Technology Group

                                                                  CONFIDENTIAL 9
PROJECT BLUE

STRENGTHS AND WEAKNESSES OF BLUE COMPANY

STRENGTHS

     - Access to attractive and low-cost merchant base through Brown Company (including new NationsBank merchant base)

     -    Successful implementation of independent sales channel

     -    Extremely low customer turnover

     -    Strong internally-generated growth

     -    Expanding number of "On-Us" transactions provide cost advantage

     -    Ability to cross-sell services

WEAKNESSES

     - Priority and execution uncertainties (including HostLINK) relating to Brown Company / NationsBank merger

     -    Ownership and revenue control by Brown Company

     -    Limited term (3 years) remaining on current contract with Brown
          Company

     -    Ability to be a consolidator hampered by inability to pool

     -    Uncertainty regarding Asia


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

2.

OVERVIEW OF BLUE COMPANY


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

A.

FINANCIAL OVERVIEW


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 12
PROJECT BLUE

STAND-ALONE FINANCIAL PROJECTIONS - ANNUAL
BLUE COMPANY MANAGEMENT

                                                                 Blue Fiscal Year Ended December 31,
                                     -------------------------------------------------------------------------------------------
                                      FY96A             FY97A            FY98E            FY99E            FY00E           FY01E
                                      -----             -----            -----            -----            -----           -----
 Revenue                             $ 138.8          $ 161.0          $ 186.6          $ 221.3          $ 262.7          $311.7

 Data Proc. And Comm                    29.4             34.8             39.1             41.6             49.3            58.4
 Salaries & Benefits                    27.9             34.3             41.5             47.6             56.1            66.4
 General and Administrative             20.7             21.8             24.0             24.8             27.3            30.0
 Occupancy(1)                                             3.0              2.4              3.7              4.5             4.7
 Depreciation                            9.1             10.6             14.6             16.8             19.3            22.2
 Amortization of Intangibles             1.1              0.8              1.8              3.3              3.3             3.3
                                     -------          -------          -------          -------          -------          ------
 Operating Profit                       50.5             55.7             63.2             83.5            103.0           126.8
 EBITDA                              $  60.8          $  67.1          $  79.6          $ 103.6          $ 125.5          $152.2

 Other (Income)/Expense                  1.5             -7.8             -7.7             -7.5             -7.6            -7.7
                                     -------          -------          -------          -------          -------          ------
 Pretax Income                          49.0             63.4             70.9             91.0            110.6           134.5
 Income Taxes                           19.3             26.0             29.1             37.3             45.3            55.1
                                     -------          -------          -------          -------          -------          ------
 Net Income                          $  29.8          $  37.4          $  41.8          $  53.7          $  65.2          $ 79.4

 EPS                                                   $  0.77          $  0.86          $  1.10         $   1.33         $  1.62
 Average Shares (000s)                                   48.8             48.8             49.0             49.0            49.0
 First Call EPS                                                         $  0.86          $  1.04          $  1.24         $  1.47

 MARGINS
 Data Processing and Comm               21.2%            21.6%            21.0%            18.8%            18.8%           18.8%
 Salaries & Benefits                    20.1%            21.3%            22.2%            21.5%            21.5%           21.5%
 General and Administrative             14.9%            13.6%            12.9%            11.2%            11.2%           11.2%
 Occupancy                                                1.9%             1.3%             1.7%             1.7%            1.5%
 Depreciation                            6.6%             6.6%             7.8%             7.6%             7.6%            7.6%
 Amortization of Intangibles             0.8%             0.5%             1.0%             1.5%             1.5%            1.5%
 EBITDA                                 43.8%            41.7%            42.7%            46.8%            47.8%           48.8%
 Operating Profit                       36.4%            34.6%            33.9%            37.8%            39.2%           40.7%
 Tax Rate                               39.3%            41.0%            41.0%            41.0%            41.0%           41.0%
 Net Income                             21.5%            23.3%            22.4%            24.3%            24.8%           25.5%

 GROWTH RATES
 Revenue Growth Y/Y                       --             16.0%            15.9%            18.6%            18.7%           18.7%
 Operating Profit Growth Y/Y              --             10.3%            13.5%            32.2%            23.3%           23.1%
 EPS Growth Y/Y                           --               --             11.7%            27.9%            21.5%           21.6%


Note: Projections based on Blue Company Management estimates. FY2000 and 2001 First Call EPS estimates based on a long-term EPS growth rate of 19.0%.
(1) Occupancy included in general and administrative in FY96.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 13
PROJECT BLUE

BALANCE SHEET DETAIL
($MM, EXCEPT PER SHARE AMOUNTS)

                                                              Blue
                                                September 30, 1998                             DESCRIPTION
Assets
Cash and Equivalents                                         $54.4
Short-Term Investments                                        35.6      Principally consists of available-for-sale gov't agency
                                                                        securities, CDs, and money market funds

Drafts in Transit                                            108.0      Transactions for which merchants have been paid but payment has not yet been received from card associations or networks

Accounts Receivable                                           64.1      Fee income earned but not collected under processing
                                                                        agreements with merchants, agent banks, and ISOs
Other Current Assets                                           5.3
                                                             -----
TOTAL CURRENT ASSETS                                         267.3

PP&E net                                                      30.1      Includes leased terminals, data center, office equipment
                                                                        and other fixed assets
Investment in Joint Venture                                   27.2      Gaming LLC joint venture
Other/ Long Term Assets                                       29.6      Includes intangible assets associated with acquisitions
                                                            ------      amortized without tax benefit over a period of 10 to 15
                                                                        years
TOTAL ASSETS                                                $354.3
                                                            ======

Liabilities & Shareholders' Equity
Accounts Payable                                              $0.1
Merchants Payable                                              6.5      Transactions for which payment has been received from card associations or networks but not yet paid to merchants
Accrued Liabilities                                            8.0
Accrued Association/Interchange Fees                           8.7
Income Taxes Payable                                           4.0
Other Current Liabilities                                      5.6
                                                             -----
TOTAL CURRENT LIABILITIES                                     32.8

Other Liabilities                                              0.9
Shareholders' Equity                                         320.6
                                                            ------
TOTAL LIABILITIES & S/H EQUITY                              $354.3
                                                            ======

NET DEBT (CASH)                                             ($90.0)
NET WORKING CAPITAL                                         $144.5


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

B.

TRADING PERFORMANCE


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 15
PROJECT BLUE


HISTORICAL TRADING PERFORMANCE - BLUE COMPANY
--------------------------------------------------------------------------------
DECEMBER 19, 1996 (BLUE IPO) THROUGH DECEMBER 9, 1998




                                    [GRAPH]




Page 15

    Date      $US    Volume(000s)
12/19/96   $17.38           5,319
12/20/96    17.13           1,077
12/23/96    16.75             828
12/24/96    17.38              98
12/26/96    16.88             292
12/27/96    17.38             134
12/30/96    17.63             151
12/31/96    17.88              90
  1/2/97    16.75             167
  1/3/97    17.25             244
  1/6/97    17.75             184
  1/7/97    17.25             155
  1/8/97    17.13              88
  1/9/97    17.13              62
 1/10/97    17.38             146
 1/13/97    17.00             325
 1/14/97    16.38             515
 1/15/97    16.50             382
 1/16/97    16.63              82
 1/17/97    16.63             158
 1/20/97    16.38             120
 1/21/97    16.63             138
 1/22/97    16.63             209
 1/23/97    17.38             167
 1/24/97    16.63             106
 1/27/97    16.50              86
 1/28/97    16.50             104
 1/29/97    16.00             103
 1/30/97    16.00             279
 1/31/97    16.13             180
  2/3/97    15.38             214
  2/4/97    15.25             197
  2/5/97    14.75             100
  2/6/97    14.50             129
  2/7/97    15.25              74
 2/10/97    14.63              31
 2/11/97    13.75              77
 2/12/97    13.13             314
 2/13/97    13.63             144
 2/14/97    14.50             423
 2/18/97    14.75             209
 2/19/97    15.38             153
 2/20/97    15.50             129
 2/21/97    15.25              69
 2/24/97    15.25              76
 2/25/97    15.63             224
 2/26/97    15.38             505
 2/27/97    15.75             291
 2/28/97    15.50             149
  3/3/97    15.13             222
  3/4/97    15.00             197
  3/5/97    15.75             243
  3/6/97    16.63             244
  3/7/97    17.00             104
 3/10/97    16.75              77
 3/11/97    16.88              26
 3/12/97    15.38             122
 3/13/97    14.38             240
 3/14/97    14.13             197
 3/17/97    13.75             117
 3/18/97    14.50             233
 3/19/97    14.63             153
 3/20/97    14.25              69
 3/21/97    14.75             156
 3/24/97    14.75              53
 3/25/97    14.88              28
 3/26/97    14.75              52
 3/27/97    14.63              29
 3/31/97    13.75              49
  4/1/97    13.13             113
  4/2/97    12.88              83
  4/3/97    12.75              56
  4/4/97    13.00             214
  4/7/97    12.50              83
  4/8/97    12.63              96
  4/9/97    13.25              36
 4/10/97    13.50              15
 4/11/97    13.00              60
 4/14/97    12.75              14
 4/15/97    12.75              50
 4/16/97    12.38              72
 4/17/97    12.63             150
 4/18/97    12.38              34
 4/21/97    12.38              26
 4/22/97    12.75              40
 4/23/97    14.00              81
 4/24/97    13.88              81
 4/25/97    13.88             104
 4/28/97    13.88               9
 4/29/97    14.00              56
 4/30/97    14.00             158
  5/1/97    14.13              64
  5/2/97    14.25              79
  5/5/97    16.25             114
  5/6/97    15.38             163
  5/7/97    15.38              35
  5/8/97    15.50              73
  5/9/97    15.88              48
 5/12/97    15.38              55
 5/13/97    15.00              14
 5/14/97    14.75              25
 5/15/97    14.88              53
 5/16/97    14.75              69
 5/19/97    14.25              44
 5/20/97    14.25              37
 5/21/97    14.94             176
 5/22/97    15.13              62
 5/23/97    15.25               5
 5/27/97    15.88              20
 5/28/97    15.50              24
 5/29/97    16.13              70
 5/30/97    16.38              61
  6/2/97    16.88              41
  6/3/97    18.13             309
  6/4/97    17.25              45
  6/5/97    17.38               8
  6/6/97    17.25               5
  6/9/97    17.00               8
 6/10/97    17.00              96
 6/11/97    17.75             107
 6/12/97    17.88              27
 6/13/97    17.50              59
 6/16/97    17.88              36
 6/17/97    17.50              37
 6/18/97    17.38              52
 6/19/97    17.25              34
 6/20/97    17.25              68
 6/23/97    17.25              56
 6/24/97    17.19              56
 6/25/97    17.00              41
 6/26/97    17.56             163
 6/27/97    18.50             270
 6/30/97    19.06              79
  7/1/97    19.00              40
  7/2/97    19.00              37
  7/3/97    18.88              19
  7/7/97    19.13              84
  7/8/97    19.00              49
  7/9/97    19.13              54
 7/10/97    19.38              46
 7/11/97    19.25              21
 7/14/97    19.13              19
 7/15/97    19.00             139
 7/16/97    19.19              32
 7/17/97    19.00              30
 7/18/97    19.06              55
 7/21/97    18.88              17
 7/22/97    18.94              63
 7/23/97    19.50              53
 7/24/97    19.56              47
 7/25/97    19.50               3
 7/28/97    19.63              13
 7/29/97    19.31              15
 7/30/97    18.88              36
 7/31/97    19.06               9
  8/1/97    19.19              14
  8/4/97    19.50               6
  8/5/97    20.00               8
  8/6/97    20.75              59
  8/7/97    20.25              33
  8/8/97    19.56              83
 8/11/97    19.63              68
 8/12/97    20.00              28
 8/13/97    19.88              19
 8/14/97    20.13             179
 8/15/97    20.00              33
 8/18/97    19.81              18
 8/19/97    19.56              13
 8/20/97    18.81              83
 8/21/97    18.44              23
 8/22/97    18.06              25
 8/25/97    17.88              71
 8/26/97    17.44             110
 8/27/97    18.00             141
 8/28/97    17.56             140
 8/29/97    18.31              67
  9/2/97    18.88              41
  9/3/97    18.75              17
  9/4/97    18.75              20
  9/5/97    19.88              51
  9/8/97    19.38              26
  9/9/97    20.00             135
 9/10/97    20.63              67
 9/11/97    20.25              18
 9/12/97    20.38               6
 9/15/97    20.25              34
 9/16/97    20.50              29
 9/17/97    21.13              99
 9/18/97    21.25              54
 9/19/97    21.50             116
 9/22/97    21.81              57
 9/23/97    21.25              65
 9/24/97    20.63             182
 9/25/97    19.56              34
 9/26/97    18.00             407
 9/29/97    18.38             171
 9/30/97    18.50              43
 10/1/97    18.75              55
 10/2/97    19.25              83
 10/3/97    19.00              66
 10/6/97    19.00             100
 10/7/97    18.50              88
 10/8/97    18.88              23
 10/9/97    18.56              38
10/10/97    18.75              96
10/13/97    18.00              33
10/14/97    18.50              26
10/15/97    18.81              26
10/16/97    17.94              30
10/17/97    17.69              39
10/20/97    18.50              91
10/21/97    18.75              93
10/22/97    18.69               7
10/23/97    18.31              83
10/24/97    17.94              35
10/27/97    15.25              28
10/28/97    16.25             106
10/29/97    15.56             140
10/30/97    15.13              20
10/31/97    14.94              73
 11/3/97    15.13             176
 11/4/97    15.38              17
 11/5/97    15.94              93
 11/6/97    15.94              86
 11/7/97    15.94              54
11/10/97    16.00             222
11/11/97    16.25              32
11/12/97    16.38              66
11/13/97    16.00              13
11/14/97    16.19               5
11/17/97    16.00              25
11/18/97    15.94              19
11/19/97    16.63             132
11/20/97    16.50              50
11/21/97    16.25              18
11/24/97    15.75              20
11/25/97    16.38              29
11/26/97    16.44              10
11/28/97    16.31               6
 12/1/97    16.25              18
 12/2/97    15.94              26
 12/3/97    15.94              12
 12/4/97    16.13              34
 12/5/97    16.19              63
 12/8/97    16.19               7
 12/9/97    15.88              24
12/10/97    16.00              42
12/11/97    15.63             338
12/12/97    16.06              44
12/15/97    15.88               8
12/16/97    15.75              33
12/17/97    16.25             130
12/18/97    16.63              52
12/19/97    16.50              59
12/22/97    16.50              38
12/23/97    16.56              21
12/24/97    16.75              35
12/26/97    16.75               4
12/29/97    17.19              54
12/30/97    17.25              19
12/31/97    17.75              56
  1/2/98    17.94              10
  1/5/98    18.38              18
  1/6/98    18.50              47
  1/7/98    18.25               8
  1/8/98    17.25              16
  1/9/98    17.00               7
 1/12/98    17.13              50
 1/13/98    17.31               2
 1/14/98    17.38              21
 1/15/98    17.50              21
 1/16/98    17.44               8
 1/20/98    17.38               2
 1/21/98    17.38               5
 1/22/98    17.19              18
 1/23/98    16.13              21
 1/26/98    16.06              13
 1/27/98    16.50              41
 1/28/98    16.25              29
 1/29/98    16.75              23
 1/30/98    16.88              22
  2/2/98    16.88              32
  2/3/98    17.00             109
  2/4/98    16.69              87
  2/5/98    16.88              29
  2/6/98    17.00              61
  2/9/98    16.88              67
 2/10/98    16.81              24
 2/11/98    16.81              39
 2/12/98    16.88             189
 2/13/98    17.56             119
 2/17/98    17.75              90
 2/18/98    17.81              71
 2/19/98    18.38              20
 2/20/98    18.63              70
 2/23/98    19.31              39
 2/24/98    19.31              29
 2/25/98    19.31              45
 2/26/98    19.38              18
 2/27/98    19.06              39
  3/2/98    18.94               9
  3/3/98    18.75              24
  3/4/98    18.81              21
  3/5/98    18.63               6
  3/6/98    18.69               6
  3/9/98    19.00              40
 3/10/98    19.38             167
 3/11/98    19.38              16
 3/12/98    19.31               3
 3/13/98    19.50              83
 3/16/98    20.00             101
 3/17/98    20.38             225
 3/18/98    20.75              16
 3/19/98    20.88              32
 3/20/98    21.50             217
 3/23/98    21.38              87
 3/24/98    21.25              37
 3/25/98    21.31               4
 3/26/98    21.56              24
 3/27/98    21.38               4
 3/30/98    19.50             195
 3/31/98    18.13             366
  4/1/98    17.75              28
  4/2/98    17.94              53
  4/3/98    17.81             176
  4/6/98    17.69             119
  4/7/98    17.25              99
  4/8/98    17.75             134
  4/9/98    18.13              80
 4/13/98    18.75              37
 4/14/98    17.75             225
 4/15/98    16.88              23
 4/16/98    16.44              21
 4/17/98    17.25              34
 4/20/98    18.25              77
 4/21/98    18.25              12
 4/22/98    18.50              27
 4/23/98    17.69             149
 4/24/98    17.31              16
 4/27/98    17.00               8
 4/28/98    16.75              17
 4/29/98    16.75              12
 4/30/98    15.00              62
  5/1/98    16.81              67
  5/4/98    17.88             129
  5/5/98    17.50              38
  5/6/98    17.38              10
  5/7/98    16.63               8
  5/8/98    16.31              30
 5/11/98    16.00              66
 5/12/98    15.94              34
 5/13/98    15.75              93
 5/14/98    15.88               9
 5/15/98    16.00               6
 5/18/98    15.50             106
 5/19/98    15.50              32
 5/20/98    15.50              34
 5/21/98    15.00              47
 5/22/98    15.13              10
 5/26/98    14.38             747
 5/27/98    14.38              35
 5/28/98    14.38             548
 5/29/98    18.06           1,443
  6/1/98    18.75             172
  6/2/98    18.88              49
  6/3/98    18.94              79
  6/4/98    19.06              37
  6/5/98    19.38              69
  6/8/98    19.44              26
  6/9/98    19.75              31
 6/10/98    19.63              77
 6/11/98    19.88              42
 6/12/98    19.25              22
 6/15/98    19.25              38
 6/16/98    19.13              60
 6/17/98    19.25               8
 6/18/98    19.69              19
 6/19/98    20.25              57
 6/22/98    19.88              67
 6/23/98    20.19              81
 6/24/98    20.25              20
 6/25/98    19.81              12
 6/26/98    19.88              19
 6/29/98    19.81               4
 6/30/98    20.19              46
  7/1/98    20.75              32
  7/2/98    20.50               7
  7/6/98    20.63              35
  7/7/98    21.50             111
  7/8/98    20.88              26
  7/9/98    20.94               6
 7/10/98    21.00              17
 7/13/98    21.13              63
 7/14/98    21.00              28
 7/15/98    20.19              27
 7/16/98    20.56              80
 7/17/98    20.25              51
 7/20/98    20.44              18
 7/21/98    20.13              20
 7/22/98    20.13              13
 7/23/98    19.75              18
 7/24/98    19.56              24
 7/27/98    19.13              39
 7/28/98    18.63              14
 7/29/98    18.44               9
 7/30/98    18.31               9
 7/31/98    18.06              78
  8/3/98    17.63               5
  8/4/98    16.81              19
  8/5/98    15.50              26
  8/6/98    15.63              51
  8/7/98    16.06              35
 8/10/98    15.88              11
 8/11/98    14.94              46
 8/12/98    15.50              20
 8/13/98    15.38              18
 8/14/98    15.06              55
 8/17/98    15.00              54
 8/18/98    15.19              18
 8/19/98    14.50              62
 8/20/98    14.31              11
 8/21/98    14.06              19
 8/24/98    14.06               6
 8/25/98    13.50             458
 8/26/98    13.75              27
 8/27/98    13.38               9
 8/28/98    12.88              22
 8/31/98    12.50              28
  9/1/98    12.44              51
  9/2/98    12.69              20
  9/3/98    12.31              29
  9/4/98    12.06              19
  9/8/98    13.19              91
  9/9/98    13.19              38
 9/10/98    12.13              56
 9/11/98    12.56              31
 9/14/98    13.69              33
 9/15/98    13.63              19
 9/16/98    13.00              29
 9/17/98    13.25               1
 9/18/98    14.19              14
 9/21/98    14.06              16
 9/22/98    14.31             124
 9/23/98    14.63              11
 9/24/98    14.44              10
 9/25/98    14.63              16
 9/28/98    14.00              39
 9/29/98    14.00              32
 9/30/98    13.63              17
 10/1/98    13.50              23
 10/2/98    13.25              13
 10/5/98    11.44              37
 10/6/98    11.81              48
 10/7/98    11.56             210
 10/8/98    10.63              43
 10/9/98    10.38             114
10/12/98    11.25             262
10/13/98    11.81             195
10/14/98    12.31              79
10/15/98    13.13              52
10/16/98    13.88              47
10/19/98    14.19              11
10/20/98    14.56              79
10/21/98    13.94               8
10/22/98    13.63              22
10/23/98    15.71             701
10/26/98    16.00             304
10/27/98    16.25             179
10/28/98    16.56             177
10/29/98    16.31             507
10/30/98    16.25             240
 11/2/98    16.38              76
 11/3/98    16.25             137
 11/4/98    16.19             177
 11/5/98    16.19             407
 11/6/98    16.13             211
 11/9/98    16.19              49
11/10/98    16.19              36
11/11/98    16.19              20
11/12/98    16.31              91
11/13/98    16.31              21
11/16/98    16.13             228
11/17/98    16.38              72
11/18/98    16.38              19
11/19/98    16.50              34
11/20/98    16.63              28
11/23/98    16.63              62
11/24/98    16.94              30
11/25/98    16.75              20
11/27/98    16.63              23
11/30/98    16.75              74
 12/1/98    16.88              34
 12/2/98    16.94              22
 12/3/98    16.75              13
 12/4/98    16.75              26
 12/7/98    16.88              17
 12/8/98    16.75              12
 12/9/98    16.75              29

12/19/96 -- Completes IPO of 16.1 mm shares at $15.50 per share.

 4/13/98 -- Bank of America and NationsBank announce definitive agreement to merge.

 5/5/98 -- Reports Q1 EPS of $0.18, below First Call estimate of $0.19.

 5/29/98 -- Bank of America and NationsBank announce they have chosen Blue Company as principal merchant servicer for the merged company.

 7/24/98 -- Announces joint venture with First Data and USA Processing to provide ATM, credit card, and debit card services to 1,200 gaming locations nationwide.

 8/4/98 -- Reports Q2 EPS of $0.21 (excluding charges) in line with First Call estimate of $0.21.

10/22/98 -- Brown Company announces offer to purchase all Class A shares for $15.50 per share.

11/3/98 -- Reports Q3 EPS of $0.23, slightly below the First Call estimate of $0.24.

11/16/98 -- Blue Company announces that the Special Committee found Brown Company's offer inadequate.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 16
PROJECT BLUE


BLUE COMPANY INDEXED PRICE PERFORMANCE
--------------------------------------------------------------------------------
OCTOBER 22, 1998 (BROWN COMPANY INITIAL OFFER) THROUGH DECEMBER 9, 1998




                                    [GRAPH]




Page 16
                           Indexed                       Actual
                      Blue Company                 Blue Company
10/22/98                    $13.63                       $13.63
10/23/98                     13.85                        15.71
10/26/98                     13.87                        16.00
10/27/98                     13.71                        16.25
10/28/98                     13.65                        16.56
10/29/98                     14.04                        16.31
10/30/98                     13.98                        16.25
 11/2/98                     14.03                        16.38
 11/3/98                     13.84                        16.25
 11/4/98                     14.19                        16.19
 11/5/98                     14.17                        16.19
 11/6/98                     14.18                        16.13
 11/9/98                     14.15                        16.19
11/10/98                     14.10                        16.19
11/11/98                     14.02                        16.19
11/12/98                     14.15                        16.31
11/13/98                     14.12                        16.31
11/16/98                     14.22                        16.13
11/17/98                     14.29                        16.38
11/18/98                     14.34                        16.38
11/19/98                     14.62                        16.50
11/20/98                     14.53                        16.63
11/23/98                     14.56                        16.63
11/24/98                     14.86                        16.94
11/25/98                     14.84                        16.75
11/27/98                     14.88                        16.63
11/30/98                     14.65                        16.75
 12/1/98                     14.67                        16.88
 12/2/98                     14.53                        16.94
 12/3/98                     14.59                        16.75
 12/4/98                     14.98                        16.75
 12/7/98                     15.00                        16.88
 12/8/98                     14.89                        16.75
 12/9/98                     14.80                        16.75

Transaction Processors Index includes: Concord EFS, First Data, National Data, National Processing, NOVA Corporation, First USA Paymentech, Total System Services, and Transaction Network Services

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 17
PROJECT BLUE


HISTORICAL FORWARD P/E RATIO - VS. INDUSTRY
--------------------------------------------------------------------------------
DECEMBER 19, 1996 (BLUE IPO) THROUGH DECEMBER 9, 1998




                                    [GRAPH]


Trans. Proc. Average(1): 29.7x
Trans. Proc. Current: 30.1x
Blue Company Average: 19.2x
Blue Company Current: 17.3x
Blue Company Indexed: 15.3x


Page 17
                                     All       Indexed
                  Blue       Transaction          Blue
               Company        Processors       Company
12/19/96          22.0              37.9          22.0
12/20/96          21.7              37.7          21.7
12/23/96          21.2              37.0          21.2
12/24/96          22.0              37.3          22.0
12/26/96          21.4              36.8          21.4
12/27/96          22.0              37.2          22.0
12/30/96          22.3              36.7          22.3
12/31/96          22.6              37.0          22.6
  1/2/97          21.2              34.3          21.2
  1/3/97          21.8              34.4          21.8
  1/6/97          22.5              35.0          22.5
  1/7/97          21.8              35.3          21.8
  1/8/97          21.7              35.2          21.7
  1/9/97          21.7              35.1          21.7
 1/10/97          22.0              35.1          22.0
 1/13/97          21.5              34.5          21.5
 1/14/97          20.7              34.3          20.7
 1/15/97          21.2              34.3          21.2
 1/16/97          21.3              34.4          21.3
 1/17/97          21.3              34.2          21.3
 1/20/97          21.0              34.7          21.0
 1/21/97          21.3              34.1          21.3
 1/22/97          21.3              34.0          21.3
 1/23/97          22.3              33.7          22.3
 1/24/97          21.3              32.5          21.3
 1/27/97          21.2              32.2          21.2
 1/28/97          21.2              33.2          21.2
 1/29/97          20.5              32.8          20.5
 1/30/97          20.5              32.4          20.5
 1/31/97          20.7              31.9          20.7
  2/3/97          19.7              31.5          19.7
  2/4/97          19.6              31.4          19.6
  2/5/97          18.9              31.0          18.9
  2/6/97          18.6              30.7          18.6
  2/7/97          19.6              31.3          19.6
 2/10/97          18.8              30.6          18.8
 2/11/97          17.6              30.3          17.6
 2/12/97          16.8              30.4          16.8
 2/13/97          17.5              30.9          17.5
 2/14/97          18.6              31.0          18.6
 2/18/97          18.9              31.5          18.9
 2/19/97          19.7              31.1          19.7
 2/20/97          19.9              30.7          19.9
 2/21/97          19.6              30.4          19.6
 2/24/97          19.6              31.1          19.6
 2/25/97          20.0              31.6          20.0
 2/26/97          19.7              32.0          19.7
 2/27/97          20.3              31.8          20.3
 2/28/97          20.0              31.6          20.0
  3/3/97          19.5              32.0          19.5
  3/4/97          19.4              32.4          19.4
  3/5/97          20.3              32.7          20.3
  3/6/97          21.5              32.3          21.5
  3/7/97          21.9              32.8          21.9
 3/10/97          21.6              32.4          21.6
 3/11/97          21.8              33.1          21.8
 3/12/97          19.8              32.1          19.8
 3/13/97          18.5              31.6          18.5
 3/14/97          18.2              31.7          18.2
 3/17/97          17.7              30.6          17.7
 3/18/97          18.7              30.5          18.7
 3/19/97          18.9              30.2          18.9
 3/20/97          18.4              30.5          18.4
 3/21/97          19.0              30.9          19.0
 3/24/97          19.0              30.1          19.0
 3/25/97          19.2              30.4          19.2
 3/26/97          19.0              30.6          19.0
 3/27/97          18.9              30.1          18.9
 3/31/97          17.7              29.0          17.7
  4/1/97          15.9              26.9          15.9
  4/2/97          15.6              26.4          15.6
  4/3/97          15.5              26.5          15.5
  4/4/97          15.8              27.3          15.8
  4/7/97          15.2              27.9          15.2
  4/8/97          15.3              28.3          15.3
  4/9/97          16.1              27.9          16.1
 4/10/97          16.4              27.4          16.4
 4/11/97          15.8              26.8          15.8
 4/14/97          15.5              26.5          15.5
 4/15/97          15.5              27.2          15.5
 4/16/97          15.0              26.9          15.0
 4/17/97          15.3              27.1          15.3
 4/18/97          15.0              27.0          15.0
 4/21/97          15.0              26.1          15.0
 4/22/97          15.5              25.7          15.5
 4/23/97          17.0              26.0          17.0
 4/24/97          16.8              26.2          16.8
 4/25/97          16.8              25.4          16.8
 4/28/97          16.8              25.5          16.8
 4/29/97          17.0              25.8          17.0
 4/30/97          17.0              26.8          17.0
  5/1/97          17.1              27.1          17.1
  5/2/97          17.3              28.1          17.3
  5/5/97          19.7              29.3          19.7
  5/6/97          18.6              29.2          18.6
  5/7/97          18.6              28.7          18.6
  5/8/97          18.8              29.0          18.8
  5/9/97          19.2              29.1          19.2
 5/12/97          18.6              28.7          18.6
 5/13/97          18.2              28.3          18.2
 5/14/97          17.9              28.6          17.9
 5/15/97          18.0              28.8          18.0
 5/16/97          17.9              28.7          17.9
 5/19/97          17.3              28.9          17.3
 5/20/97          17.3              28.9          17.3
 5/21/97          18.1              29.2          18.1
 5/22/97          18.3              29.1          18.3
 5/23/97          18.5              29.2          18.5
 5/27/97          19.2              29.1          19.2
 5/28/97          18.8              29.0          18.8
 5/29/97          19.5              29.2          19.5
 5/30/97          19.8              29.6          19.8
  6/2/97          20.5              29.6          20.5
  6/3/97          22.0              30.2          22.0
  6/4/97          20.9              30.1          20.9
  6/5/97          21.1              30.1          21.1
  6/6/97          20.9              30.4          20.9
  6/9/97          20.6              30.6          20.6
 6/10/97          20.6              30.8          20.6
 6/11/97          21.5              30.7          21.5
 6/12/97          21.7              30.5          21.7
 6/13/97          21.2              30.5          21.2
 6/16/97          21.7              30.6          21.7
 6/17/97          21.2              31.1          21.2
 6/18/97          21.1              30.8          21.1
 6/19/97          20.9              31.3          20.9
 6/20/97          20.9              31.0          20.9
 6/23/97          20.9              30.5          20.9
 6/24/97          20.8              31.5          20.8
 6/25/97          20.6              31.7          20.6
 6/26/97          21.3              31.8          21.3
 6/27/97          22.4              32.1          22.4
 6/30/97          23.1              31.9          23.1
  7/1/97          23.0              30.4          23.0
  7/2/97          23.0              30.2          23.0
  7/3/97          22.9              30.2          22.9
  7/7/97          23.2              30.0          23.2
  7/8/97          23.0              30.2          23.0
  7/9/97          23.2              30.2          23.2
 7/10/97          23.5              30.1          23.5
 7/11/97          23.3              31.1          23.3
 7/14/97          23.2              31.8          23.2
 7/15/97          23.0              32.1          23.0
 7/16/97          23.3              32.1          23.3
 7/17/97          23.0              32.1          23.0
 7/18/97          23.1              31.8          23.1
 7/21/97          22.9              31.3          22.9
 7/22/97          23.0              31.5          23.0
 7/23/97          23.6              31.5          23.6
 7/24/97          23.7              31.3          23.7
 7/25/97          23.6              30.8          23.6
 7/28/97          23.8              30.6          23.8
 7/29/97          23.4              30.5          23.4
 7/30/97          22.9              31.0          22.9
 7/31/97          23.1              30.9          23.1
  8/1/97          23.3              30.5          23.3
  8/4/97          23.6              30.6          23.6
  8/5/97          24.2              30.9          24.2
  8/6/97          25.2              31.0          25.2
  8/7/97          24.5              30.8          24.5
  8/8/97          23.7              30.4          23.7
 8/11/97          23.8              30.1          23.8
 8/12/97          24.2              30.1          24.2
 8/13/97          24.1              30.0          24.1
 8/14/97          24.4              30.2          24.4
 8/15/97          24.2              30.1          24.2
 8/18/97          24.0              29.9          24.0
 8/19/97          23.7              30.0          23.7
 8/20/97          22.8              30.4          22.8
 8/21/97          22.3              30.2          22.3
 8/22/97          21.9              30.1          21.9
 8/25/97          21.7              30.1          21.7
 8/26/97          21.1              30.2          21.1
 8/27/97          21.8              30.5          21.8
 8/28/97          21.3              30.5          21.3
 8/29/97          22.2              30.3          22.2
  9/2/97          22.9              30.7          22.9
  9/3/97          22.7              30.6          22.7
  9/4/97          22.7              30.9          22.7
  9/5/97          23.3              31.5          23.3
  9/8/97          22.7              31.8          22.7
  9/9/97          23.4              32.0          23.4
 9/10/97          24.2              32.1          24.2
 9/11/97          23.7              31.3          23.7
 9/12/97          23.9              31.6          23.9
 9/15/97          23.7              31.3          23.7
 9/16/97          24.3              30.9          24.3
 9/17/97          25.0              31.1          25.0
 9/18/97          25.2              31.1          25.2
 9/19/97          25.5              31.2          25.5
 9/22/97          25.9              30.9          25.9
 9/23/97          25.2              30.6          25.2
 9/24/97          24.5              29.5          24.5
 9/25/97          23.2              29.6          23.2
 9/26/97          21.3              29.5          21.3
 9/29/97          21.8              30.0          21.8
 9/30/97          21.9              30.0          21.9
 10/1/97          21.2              28.8          21.2
 10/2/97          21.8              29.3          21.8
 10/3/97          21.5              30.1          21.5
 10/6/97          21.5              30.7          21.5
 10/7/97          20.9              30.4          20.9
 10/8/97          21.4              30.8          21.4
 10/9/97          21.0              30.4          21.0
10/10/97          21.2              30.2          21.2
10/13/97          20.4              30.1          20.4
10/14/97          20.9              30.3          20.9
10/15/97          21.3              30.1          21.3
10/16/97          20.3              29.8          20.3
10/17/97          20.0              29.0          20.0
10/20/97          20.9              29.6          20.9
10/21/97          21.2              30.6          21.2
10/22/97          21.2              30.5          21.2
10/23/97          20.7              29.3          20.7
10/24/97          20.3              28.9          20.3
10/27/97          17.3              26.9          17.3
10/28/97          18.4              27.8          18.4
10/29/97          17.6              28.2          17.6
10/30/97          17.1              27.4          17.1
10/31/97          16.9              27.9          16.9
 11/3/97          17.0              28.0          17.0
 11/4/97          17.3              28.0          17.3
 11/5/97          18.0              27.9          18.0
 11/6/97          18.0              27.6          18.0
 11/7/97          18.0              27.2          18.0
11/10/97          18.0              27.0          18.0
11/11/97          18.3              26.5          18.3
11/12/97          18.5              25.7          18.5
11/13/97          18.0              26.0          18.0
11/14/97          18.3              26.4          18.3
11/17/97          18.0              27.0          18.0
11/18/97          18.0              27.0          18.0
11/19/97          18.7              26.9          18.7
11/20/97          18.6              27.6          18.6
11/21/97          18.3              27.7          18.3
11/24/97          17.8              27.0          17.8
11/25/97          18.5              27.3          18.5
11/26/97          18.5              27.1          18.5
11/28/97          18.4              27.6          18.4
 12/1/97          18.3              28.2          18.3
 12/2/97          18.0              29.1          18.0
 12/3/97          18.0              28.2          18.0
 12/4/97          18.2              28.2          18.2
 12/5/97          18.3              28.0          18.3
 12/8/97          18.3              28.3          18.3
 12/9/97          17.9              28.2          17.9
12/10/97          18.0              27.6          18.0
12/11/97          17.6              27.0          17.6
12/12/97          18.1              26.9          18.1
12/15/97          17.9              27.1          17.9
12/16/97          17.8              27.5          17.8
12/17/97          18.3              27.4          18.3
12/18/97          18.7              26.8          18.7
12/19/97          18.6              26.2          18.6
12/22/97          18.6              26.2          18.6
12/23/97          18.7              26.1          18.7
12/24/97          18.9              26.5          18.9
12/26/97          18.9              26.6          18.9
12/29/97          19.4              26.6          19.4
12/30/97          19.5              27.5          19.5
12/31/97          20.0              27.5          20.0
  1/2/98          19.2              26.0          19.2
  1/5/98          19.6              26.6          19.6
  1/6/98          19.8              26.0          19.8
  1/7/98          19.5              26.0          19.5
  1/8/98          18.4              25.7          18.4
  1/9/98          18.1              25.0          18.1
 1/12/98          18.3              25.0          18.3
 1/13/98          18.5              25.2          18.5
 1/14/98          18.5              25.1          18.5
 1/15/98          18.7              25.4          18.7
 1/16/98          18.6              25.9          18.6
 1/20/98          18.5              26.2          18.5
 1/21/98          18.5              26.6          18.5
 1/22/98          18.3              26.7          18.3
 1/23/98          17.2              26.7          17.2
 1/26/98          17.1              25.9          17.1
 1/27/98          17.6              26.4          17.6
 1/28/98          17.3              27.1          17.3
 1/29/98          17.9              27.7          17.9
 1/30/98          18.0              28.0          18.0
  2/2/98          18.0              28.0          18.0
  2/3/98          18.1              27.9          18.1
  2/4/98          17.8              28.0          17.8
  2/5/98          18.0              28.3          18.0
  2/6/98          18.1              28.1          18.1
  2/9/98          18.0              28.7          18.0
 2/10/98          17.9              28.9          17.9
 2/11/98          17.9              29.6          17.9
 2/12/98          18.0              29.3          18.0
 2/13/98          18.7              29.5          18.7
 2/17/98          18.9              29.5          18.9
 2/18/98          19.0              29.7          19.0
 2/19/98          19.6              29.6          19.6
 2/20/98          19.9              29.3          19.9
 2/23/98          20.6              29.7          20.6
 2/24/98          20.6              29.4          20.6
 2/25/98          20.6              29.8          20.6
 2/26/98          20.7              29.8          20.7
 2/27/98          20.3              30.0          20.3
  3/2/98          20.2              30.1          20.2
  3/3/98          20.0              30.1          20.0
  3/4/98          20.1              30.0          20.1
  3/5/98          19.9              30.3          19.9
  3/6/98          19.9              30.6          19.9
  3/9/98          20.3              31.3          20.3
 3/10/98          20.7              31.8          20.7
 3/11/98          20.7              31.6          20.7
 3/12/98          20.6              31.5          20.6
 3/13/98          20.8              31.7          20.8
 3/16/98          21.3              31.7          21.3
 3/17/98          21.7              31.9          21.7
 3/18/98          22.1              31.5          22.1
 3/19/98          22.3              31.7          22.3
 3/20/98          22.9              31.6          22.9
 3/23/98          22.8              31.7          22.8
 3/24/98          22.7              31.7          22.7
 3/25/98          22.7              31.7          22.7
 3/26/98          23.0              32.1          23.0
 3/27/98          22.7              32.1          22.7
 3/30/98          21.1              31.8          21.1
 3/31/98          19.8              32.6          19.8
  4/1/98          19.1              31.4          19.1
  4/2/98          19.3              31.7          19.3
  4/3/98          19.2              31.9          19.2
  4/6/98          19.0              31.4          19.0
  4/7/98          18.5              31.2          18.5
  4/8/98          19.1              31.0          19.1
  4/9/98          19.5              30.8          19.5
 4/13/98          20.2              30.2          20.2
 4/14/98          19.1              30.5          19.1
 4/15/98          18.1              30.9          18.1
 4/16/98          17.7              31.0          17.7
 4/17/98          18.5              31.2          18.5
 4/20/98          19.6              31.9          19.6
 4/21/98          19.6              32.5          19.6
 4/22/98          19.9              32.5          19.9
 4/23/98          19.0              31.9          19.0
 4/24/98          18.6              31.5          18.6
 4/27/98          18.3              30.6          18.3
 4/28/98          18.0              31.3          18.0
 4/29/98          18.0              31.2          18.0
 4/30/98          16.1              31.8          16.1
  5/1/98          18.1              31.8          18.1
  5/4/98          19.2              32.1          19.2
  5/5/98          18.8              31.8          18.8
  5/6/98          18.7              31.5          18.7
  5/7/98          17.9              31.3          17.9
  5/8/98          17.5              31.6          17.5
 5/11/98          17.2              31.3          17.2
 5/12/98          17.1              31.5          17.1
 5/13/98          16.9              31.6          16.9
 5/14/98          17.1              31.7          17.1
 5/15/98          17.2              32.2          17.2
 5/18/98          16.7              32.1          16.7
 5/19/98          16.7              32.3          16.7
 5/20/98          16.7              32.0          16.7
 5/21/98          16.1              31.9          16.1
 5/22/98          16.3              31.5          16.3
 5/26/98          15.5              31.2          15.5
 5/27/98          15.5              30.5          15.5
 5/28/98          15.5              30.7          15.5
 5/29/98          19.4              30.9          19.4
  6/1/98          20.2              30.6          20.2
  6/2/98          20.3              30.3          20.3
  6/3/98          20.4              30.2          20.4
  6/4/98          20.5              30.3          20.5
  6/5/98          20.8              30.6          20.8
  6/8/98          20.9              30.9          20.9
 6/9/98           21.2              31.6          21.2
 6/10/98          21.1              31.6          21.1
 6/11/98          21.4              31.6          21.4
 6/12/98          20.7              31.6          20.7
 6/15/98          20.7              30.7          20.7
 6/16/98          20.6              31.6          20.6
 6/17/98          20.7              32.3          20.7
 6/18/98          21.2              32.0          21.2
 6/19/98          21.8              31.6          21.8
 6/22/98          21.4              31.8          21.4
 6/23/98          21.7              32.2          21.7
 6/24/98          21.8              33.3          21.8
 6/25/98          21.3              33.1          21.3
 6/26/98          21.4              33.0          21.4
 6/29/98          21.3              33.5          21.3
 6/30/98          21.7              33.6          21.7
  7/1/98          22.3              32.1          22.3
  7/2/98          22.0              31.8          22.0
  7/6/98          22.2              32.0          22.2
  7/7/98          23.1              31.6          23.1
  7/8/98          22.4              31.5          22.4
  7/9/98          22.5              31.6          22.5
 7/10/98          22.6              31.2          22.6
 7/13/98          22.7              30.8          22.7
 7/14/98          22.6              31.1          22.6
 7/15/98          21.7              31.0          21.7
 7/16/98          22.1              31.7          22.1
 7/17/98          21.8              31.7          21.8
 7/20/98          22.0              32.0          22.0
 7/21/98          21.6              31.7          21.6
 7/22/98          21.6              31.1          21.6
 7/23/98          21.2              30.7          21.2
 7/24/98          21.0              30.8          21.0
 7/27/98          20.6              30.7          20.6
 7/28/98          20.0              30.4          20.0
 7/29/98          19.8              30.1          19.8
 7/30/98          19.7              30.2          19.7
 7/31/98          19.4              29.4          19.4
  8/3/98          19.0              28.5          19.0
  8/4/98          18.1              27.6          18.1
  8/5/98          16.7              27.6          16.7
  8/6/98          16.8              27.9          16.8
  8/7/98          17.3              28.7          17.3
 8/10/98          17.1              28.5          17.1
 8/11/98          16.1              27.7          16.1
 8/12/98          16.7              28.0          16.7
 8/13/98          16.5              27.4          16.5
 8/14/98          16.2              27.2          16.2
 8/17/98          16.1              27.3          16.1
 8/18/98          16.3              27.7          16.3
 8/19/98          15.6              27.2          15.6
 8/20/98          15.4              26.5          15.4
 8/21/98          15.1              25.8          15.1
 8/24/98          15.1              26.1          15.1
 8/25/98          14.5              26.3          14.5
 8/26/98          14.8              25.8          14.8
 8/27/98          14.4              24.9          14.4
 8/28/98          13.8              24.7          13.8
 8/31/98          13.4              23.3          13.4
  9/1/98          13.4              24.6          13.4
  9/2/98          13.6              25.5          13.6
  9/3/98          13.2              25.1          13.2
  9/4/98          13.0              25.0          13.0
  9/8/98          14.2              26.3          14.2
  9/9/98          14.2              25.8          14.2
 9/10/98          13.0              25.3          13.0
 9/11/98          13.5              26.5          13.5
 9/14/98          14.7              26.8          14.7
 9/15/98          14.7              27.1          14.7
 9/16/98          14.0              27.5          14.0
 9/17/98          14.2              27.2          14.2
 9/18/98          15.3              27.8          15.3
 9/21/98          15.1              27.4          15.1
 9/22/98          15.4              27.9          15.4
 9/23/98          15.7              28.9          15.7
 9/24/98          15.5              28.1          15.5
 9/25/98          15.7              28.1          15.7
 9/28/98          15.1              28.0          15.1
 9/29/98          14.9              27.5          14.9
 9/30/98          14.5              26.5          14.5
 10/1/98          13.9              24.9          13.9
 10/2/98          13.6              25.2          13.6
 10/5/98          11.8              24.0          11.8
 10/6/98          12.1              24.1          12.1
 10/7/98          11.9              23.5          11.9
 10/8/98          10.9              22.5          10.9
 10/9/98          10.7              23.5          10.7
10/12/98          11.6              24.4          11.6
10/13/98          12.1              24.5          12.1
10/14/98          12.6              24.9          12.6
10/15/98          13.5              25.4          13.5
10/16/98          14.3              25.3          14.3
10/19/98          14.6              26.0          14.6
10/20/98          15.0              25.9          15.0
10/21/98          14.3              26.4          14.3
10/22/98          14.0              27.4          14.0
10/23/98          16.1              27.6          14.2
10/26/98          16.4              27.8          14.2
10/27/98          16.7              27.6          14.1
10/28/98          17.0              27.5          14.0
10/29/98          16.8              28.1          14.4
10/30/98          16.7              28.0          14.4
 11/2/98          16.8              27.9          14.4
 11/3/98          16.8              27.5          14.3
 11/4/98          16.7              28.2          14.6
 11/5/98          16.7              28.2          14.6
 11/6/98          16.6              28.2          14.6
 11/9/98          16.7              28.2          14.6
11/10/98          16.7              28.2          14.5
11/11/98          16.7              28.1          14.5
11/12/98          16.8              28.4          14.6
11/13/98          16.8              28.3          14.6
11/16/98          16.6              28.5          14.7
11/17/98          16.9              28.7          14.7
11/18/98          16.9              28.7          14.8
11/19/98          17.0              29.4          15.1
11/20/98          17.1              29.3          15.0
11/23/98          17.1              29.3          15.0
11/24/98          17.5              30.1          15.3
11/25/98          17.3              30.1          15.3
11/27/98          17.1              30.1          15.3
11/30/98          17.3              29.5          15.1
 12/1/98          17.4              29.5          15.1
 12/2/98          17.5              29.3          15.0
 12/3/98          17.3              29.4          15.0
 12/4/98          17.3              30.4          15.4
 12/7/98          17.4              30.3          15.5
 12/8/98          17.3              30.1          15.3
 12/9/98          17.3              30.1          15.3


(1) Transaction Processors Index includes: Concord EFS, First Data, National Data, National Processing, NOVA Corporation, First USA Paymentech, Total System Services, and Transaction Network Services

                                                                 CONFIDENTIAL 18
PROJECT BLUE


HISTORICAL FORWARD TWELVE MONTHS P/E RATIO - VS. CONTROLLED PROCESSORS
--------------------------------------------------------------------------------
DECEMBER 19, 1996 (BLUE IPO) THROUGH DECEMBER 9, 1998


--------------------------
PTI Average:         25.2x
PTI Current:         22.6x
--------------------------
Blue Company Avg.:   19.2x
Blue Company Curr.:  17.3x
Blue Company Ind.:   15.3x
--------------------------
NAP Average:         15.3x
NAP Current:         11.1x
--------------------------


                                    [GRAPH]




Page 18

                                 National               First       Indexed
                   Blue        Processing                 USA          Blue
             Company(1)            (2)(3)       Paymentech(4)       Company
12/19/96           22.0              21.3                39.0          22.0
12/20/96           21.7              20.6                38.7          21.7
12/23/96           21.2              20.2                39.0          21.2
12/24/96           22.0              20.0                39.1          22.0
12/26/96           21.4              19.9                39.4          21.4
12/27/96           22.0              19.9                39.1          22.0
12/30/96           22.3              19.2                38.3          22.3
12/31/96           22.6              20.0                36.2          22.6
  1/2/97           21.2              19.8                30.9          21.2
  1/3/97           21.8              19.6                31.7          21.8
  1/6/97           22.5              19.6                31.6          22.5
  1/7/97           21.8              19.1                32.4          21.8
  1/8/97           21.7              19.0                32.8          21.7
  1/9/97           21.7              17.9                32.3          21.7
 1/10/97           22.0              19.0                32.8          22.0
 1/13/97           21.5              17.9                32.2          21.5
 1/14/97           20.7              18.2                32.1          20.7
 1/15/97           21.2              18.1                30.5          21.2
 1/16/97           21.3              17.6                30.9          21.3
 1/17/97           21.3              17.6                31.0          21.3
 1/20/97           21.0              17.9                32.9          21.0
 1/21/97           21.3              17.3                32.1          21.3
 1/22/97           21.3              17.1                32.2          21.3
 1/23/97           22.3              16.4                32.6          22.3
 1/24/97           21.3              14.5                31.8          21.3
 1/27/97           21.2              14.8                32.2          21.2
 1/28/97           21.2              15.1                32.4          21.2
 1/29/97           20.5              15.1                32.3          20.5
 1/30/97           20.5              15.1                32.2          20.5
 1/31/97           20.7              14.2                31.6          20.7
  2/3/97           19.7              15.1                31.7          19.7
  2/4/97           19.6              14.6                31.1          19.6
  2/5/97           18.9              14.9                30.4          18.9
  2/6/97           18.6              14.7                29.9          18.6
  2/7/97           19.6              14.7                29.8          19.6
 2/10/97           18.8              14.6                27.5          18.8
 2/11/97           17.6              13.8                27.9          17.6
 2/12/97           16.8              13.8                27.2          16.8
 2/13/97           17.5              13.8                28.2          17.5
 2/14/97           18.6              13.6                28.2          18.6
 2/18/97           18.9              12.8                27.2          18.9
 2/19/97           19.7              12.1                26.4          19.7
 2/20/97           19.9              13.1                23.9          19.9
 2/21/97           19.6              13.9                24.4          19.6
 2/24/97           19.6              15.2                27.6          19.6
 2/25/97           20.0              15.9                29.3          20.0
 2/26/97           19.7              15.6                30.1          19.7
 2/27/97           20.3              14.2                29.8          20.3
 2/28/97           20.0              14.2                28.3          20.0
  3/3/97           19.5              16.7                28.3          19.5
  3/4/97           19.4              16.3                29.3          19.4
  3/5/97           20.3              15.2                29.8          20.3
  3/6/97           21.5              15.0                29.8          21.5
  3/7/97           21.9              15.5                31.0          21.9
 3/10/97           21.6              15.7                31.5          21.6
 3/11/97           21.8              16.1                31.7          21.8
 3/12/97           19.8              13.4                29.0          19.8
 3/13/97           18.5              13.8                26.7          18.5
 3/14/97           18.2              14.0                27.0          18.2
 3/17/97           17.7              13.6                26.8          17.7
 3/18/97           18.7              14.0                26.8          18.7
 3/19/97           18.9              14.0                26.6          18.9
 3/20/97           18.4              13.6                26.7          18.4
 3/21/97           19.0              13.6                26.6          19.0
 3/24/97           19.0              12.7                26.2          19.0
 3/25/97           19.2              13.2                26.0          19.2
 3/26/97           19.0              13.2                25.5          19.0
 3/27/97           18.9              12.7                26.0          18.9
 3/31/97           17.7              12.3                25.1          17.7
  4/1/97           15.9              13.3                22.2          15.9
  4/2/97           15.6              13.1                21.6          15.6
  4/3/97           15.5              12.9                22.0          15.5
  4/4/97           15.8              12.9                21.4          15.8
  4/7/97           15.2              12.9                21.8          15.2
  4/8/97           15.3              12.7                22.4          15.3
  4/9/97           16.1              12.7                22.7          16.1
 4/10/97           16.4              12.7                21.2          16.4
 4/11/97           15.8              12.4                19.7          15.8
 4/14/97           15.5              12.2                19.4          15.5
 4/15/97           15.5              12.4                19.9          15.5
 4/16/97           15.0              12.4                21.0          15.0
 4/17/97           15.3              12.2                20.2          15.3
 4/18/97           15.0              12.0                20.2          15.0
 4/21/97           15.0              11.6                19.7          15.0
 4/22/97           15.5              11.6                20.1          15.5
 4/23/97           17.0              11.4                20.2          17.0
 4/24/97           16.8              11.2                20.2          16.8
 4/25/97           16.8              11.0                20.0          16.8
 4/28/97           16.8              11.0                20.3          16.8
 4/29/97           17.0              11.2                20.5          17.0
 4/30/97           17.0              11.2                21.7          17.0
  5/1/97           17.1              10.4                21.4          17.1
  5/2/97           17.3              12.6                21.6          17.3
  5/5/97           19.7              13.6                23.0          19.7
  5/6/97           18.6              13.6                24.5          18.6
  5/7/97           18.6              13.4                24.6          18.6
  5/8/97           18.8              13.0                26.2          18.8
  5/9/97           19.2              12.8                27.1          19.2
 5/12/97           18.6              12.3                26.9          18.6
 5/13/97           18.2              12.6                26.3          18.2
 5/14/97           17.9              13.2                25.1          17.9
 5/15/97           18.0              13.4                26.0          18.0
 5/16/97           17.9              12.8                26.7          17.9
 5/19/97           17.3              13.0                25.7          17.3
 5/20/97           17.3              12.6                25.7          17.3
 5/21/97           18.1              12.4                26.3          18.1
 5/22/97           18.3              12.3                26.9          18.3
 5/23/97           18.5              11.9                26.8          18.5
 5/27/97           19.2              12.1                26.6          19.2
 5/28/97           18.8              12.3                27.3          18.8
 5/29/97           19.5              12.3                28.0          19.5
 5/30/97           19.8              12.4                28.4          19.8
  6/2/97           20.5              12.2                29.2          20.5
  6/3/97           22.0              12.2                29.9          22.0
  6/4/97           20.9              12.4                29.8          20.9
  6/5/97           21.1              12.6                29.9          21.1
  6/6/97           20.9              12.7                28.7          20.9
  6/9/97           20.6              12.2                29.2          20.6
 6/10/97           20.6              12.0                29.3          20.6
 6/11/97           21.5              12.2                29.8          21.5
 6/12/97           21.7              12.2                29.0          21.7
 6/13/97           21.2              12.4                28.5          21.2
 6/16/97           21.7              12.0                29.6          21.7
 6/17/97           21.2              14.2                30.3          21.2
 6/18/97           21.1              13.8                29.5          21.1
 6/19/97           20.9              13.7                29.5          20.9
 6/20/97           20.9              14.2                27.7          20.9
 6/23/97           20.9              15.1                27.3          20.9
 6/24/97           20.8              15.8                27.5          20.8
 6/25/97           20.6              16.1                27.5          20.6
 6/26/97           21.3              16.0                27.2          21.3
 6/27/97           22.4              15.7                26.2          22.4
 6/30/97           23.1              14.9                26.0          23.1
  7/1/97           23.0              16.7                24.1          23.0
  7/2/97           23.0              16.3                24.9          23.0
  7/3/97           22.9              16.3                24.4          22.9
  7/7/97           23.2              15.7                24.0          23.2
  7/8/97           23.0              15.1                24.7          23.0
  7/9/97           23.2              15.8                24.7          23.2
 7/10/97           23.5              15.8                24.7          23.5
 7/11/97           23.3              17.5                24.6          23.3
 7/14/97           23.2              17.7                24.7          23.2
 7/15/97           23.0              17.6                24.4          23.0
 7/16/97           23.3              17.6                23.9          23.3
 7/17/97           23.0              17.4                24.7          23.0
 7/18/97           23.1              16.9                24.5          23.1
 7/21/97           22.9              17.1                25.6          22.9
 7/22/97           23.0              17.1                26.4          23.0
 7/23/97           23.6              16.6                27.1          23.6
 7/24/97           23.7              16.3                26.9          23.7
 7/25/97           23.6              16.1                26.6          23.6
 7/28/97           23.8              16.6                26.2          23.8
 7/29/97           23.4              16.6                26.3          23.4
 7/30/97           22.9              17.1                25.6          22.9
 7/31/97           23.1              16.9                25.6          23.1
  8/1/97           23.3              16.4                25.7          23.3
  8/4/97           23.6              16.9                25.8          23.6
  8/5/97           24.2              16.8                25.9          24.2
  8/6/97           25.2              16.3                26.3          25.2
  8/7/97           24.5              16.1                25.7          24.5
  8/8/97           23.7              16.2                24.9          23.7
 8/11/97           23.8              16.2                25.2          23.8
 8/12/97           24.2              16.1                24.9          24.2
 8/13/97           24.1              16.2                24.4          24.1
 8/14/97           24.4              16.2                24.2          24.4
 8/15/97           24.2              16.2                24.9          24.2
 8/18/97           24.0              16.4                24.5          24.0
 8/19/97           23.7              16.4                24.9          23.7
 8/20/97           22.8              16.2                24.7          22.8
 8/21/97           22.3              16.3                25.6          22.3
 8/22/97           21.9              16.6                25.4          21.9
 8/25/97           21.7              16.3                26.2          21.7
 8/26/97           21.1              16.6                26.1          21.1
 8/27/97           21.8              16.5                26.4          21.8
 8/28/97           21.3              16.6                26.5          21.3
 8/29/97           22.2              16.5                27.1          22.2
  9/2/97           22.9              16.2                27.6          22.9
  9/3/97           22.7              16.2                26.9          22.7
  9/4/97           22.7              17.2                26.8          22.7
  9/5/97           23.3              17.8                27.0          23.3
  9/8/97           22.7              18.3                26.8          22.7
  9/9/97           23.4              18.0                27.0          23.4
 9/10/97           24.2              17.8                27.8          24.2
 9/11/97           23.7              17.4                27.4          23.7
 9/12/97           23.9              17.7                27.4          23.9
 9/15/97           23.7              17.5                27.2          23.7
 9/16/97           24.3              18.1                22.0          24.3
 9/17/97           25.0              18.3                22.5          25.0
 9/18/97           25.2              17.6                22.7          25.2
 9/19/97           25.5              17.7                22.6          25.5
 9/22/97           25.9              17.7                20.9          25.9
 9/23/97           25.2              17.6                19.9          25.2
 9/24/97           24.5              17.4                15.6          24.5
 9/25/97           23.2              17.7                18.6          23.2
 9/26/97           21.3              17.7                18.7          21.3
 9/29/97           21.8              17.7                18.9          21.8
 9/30/97           21.9              17.7                18.7          21.9
 10/1/97           21.2              17.2                20.6          21.2
 10/2/97           21.8              17.1                22.5          21.8
 10/3/97           21.5              17.8                25.0          21.5
 10/6/97           21.5              17.5                24.1          21.5
 10/7/97           20.9              17.4                23.6          20.9
 10/8/97           21.4              17.2                24.2          21.4
 10/9/97           21.0              16.0                24.1          21.0
10/10/97           21.2              16.0                24.2          21.2
10/13/97           20.4              15.9                23.8          20.4
10/14/97           20.9              16.2                25.2          20.9
10/15/97           21.3              16.7                25.2          21.3
10/16/97           20.3              16.7                25.1          20.3
10/17/97           20.0              16.9                24.4          20.0
10/20/97           20.9              16.9                24.8          20.9
10/21/97           21.2              17.3                24.6          21.2
10/22/97           21.2              17.4                24.4          21.2
10/23/97           20.7              16.9                24.3          20.7
10/24/97           20.3              17.2                23.0          20.3
10/27/97           17.3              16.2                21.7          17.3
10/28/97           18.4              16.5                24.9          18.4
10/29/97           17.6              16.2                25.1          17.6
10/30/97           17.1              15.5                24.0          17.1
10/31/97           16.9              15.9                25.4          16.9
 11/3/97           17.0              15.3                25.9          17.0
 11/4/97           17.3              15.1                25.3          17.3
 11/5/97           18.0              15.2                25.0          18.0
 11/6/97           18.0              15.5                24.4          18.0
 11/7/97           18.0              15.4                23.1          18.0
11/10/97           18.0              14.9                23.4          18.0
11/11/97           18.3              14.7                23.6          18.3
11/12/97           18.5              14.7                22.5          18.5
11/13/97           18.0              14.3                22.0          18.0
11/14/97           18.3              14.9                23.0          18.3
11/17/97           18.0              14.8                22.9          18.0
11/18/97           18.0              15.2                23.6          18.0
11/19/97           18.7              15.2                23.9          18.7
11/20/97           18.6              15.5                24.1          18.6
11/21/97           18.3              15.9                23.9          18.3
11/24/97           17.8              16.2                22.9          17.8
11/25/97           18.5              15.9                23.3          18.5
11/26/97           18.5              15.8                22.7          18.5
11/28/97           18.4              15.8                22.9          18.4
 12/1/97           18.3              15.0                23.0          18.3
 12/2/97           18.0              15.0                24.8          18.0
 12/3/97           18.0              15.0                24.9          18.0
 12/4/97           18.2              14.9                24.9          18.2
 12/5/97           18.3              14.6                24.8          18.3
 12/8/97           18.3              14.9                24.4          18.3
 12/9/97           17.9              15.1                24.2          17.9
12/10/97           18.0              15.0                23.5          18.0
12/11/97           17.6              15.0                21.7          17.6
12/12/97           18.1              14.8                20.6          18.1
12/15/97           17.9              14.8                21.0          17.9
12/16/97           17.8              14.8                21.7          17.8
12/17/97           18.3              14.9                22.2          18.3
12/18/97           18.7              14.6                21.4          18.7
12/19/97           18.6              14.0                21.0          18.6
12/22/97           18.6              13.9                20.1          18.6
12/23/97           18.7              14.2                19.4          18.7
12/24/97           18.9              14.6                20.3          18.9
12/26/97           18.9              14.6                20.2          18.9
12/29/97           19.4              13.9                20.2          19.4
12/30/97           19.5              14.3                21.8          19.5
12/31/97           20.0              14.4                23.9          20.0
  1/2/98           19.2              13.9                22.0          19.2
  1/5/98           19.6              13.8                22.7          19.6
  1/6/98           19.8              14.2                22.1          19.8
  1/7/98           19.5              13.9                21.7          19.5
  1/8/98           18.4              13.9                21.6          18.4
  1/9/98           18.1              13.7                20.8          18.1
 1/12/98           18.3              13.5                21.1          18.3
 1/13/98           18.5              13.5                21.2          18.5
 1/14/98           18.5              13.7                21.2          18.5
 1/15/98           18.7              14.5                20.7          18.7
 1/16/98           18.6              14.8                21.2          18.6
 1/20/98           18.5              14.7                21.5          18.5
 1/21/98           18.5              14.6                22.6          18.5
 1/22/98           18.3              14.8                22.4          18.3
 1/23/98           17.2              15.1                22.2          17.2
 1/26/98           17.1              14.4                21.7          17.1
 1/27/98           17.6              14.2                21.2          17.6
 1/28/98           17.3              14.9                21.5          17.3
 1/29/98           17.9              15.7                21.3          17.9
 1/30/98           18.0              15.6                21.0          18.0
  2/2/98           18.0              15.4                20.8          18.0
  2/3/98           18.1              15.2                20.5          18.1
  2/4/98           17.8              16.8                20.5          17.8
  2/5/98           18.0              16.9                20.5          18.0
  2/6/98           18.1              16.2                19.4          18.1
  2/9/98           18.0              16.5                21.8          18.0
 2/10/98           17.9              16.9                22.3          17.9
 2/11/98           17.9              16.8                24.6          17.9
 2/12/98           18.0              16.5                24.4          18.0
 2/13/98           18.7              16.8                24.1          18.7
 2/17/98           18.9              16.8                25.5          18.9
 2/18/98           19.0              16.9                25.3          19.0
 2/19/98           19.6              16.8                25.3          19.6
 2/20/98           19.9              16.8                24.9          19.9
 2/23/98           20.6              16.6                25.0          20.6
 2/24/98           20.6              16.5                24.2          20.6
 2/25/98           20.6              16.2                24.5          20.6
 2/26/98           20.7              16.5                24.8          20.7
 2/27/98           20.3              16.2                24.8          20.3
  3/2/98           20.2              16.4                26.6          20.2
  3/3/98           20.0              16.3                26.4          20.0
  3/4/98           20.1              16.5                26.0          20.1
  3/5/98           19.9              16.2                26.0          19.9
  3/6/98           19.9              16.4                26.1          19.9
  3/9/98           20.3              16.6                26.8          20.3
 3/10/98           20.7              16.8                26.3          20.7
 3/11/98           20.7              16.9                25.8          20.7
 3/12/98           20.6              17.0                26.6          20.6
 3/13/98           20.8              16.7                27.4          20.8
 3/16/98           21.3              16.6                27.8          21.3
 3/17/98           21.7              16.8                27.6          21.7
 3/18/98           22.1              17.0                27.9          22.1
 3/19/98           22.3              17.1                27.7          22.3
 3/20/98           22.9              16.6                27.7          22.9
 3/23/98           22.8              16.5                27.7          22.8
 3/24/98           22.7              16.6                28.0          22.7
 3/25/98           22.7              16.8                29.2          22.7
 3/26/98           23.0              17.3                30.8          23.0
 3/27/98           22.7              17.3                32.5          22.7
 3/30/98           21.1              17.1                32.5          21.1
 3/31/98           19.8              17.1                31.6          19.8
  4/1/98           19.1              17.4                27.3          19.1
  4/2/98           19.3              17.6                26.9          19.3
  4/3/98           19.2              17.1                26.3          19.2
  4/6/98           19.0              16.6                26.8          19.0
  4/7/98           18.5              16.5                26.6          18.5
  4/8/98           19.1              17.0                26.6          19.1
  4/9/98           19.5              16.6                26.7          19.5
 4/13/98           20.2              16.8                26.6          20.2
 4/14/98           19.1              17.3                26.4          19.1
 4/15/98           18.1              17.3                27.7          18.1
 4/16/98           17.7              16.6                26.9          17.7
 4/17/98           18.5              16.5                26.6          18.5
 4/20/98           19.6              17.2                27.7          19.6
 4/21/98           19.6              18.2                27.7          19.6
 4/22/98           19.9              17.9                27.7          19.9
 4/23/98           19.0              16.8                28.1          19.0
 4/24/98           18.6              16.9                29.6          18.6
 4/27/98           18.3              16.3                29.0          18.3
 4/28/98           18.0              17.1                28.9          18.0
 4/29/98           18.0              17.3                29.0          18.0
 4/30/98           16.1              17.3                29.3          16.1
  5/1/98           18.1              18.5                29.7          18.1
  5/4/98           19.2              18.8                29.3          19.2
  5/5/98           18.8              18.3                29.8          18.8
  5/6/98           18.7              18.1                29.4          18.7
  5/7/98           17.9              17.7                28.7          17.9
  5/8/98           17.5              18.1                28.6          17.5
 5/11/98           17.2              18.1                28.8          17.2
 5/12/98           17.1              17.7                28.4          17.1
 5/13/98           16.9              17.8                27.5          16.9
 5/14/98           17.1              17.8                26.6          17.1
 5/15/98           17.2              17.8                27.2          17.2
 5/18/98           16.7              17.8                27.5          16.7
 5/19/98           16.7              17.8                28.0          16.7
 5/20/98           16.7              17.4                27.5          16.7
 5/21/98           16.1              17.1                26.2          16.1
 5/22/98           16.3              16.4                25.6          16.3
 5/26/98           15.5              16.0                25.9          15.5
 5/27/98           15.5              14.4                25.0          15.5
 5/28/98           15.5              14.5                25.6          15.5
 5/29/98           19.4              14.3                26.0          19.4
  6/1/98           20.2              14.6                26.4          20.2
  6/2/98           20.3              14.5                26.7          20.3
  6/3/98           20.4              14.3                25.4          20.4
  6/4/98           20.5              15.0                25.6          20.5
  6/5/98           20.8              15.0                26.2          20.8
  6/8/98           20.9              14.9                26.0          20.9
  6/9/98           21.2              16.8                26.4          21.2
 6/10/98           21.1              17.8                26.6          21.1
 6/11/98           21.4              17.6                27.3          21.4
 6/12/98           20.7              17.6                29.4          20.7
 6/15/98           20.7              17.1                29.6          20.7
 6/16/98           20.6              17.0                29.1          20.6
 6/17/98           20.7              17.1                29.2          20.7
 6/18/98           21.2              16.7                29.4          21.2
 6/19/98           21.8              17.0                29.8          21.8
 6/22/98           21.4              15.1                29.5          21.4
 6/23/98           21.7              15.5                29.8          21.7
 6/24/98           21.8              16.7                32.3          21.8
 6/25/98           21.3              15.1                31.5          21.3
 6/26/98           21.4              15.7                32.2          21.4
 6/29/98           21.3              16.2                32.7          21.3
 6/30/98           21.7              16.1                31.8          21.7
  7/1/98           22.3              22.2                30.3          22.3
  7/2/98           22.0              21.6                29.8          22.0
  7/6/98           22.2              21.4                29.9          22.2
  7/7/98           23.1              19.2                29.7          23.1
  7/8/98           22.4              19.2                28.7          22.4
  7/9/98           22.5              19.7                27.6          22.5
 7/10/98           22.6              19.7                26.7          22.6
 7/13/98           22.7              19.6                26.2          22.7
 7/14/98           22.6              19.3                27.9          22.6
 7/15/98           21.7              18.9                26.9          21.7
 7/16/98           22.1              20.1                27.9          22.1
 7/17/98           21.8              19.8                27.6          21.8
 7/20/98           22.0              19.8                27.6          22.0
 7/21/98           21.6              20.4                27.1          21.6
 7/22/98           21.6              19.7                26.4          21.6
 7/23/98           21.2              20.0                25.9          21.2
 7/24/98           21.0              19.2                26.3          21.0
 7/27/98           20.6              21.0                25.5          20.6
 7/28/98           20.0              21.6                24.8          20.0
 7/29/98           19.8              22.4                24.7          19.8
 7/30/98           19.7              23.3                24.2          19.7
 7/31/98           19.4              22.4                23.3          19.4
  8/3/98           19.0              20.4                21.8          19.0
  8/4/98           18.1              19.7                22.4          18.1
  8/5/98           16.7              18.9                22.6          16.7
  8/6/98           16.8              18.8                23.1          16.8
  8/7/98           17.3              19.7                23.4          17.3
 8/10/98           17.1              20.3                23.3          17.1
 8/11/98           16.1              19.4                22.2          16.1
 8/12/98           16.7              19.3                22.2          16.7
 8/13/98           16.5              19.4                22.4          16.5
 8/14/98           16.2              19.0                22.3          16.2
 8/17/98           16.1              19.0                22.4          16.1
 8/18/98           16.3              19.8                23.3          16.3
 8/19/98           15.6              19.7                23.0          15.6
 8/20/98           15.4              19.4                22.7          15.4
 8/21/98           15.1              18.8                22.2          15.1
 8/24/98           15.1              19.0                22.2          15.1
 8/25/98           14.5              18.8                22.1          14.5
 8/26/98           14.8              18.4                21.5          14.8
 8/27/98           14.4              17.1                21.0          14.4
 8/28/98           13.8              17.3                19.6          13.8
 8/31/98           13.4              16.8                16.5          13.4
  9/1/98           13.4              16.0                18.2          13.4
  9/2/98           13.6              17.5                18.0          13.6
  9/3/98           13.2              16.3                17.9          13.2
  9/4/98           13.0              16.0                18.1          13.0
  9/8/98           14.2              16.3                18.1          14.2
  9/9/98           14.2              16.2                18.1          14.2
 9/10/98           13.0              14.9                17.1          13.0
 9/11/98           13.5              15.2                17.2          13.5
 9/14/98           14.7              14.9                17.2          14.7
 9/15/98           14.7              14.7                17.1          14.7
 9/16/98           14.0              14.3                17.3          14.0
 9/17/98           14.2              14.1                18.1          14.2
 9/18/98           15.3              13.7                19.4          15.3
 9/21/98           15.1              13.7                19.3          15.1
 9/22/98           15.4              13.7                20.2          15.4
 9/23/98           15.7              13.7                20.7          15.7
 9/24/98           15.5              13.4                20.8          15.5
 9/25/98           15.7              13.3                20.7          15.7
 9/28/98           15.1              13.3                21.0          15.1
 9/29/98           14.9              13.0                20.7          14.9
 9/30/98           14.5              13.3                21.4          14.5
 10/1/98           13.9              13.6                20.9          13.9
 10/2/98           13.6              13.9                21.0          13.6
 10/5/98           11.8              13.4                19.2          11.8
 10/6/98           12.1              13.0                18.8          12.1
 10/7/98           11.9              12.6                18.8          11.9
 10/8/98           10.9              11.6                18.0          10.9
 10/9/98           10.7              11.5                17.7          10.7
10/12/98           11.6              10.7                17.5          11.6
10/13/98           12.1              11.0                17.8          12.1
10/14/98           12.6              11.2                17.8          12.6
10/15/98           13.5              11.1                16.9          13.5
10/16/98           14.3              11.2                16.6          14.3
10/19/98           14.6              13.0                17.7          14.6
10/20/98           15.0              13.9                18.3          15.0
10/21/98           14.3              13.3                18.7          14.3
10/22/98           14.0              13.1                20.5          14.0
10/23/98           16.1              12.6                21.1          14.2
10/26/98           16.4              12.3                21.2          14.2
10/27/98           16.7              12.1                20.7          14.1
10/28/98           17.0              12.1                20.6          14.0
10/29/98           16.8              12.1                22.6          14.4
10/30/98           16.7              11.6                22.3          14.4
 11/2/98           16.8              12.7                22.8          14.4
 11/3/98           16.8              13.0                22.9          14.3
 11/4/98           16.7              12.7                25.0          14.6
 11/5/98           16.7              12.6                24.1          14.6
 11/6/98           16.6              13.1                24.3          14.6
 11/9/98           16.7              12.1                25.2          14.6
11/10/98           16.7              12.1                24.5          14.5
11/11/98           16.7              11.7                24.6          14.5
11/12/98           16.8              11.8                24.9          14.6
11/13/98           16.8              11.8                25.3          14.6
11/16/98           16.6              11.7                25.7          14.7
11/17/98           16.9              11.8                24.7          14.7
11/18/98           16.9              12.0                24.3          14.8
11/19/98           17.0              11.8                23.2          15.1
11/20/98           17.1              11.7                23.6          15.0
11/23/98           17.1              11.7                23.2          15.0
11/24/98           17.5              11.8                23.1          15.3
11/25/98           17.3              11.7                22.8          15.3
11/27/98           17.1              12.0                23.1          15.3
11/30/98           17.3              12.0                23.0          15.1
 12/1/98           17.4              11.8                22.9          15.1
 12/2/98           17.5              11.7                22.0          15.0
 12/3/98           17.3              11.5                21.7          15.0
 12/4/98           17.3              11.5                21.9          15.4
 12/7/98           17.4              11.1                22.1          15.5
 12/8/98           17.3              11.6                22.6          15.3
 12/9/98           17.3              11.1                22.6          15.3

------------
(1) Blue is 66% owned by Brown Company.
(2) National Processing is 88% owned by National City. (Ticker: NCC)
(3) National Processing estimate based upon yearly I/B/E/S estimates converted to next twelve months estimate.
(4) First USA Paymentech is 55% owned by Banc One. (Ticker: ONE)


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 19
PROJECT BLUE


HISTORICAL FORWARD PEG RATIO - VS. INDUSTRY
--------------------------------------------------------------------------------
DECEMBER 19, 1996 (BLUE IPO) THROUGH DECEMBER 9, 1998


------------------------------
Trans. Proc. Average(1): 1.37x
Trans. Proc. Current:    1.40x
------------------------------
Blue Company Average:    1.01x
Blue Company Current:    0.92x
Blue Company Indexed:    0.81x
------------------------------


                                    [GRAPH]





Page 19
                                    All         Indexed
                Blue        Transaction            Blue
             Company         Processors         Company
12/19/96        1.10               1.58            1.10
12/20/96        1.08               1.57            1.08
12/23/96        1.06               1.54            1.06
12/24/96        1.10               1.55            1.10
12/26/96        1.07               1.54            1.07
12/27/96        1.10               1.55            1.10
12/30/96        1.12               1.55            1.12
12/31/96        1.13               1.67            1.13
  1/2/97        1.06               1.57            1.06
  1/3/97        1.09               1.57            1.09
  1/6/97        1.12               1.60            1.12
  1/7/97        1.09               1.62            1.09
  1/8/97        1.08               1.62            1.08
  1/9/97        1.08               1.61            1.08
 1/10/97        1.10               1.61            1.10
 1/13/97        1.08               1.59            1.08
 1/14/97        1.04               1.58            1.04
 1/15/97        1.06               1.59            1.06
 1/16/97        1.07               1.59            1.07
 1/17/97        1.07               1.58            1.07
 1/20/97        1.05               1.60            1.05
 1/21/97        1.07               1.58            1.07
 1/22/97        1.07               1.57            1.07
 1/23/97        1.11               1.55            1.11
 1/24/97        1.07               1.50            1.07
 1/27/97        1.06               1.49            1.06
 1/28/97        1.06               1.53            1.06
 1/29/97        1.03               1.53            1.03
 1/30/97        1.03               1.52            1.03
 1/31/97        1.03               1.50            1.03
  2/3/97        0.99               1.48            0.99
  2/4/97        0.98               1.47            0.98
  2/5/97        0.95               1.36            0.95
  2/6/97        0.93               1.35            0.93
  2/7/97        0.98               1.38            0.98
 2/10/97        0.94               1.35            0.94
 2/11/97        0.88               1.34            0.88
 2/12/97        0.84               1.34            0.84
 2/13/97        0.87               1.36            0.87
 2/14/97        0.93               1.37            0.93
 2/18/97        0.95               1.40            0.95
 2/19/97        0.99               1.37            0.99
 2/20/97        0.99               1.36            0.99
 2/21/97        0.98               1.35            0.98
 2/24/97        0.98               1.38            0.98
 2/25/97        1.00               1.46            1.00
 2/26/97        0.99               1.48            0.99
 2/27/97        1.02               1.47            1.02
 2/28/97        1.00               1.46            1.00
  3/3/97        0.98               1.48            0.98
  3/4/97        0.97               1.52            0.97
  3/5/97        1.02               1.53            1.02
  3/6/97        1.07               1.51            1.07
  3/7/97        1.10               1.52            1.10
 3/10/97        1.08               1.50            1.08
 3/11/97        1.09               1.54            1.09
 3/12/97        0.99               1.49            0.99
 3/13/97        0.93               1.46            0.93
 3/14/97        0.91               1.47            0.91
 3/17/97        0.89               1.42            0.89
 3/18/97        0.94               1.42            0.94
 3/19/97        0.94               1.40            0.94
 3/20/97        0.92               1.41            0.92
 3/21/97        0.95               1.43            0.95
 3/24/97        0.95               1.39            0.95
 3/25/97        0.96               1.41            0.96
 3/26/97        0.95               1.44            0.95
 3/27/97        0.94               1.42            0.94
 3/31/97        0.89               1.36            0.89
  4/1/97        0.80               1.26            0.80
  4/2/97        0.78               1.23            0.78
  4/3/97        0.77               1.22            0.77
  4/4/97        0.79               1.26            0.79
  4/7/97        0.76               1.28            0.76
  4/8/97        0.77               1.30            0.77
  4/9/97        0.80               1.28            0.80
 4/10/97        0.82               1.26            0.82
 4/11/97        0.79               1.24            0.79
 4/14/97        0.77               1.23            0.77
 4/15/97        0.77               1.26            0.77
 4/16/97        0.75               1.24            0.75
 4/17/97        0.77               1.25            0.77
 4/18/97        0.75               1.24            0.75
 4/21/97        0.75               1.20            0.75
 4/22/97        0.77               1.18            0.77
 4/23/97        0.85               1.18            0.85
 4/24/97        0.84               1.19            0.84
 4/25/97        0.84               1.15            0.84
 4/28/97        0.84               1.16            0.84
 4/29/97        0.85               1.18            0.85
 4/30/97        0.85               1.21            0.85
  5/1/97        0.86               1.23            0.86
  5/2/97        0.86               1.27            0.86
  5/5/97        0.98               1.33            0.98
  5/6/97        0.93               1.32            0.93
  5/7/97        0.93               1.30            0.93
  5/8/97        0.94               1.31            0.94
  5/9/97        0.96               1.31            0.96
 5/12/97        0.93               1.29            0.93
 5/13/97        0.91               1.28            0.91
 5/14/97        0.89               1.29            0.89
 5/15/97        0.90               1.30            0.90
 5/16/97        0.89               1.29            0.89
 5/19/97        0.86               1.30            0.86
 5/20/97        0.86               1.30            0.86
 5/21/97        0.91               1.31            0.91
 5/22/97        0.92               1.30            0.92
 5/23/97        0.92               1.31            0.92
 5/27/97        0.96               1.31            0.96
 5/28/97        0.94               1.30            0.94
 5/29/97        0.98               1.31            0.98
 5/30/97        0.99               1.33            0.99
  6/2/97        1.02               1.33            1.02
  6/3/97        1.10               1.36            1.10
  6/4/97        1.05               1.35            1.05
  6/5/97        1.05               1.35            1.05
  6/6/97        1.05               1.38            1.05
  6/9/97        1.03               1.39            1.03
 6/10/97        1.03               1.40            1.03
 6/11/97        1.08               1.39            1.08
 6/12/97        1.08               1.38            1.08
 6/13/97        1.06               1.38            1.06
 6/16/97        1.08               1.38            1.08
 6/17/97        1.06               1.41            1.06
 6/18/97        1.05               1.39            1.05
 6/19/97        1.05               1.41            1.05
 6/20/97        1.05               1.40            1.05
 6/23/97        1.05               1.38            1.05
 6/24/97        1.04               1.42            1.04
 6/25/97        1.03               1.43            1.03
 6/26/97        1.06               1.43            1.06
 6/27/97        1.12               1.45            1.12
 6/30/97        1.16               1.43            1.16
  7/1/97        1.15               1.37            1.15
  7/2/97        1.15               1.36            1.15
  7/3/97        1.14               1.36            1.14
  7/7/97        1.16               1.35            1.16
  7/8/97        1.15               1.36            1.15
  7/9/97        1.16               1.36            1.16
 7/10/97        1.17               1.35            1.17
 7/11/97        1.17               1.41            1.17
 7/14/97        1.16               1.44            1.16
 7/15/97        1.15               1.45            1.15
 7/16/97        1.16               1.45            1.16
 7/17/97        1.15               1.45            1.15
 7/18/97        1.16               1.42            1.16
 7/21/97        1.14               1.40            1.14
 7/22/97        1.15               1.41            1.15
 7/23/97        1.18               1.41            1.18
 7/24/97        1.19               1.40            1.19
 7/25/97        1.18               1.38            1.18
 7/28/97        1.19               1.37            1.19
 7/29/97        1.17               1.37            1.17
 7/30/97        1.14               1.43            1.14
 7/31/97        1.16               1.42            1.16
  8/1/97        1.16               1.41            1.16
  8/4/97        1.18               1.44            1.18
  8/5/97        1.21               1.45            1.21
  8/6/97        1.26               1.46            1.26
  8/7/97        1.23               1.44            1.23
  8/8/97        1.19               1.49            1.19
 8/11/97        1.19               1.48            1.19
 8/12/97        1.21               1.48            1.21
 8/13/97        1.20               1.48            1.20
 8/14/97        1.22               1.49            1.22
 8/15/97        1.21               1.48            1.21
 8/18/97        1.20               1.48            1.20
 8/19/97        1.19               1.48            1.19
 8/20/97        1.14               1.50            1.14
 8/21/97        1.12               1.49            1.12
 8/22/97        1.09               1.49            1.09
 8/25/97        1.08               1.48            1.08
 8/26/97        1.06               1.48            1.06
 8/27/97        1.09               1.50            1.09
 8/28/97        1.06               1.50            1.06
 8/29/97        1.11               1.43            1.11
  9/2/97        1.14               1.45            1.14
  9/3/97        1.14               1.45            1.14
  9/4/97        1.14               1.46            1.14
  9/5/97        1.16               1.49            1.16
  9/8/97        1.14               1.51            1.14
  9/9/97        1.17               1.52            1.17
 9/10/97        1.21               1.52            1.21
 9/11/97        1.19               1.49            1.19
 9/12/97        1.19               1.50            1.19
 9/15/97        1.19               1.48            1.19
 9/16/97        1.22               1.48            1.22
 9/17/97        1.25               1.49            1.25
 9/18/97        1.26               1.49            1.26
 9/19/97        1.27               1.49            1.27
 9/22/97        1.29               1.48            1.29
 9/23/97        1.26               1.47            1.26
 9/24/97        1.22               1.42            1.22
 9/25/97        1.16               1.43            1.16
 9/26/97        1.07               1.42            1.07
 9/29/97        1.09               1.45            1.09
 9/30/97        1.10               1.45            1.10
 10/1/97        1.06               1.40            1.06
 10/2/97        1.09               1.41            1.09
 10/3/97        1.08               1.46            1.08
 10/6/97        1.08               1.48            1.08
 10/7/97        1.05               1.47            1.05
 10/8/97        1.07               1.48            1.07
 10/9/97        1.05               1.46            1.05
10/10/97        1.06               1.45            1.06
10/13/97        1.02               1.46            1.02
10/14/97        1.05               1.47            1.05
10/15/97        1.06               1.48            1.06
10/16/97        1.02               1.46            1.02
10/17/97        1.00               1.44            1.00
10/20/97        1.05               1.46            1.05
10/21/97        1.06               1.51            1.06
10/22/97        1.06               1.50            1.06
10/23/97        1.04               1.44            1.04
10/24/97        1.02               1.43            1.02
10/27/97        0.86               1.33            0.86
10/28/97        0.92               1.37            0.92
10/29/97        0.88               1.41            0.88
10/30/97        0.86               1.32            0.86
10/31/97        0.85               1.34            0.85
 11/3/97        0.85               1.35            0.85
 11/4/97        0.87               1.34            0.87
 11/5/97        0.90               1.34            0.90
 11/6/97        0.90               1.33            0.90
 11/7/97        0.90               1.27            0.90
11/10/97        0.90               1.26            0.90
11/11/97        0.92               1.23            0.92
11/12/97        0.92               1.20            0.92
11/13/97        0.90               1.21            0.90
11/14/97        0.91               1.23            0.91
11/17/97        0.90               1.26            0.90
11/18/97        0.90               1.26            0.90
11/19/97        0.94               1.26            0.94
11/20/97        0.93               1.29            0.93
11/21/97        0.92               1.30            0.92
11/24/97        0.89               1.28            0.89
11/25/97        0.92               1.29            0.92
11/26/97        0.93               1.28            0.93
11/28/97        0.92               1.30            0.92
 12/1/97        0.99               1.33            0.99
 12/2/97        0.97               1.37            0.97
 12/3/97        0.97               1.33            0.97
 12/4/97        0.98               1.34            0.98
 12/5/97        0.99               1.33            0.99
 12/8/97        0.99               1.34            0.99
 12/9/97        0.97               1.33            0.97
12/10/97        0.98               1.30            0.98
12/11/97        0.95               1.28            0.95
12/12/97        0.98               1.27            0.98
12/15/97        0.97               1.28            0.97
12/16/97        0.96               1.29            0.96
12/17/97        0.99               1.29            0.99
12/18/97        1.01               1.26            1.01
12/19/97        1.01               1.23            1.01
12/22/97        1.01               1.23            1.01
12/23/97        1.01               1.23            1.01
12/24/97        1.02               1.25            1.02
12/26/97        1.02               1.25            1.02
12/29/97        1.05               1.25            1.05
12/30/97        1.05               1.28            1.05
12/31/97        1.08               1.29            1.08
  1/2/98        1.04               1.23            1.04
  1/5/98        1.06               1.26            1.06
  1/6/98        1.07               1.23            1.07
  1/7/98        1.05               1.23            1.05
  1/8/98        1.00               1.21            1.00
  1/9/98        0.98               1.18            0.98
 1/12/98        0.99               1.17            0.99
 1/13/98        1.00               1.18            1.00
 1/14/98        1.00               1.18            1.00
 1/15/98        1.01               1.21            1.01
 1/16/98        1.01               1.23            1.01
 1/20/98        1.00               1.24            1.00
 1/21/98        1.00               1.26            1.00
 1/22/98        0.99               1.27            0.99
 1/23/98        0.93               1.27            0.93
 1/26/98        0.93               1.23            0.93
 1/27/98        1.04               1.25            1.04
 1/28/98        1.02               1.28            1.02
 1/29/98        1.05               1.31            1.05
 1/30/98        1.06               1.32            1.06
  2/2/98        1.06               1.32            1.06
  2/3/98        1.06               1.32            1.06
  2/4/98        1.05               1.33            1.05
  2/5/98        1.06               1.35            1.06
  2/6/98        1.07               1.34            1.07
  2/9/98        1.06               1.37            1.06
 2/10/98        1.05               1.38            1.05
 2/11/98        1.05               1.41            1.05
 2/12/98        1.06               1.39            1.06
 2/13/98        1.10               1.40            1.10
 2/17/98        1.11               1.40            1.11
 2/18/98        1.12               1.41            1.12
 2/19/98        1.15               1.40            1.15
 2/20/98        1.17               1.39            1.17
 2/23/98        1.21               1.41            1.21
 2/24/98        1.21               1.39            1.21
 2/25/98        1.21               1.41            1.21
 2/26/98        1.22               1.42            1.22
 2/27/98        1.20               1.43            1.20
  3/2/98        1.19               1.43            1.19
  3/3/98        1.18               1.43            1.18
  3/4/98        1.18               1.43            1.18
  3/5/98        1.17               1.44            1.17
  3/6/98        1.17               1.46            1.17
  3/9/98        1.19               1.49            1.19
 3/10/98        1.22               1.52            1.22
 3/11/98        1.22               1.50            1.22
 3/12/98        1.21               1.51            1.21
 3/13/98        1.22               1.52            1.22
 3/16/98        1.25               1.52            1.25
 3/17/98        1.28               1.53            1.28
 3/18/98        1.30               1.52            1.30
 3/19/98        1.31               1.52            1.31
 3/20/98        1.35               1.52            1.35
 3/23/98        1.34               1.52            1.34
 3/24/98        1.33               1.52            1.33
 3/25/98        1.34               1.52            1.34
 3/26/98        1.35               1.54            1.35
 3/27/98        1.34               1.55            1.34
 3/30/98        1.14               1.53            1.14
 3/31/98        1.07               1.56            1.07
  4/1/98        1.03               1.51            1.03
  4/2/98        1.04               1.52            1.04
  4/3/98        1.04               1.53            1.04
  4/6/98        1.03               1.51            1.03
  4/7/98        1.00               1.50            1.00
  4/8/98        1.03               1.49            1.03
  4/9/98        1.05               1.49            1.05
 4/13/98        1.09               1.46            1.09
 4/14/98        1.03               1.48            1.03
 4/15/98        0.98               1.50            0.98
 4/16/98        0.96               1.53            0.96
 4/17/98        1.00               1.54            1.00
 4/20/98        1.06               1.58            1.06
 4/21/98        1.06               1.61            1.06
 4/22/98        1.08               1.62            1.08
 4/23/98        1.03               1.58            1.03
 4/24/98        1.01               1.55            1.01
 4/27/98        0.99               1.50            0.99
 4/28/98        0.97               1.49            0.97
 4/29/98        0.97               1.46            0.97
 4/30/98        0.87               1.48            0.87
  5/1/98        0.98               1.45            0.98
  5/4/98        1.04               1.47            1.04
  5/5/98        0.94               1.43            0.94
  5/6/98        0.98               1.39            0.98
  5/7/98        0.94               1.40            0.94
  5/8/98        0.92               1.42            0.92
 5/11/98        0.91               1.41            0.91
 5/12/98        0.90               1.42            0.90
 5/13/98        0.89               1.40            0.89
 5/14/98        0.90               1.40            0.90
 5/15/98        0.91               1.43            0.91
 5/18/98        0.88               1.42            0.88
 5/19/98        0.88               1.43            0.88
 5/20/98        0.88               1.42            0.88
 5/21/98        0.85               1.41            0.85
 5/22/98        0.86               1.39            0.86
 5/26/98        0.81               1.38            0.81
 5/27/98        0.81               1.34            0.81
 5/28/98        0.81               1.35            0.81
 5/29/98        1.02               1.36            1.02
  6/1/98        1.06               1.35            1.06
  6/2/98        1.07               1.34            1.07
  6/3/98        1.07               1.33            1.07
  6/4/98        1.08               1.33            1.08
  6/5/98        1.10               1.35            1.10
  6/8/98        1.10               1.36            1.10
  6/9/98        1.12               1.39            1.12
 6/10/98        1.11               1.41            1.11
 6/11/98        1.12               1.40            1.12
 6/12/98        1.09               1.44            1.09
 6/15/98        1.09               1.40            1.09
 6/16/98        1.08               1.44            1.08
 6/17/98        1.09               1.46            1.09
 6/18/98        1.11               1.45            1.11
 6/19/98        1.15               1.43            1.15
 6/22/98        1.12               1.44            1.12
 6/23/98        1.14               1.45            1.14
 6/24/98        1.15               1.51            1.15
 6/25/98        1.12               1.49            1.12
 6/26/98        1.12               1.49            1.12
 6/29/98        1.15               1.52            1.15
 6/30/98        1.17               1.52            1.17
  7/1/98        1.21               1.48            1.21
  7/2/98        1.19               1.47            1.19
  7/6/98        1.20               1.48            1.20
  7/7/98        1.25               1.45            1.25
  7/8/98        1.21               1.45            1.21
  7/9/98        1.22               1.45            1.22
 7/10/98        1.22               1.43            1.22
 7/13/98        1.23               1.42            1.23
 7/14/98        1.22               1.42            1.22
 7/15/98        1.36               1.40            1.36
 7/16/98        1.38               1.44            1.38
 7/17/98        1.36               1.44            1.36
 7/20/98        1.37               1.45            1.37
 7/21/98        1.35               1.44            1.35
 7/22/98        1.35               1.41            1.35
 7/23/98        1.33               1.37            1.33
 7/24/98        1.31               1.38            1.31
 7/27/98        1.29               1.38            1.29
 7/28/98        1.25               1.37            1.25
 7/29/98        1.24               1.36            1.24
 7/30/98        1.23               1.37            1.23
 7/31/98        1.21               1.33            1.21
  8/3/98        1.18               1.28            1.18
  8/4/98        1.13               1.25            1.13
  8/5/98        0.89               1.24            0.89
  8/6/98        0.90               1.26            0.90
  8/7/98        0.93               1.29            0.93
 8/10/98        0.91               1.28            0.91
 8/11/98        0.86               1.25            0.86
 8/12/98        0.89               1.27            0.89
 8/13/98        0.89               1.25            0.89
 8/14/98        0.87               1.24            0.87
 8/17/98        0.86               1.24            0.86
 8/18/98        0.87               1.27            0.87
 8/19/98        0.84               1.26            0.84
 8/20/98        0.82               1.23            0.82
 8/21/98        0.81               1.19            0.81
 8/24/98        0.81               1.21            0.81
 8/25/98        0.78               1.21            0.78
 8/26/98        0.79               1.19            0.79
 8/27/98        0.77               1.15            0.77
 8/28/98        0.74               1.15            0.74
 8/31/98        0.72               1.08            0.72
  9/1/98        0.72               1.13            0.72
  9/2/98        0.73               1.18            0.73
  9/3/98        0.71               1.16            0.71
  9/4/98        0.69               1.15            0.69
  9/8/98        0.76               1.21            0.76
  9/9/98        0.76               1.19            0.76
 9/10/98        0.70               1.17            0.70
 9/11/98        0.72               1.18            0.72
 9/14/98        0.79               1.19            0.79
 9/15/98        0.78               1.20            0.78
 9/16/98        0.75               1.22            0.75
 9/17/98        0.76               1.21            0.76
 9/18/98        0.82               1.23            0.82
 9/21/98        0.81               1.22            0.81
 9/22/98        0.82               1.24            0.82
 9/23/98        0.84               1.28            0.84
 9/24/98        0.83               1.24            0.83
 9/25/98        0.84               1.24            0.84
 9/28/98        0.80               1.24            0.80
 9/29/98        0.80               1.21            0.80
 9/30/98        0.77               1.19            0.77
 10/1/98        0.74               1.13            0.74
 10/2/98        0.73               1.14            0.73
 10/5/98        0.63               1.09            0.63
 10/6/98        0.65               1.09            0.65
 10/7/98        0.63               1.07            0.63
 10/8/98        0.58               1.02            0.58
 10/9/98        0.57               1.06            0.57
10/12/98        0.62               1.10            0.62
10/13/98        0.65               1.10            0.65
10/14/98        0.67               1.12            0.67
10/15/98        0.72               1.14            0.72
10/16/98        0.76               1.14            0.76
10/19/98        0.78               1.17            0.78
10/20/98        0.80               1.17            0.80
10/21/98        0.76               1.20            0.76
10/22/98        0.75               1.25            0.75
10/23/98        0.86               1.27            0.76
10/26/98        0.88               1.28            0.76
10/27/98        0.89               1.27            0.75
10/28/98        0.91               1.26            0.75
10/29/98        0.89               1.30            0.77
10/30/98        0.89               1.30            0.77
 11/2/98        0.90               1.26            0.77
 11/3/98        0.89               1.24            0.76
 11/4/98        0.89               1.27            0.78
 11/5/98        0.89               1.27            0.78
 11/6/98        0.89               1.28            0.78
 11/9/98        0.89               1.28            0.78
11/10/98        0.89               1.28            0.78
11/11/98        0.89               1.28            0.77
11/12/98        0.90               1.29            0.78
11/13/98        0.90               1.29            0.78
11/16/98        0.89               1.30            0.78
11/17/98        0.90               1.31            0.79
11/18/98        0.90               1.30            0.79
11/19/98        0.91               1.34            0.80
11/20/98        0.91               1.33            0.80
11/23/98        0.91               1.33            0.80
11/24/98        0.93               1.36            0.82
11/25/98        0.92               1.36            0.82
11/27/98        0.91               1.36            0.82
11/30/98        0.92               1.38            0.81
 12/1/98        0.93               1.38            0.81
 12/2/98        0.93               1.37            0.80
 12/3/98        0.92               1.37            0.80
 12/4/98        0.92               1.41            0.82
 12/7/98        0.93               1.41            0.82
 12/8/98        0.92               1.40            0.82
 12/9/98        0.92               1.40            0.81

------------
(1) Transaction Processors Index Includes: Concord EFS, First Data, National Data, National Processing, NOVA Corporation, First USA Paymentech, Total System Services, and Transaction Network Services

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 20
PROJECT BLUE


HISTORICAL FORWARD PEG RATIO - VS. CONTROLLED PROCESSORS
--------------------------------------------------------------------------------
DECEMBER 19, 1996 (BLUE IPO) THROUGH DECEMBER 9, 1998

--------------------------
PTI Average:         1.14x
PTI Current:         1.24x
--------------------------
Blue Company Avg.:   1.01x
Blue Company Curr.:  0.92x
Blue Company Ind.:   0.81x
--------------------------
NAP Average:         0.99x
NAP Current:         0.74x
--------------------------

                                    [GRAPH]




Page 20
                                                               First          Indexed
                   Blue              National                    USA             Blue
             Company(1)      Processing(2)(3)          Paymentech(4)          Company
12/19/96           1.10                  1.12                   1.30             1.10
12/20/96           1.08                  1.09                   1.29             1.08
12/23/96           1.06                  1.06                   1.30             1.06
12/24/96           1.10                  1.05                   1.30             1.10
12/26/96           1.07                  1.05                   1.31             1.07
12/27/96           1.10                  1.05                   1.30             1.10
12/30/96           1.12                  1.01                   1.28             1.12
12/31/96           1.13                  1.05                   1.21             1.13
  1/2/97           1.06                  1.04                   1.03             1.06
  1/3/97           1.09                  1.03                   1.06             1.09
  1/6/97           1.12                  1.03                   1.05             1.12
  1/7/97           1.09                  1.01                   1.08             1.09
  1/8/97           1.08                  1.00                   1.09             1.08
  1/9/97           1.08                  0.94                   1.08             1.08
 1/10/97           1.10                  1.00                   1.09             1.10
 1/13/97           1.08                  0.94                   1.07             1.08
 1/14/97           1.04                  0.96                   1.07             1.04
 1/15/97           1.06                  0.95                   1.02             1.06
 1/16/97           1.07                  0.93                   1.03             1.07
 1/17/97           1.07                  0.93                   1.03             1.07
 1/20/97           1.05                  0.94                   1.10             1.05
 1/21/97           1.07                  0.91                   1.07             1.07
 1/22/97           1.07                  0.90                   1.07             1.07
 1/23/97           1.11                  0.86                   1.09             1.11
 1/24/97           1.07                  0.76                   1.06             1.07
 1/27/97           1.06                  0.78                   1.07             1.06
 1/28/97           1.06                  0.80                   1.08             1.06
 1/29/97           1.03                  0.80                   1.08             1.03
 1/30/97           1.03                  0.80                   1.07             1.03
 1/31/97           1.03                  0.75                   1.05             1.03
  2/3/97           0.99                  0.79                   1.06             0.99
  2/4/97           0.98                  0.77                   1.04             0.98
  2/5/97           0.95                  0.78                   1.01             0.95
  2/6/97           0.93                  0.78                   1.00             0.93
  2/7/97           0.98                  0.78                   0.99             0.98
 2/10/97           0.94                  0.77                   0.92             0.94
 2/11/97           0.88                  0.72                   0.93             0.88
 2/12/97           0.84                  0.72                   0.91             0.84
 2/13/97           0.87                  0.72                   0.94             0.87
 2/14/97           0.93                  0.72                   0.94             0.93
 2/18/97           0.95                  0.67                   0.91             0.95
 2/19/97           0.99                  0.64                   0.88             0.99
 2/20/97           0.99                  0.69                   0.80             0.99
 2/21/97           0.98                  0.73                   0.81             0.98
 2/24/97           0.98                  0.80                   0.92             0.98
 2/25/97           1.00                  0.84                   0.98             1.00
 2/26/97           0.99                  0.82                   1.00             0.99
 2/27/97           1.02                  0.75                   0.99             1.02
 2/28/97           1.00                  0.75                   0.94             1.00
  3/3/97           0.98                  0.88                   0.94             0.98
  3/4/97           0.97                  0.82                   0.98             0.97
  3/5/97           1.02                  0.76                   0.99             1.02
  3/6/97           1.07                  0.75                   0.99             1.07
  3/7/97           1.10                  0.78                   1.03             1.10
 3/10/97           1.08                  0.79                   1.05             1.08
 3/11/97           1.09                  0.81                   1.06             1.09
 3/12/97           0.99                  0.67                   0.97             0.99
 3/13/97           0.93                  0.69                   0.89             0.93
 3/14/97           0.91                  0.70                   0.90             0.91
 3/17/97           0.89                  0.68                   0.89             0.89
 3/18/97           0.94                  0.70                   0.89             0.94
 3/19/97           0.94                  0.70                   0.89             0.94
 3/20/97           0.92                  0.68                   0.89             0.92
 3/21/97           0.95                  0.68                   0.89             0.95
 3/24/97           0.95                  0.63                   0.87             0.95
 3/25/97           0.96                  0.66                   0.87             0.96
 3/26/97           0.95                  0.66                   1.02             0.95
 3/27/97           0.94                  0.63                   1.04             0.94
 3/31/97           0.89                  0.61                   1.00             0.89
  4/1/97           0.80                  0.67                   0.89             0.80
  4/2/97           0.78                  0.66                   0.86             0.78
  4/3/97           0.77                  0.68                   0.80             0.77
  4/4/97           0.79                  0.68                   0.78             0.79
  4/7/97           0.76                  0.68                   0.79             0.76
  4/8/97           0.77                  0.67                   0.81             0.77
  4/9/97           0.80                  0.67                   0.83             0.80
 4/10/97           0.82                  0.67                   0.77             0.82
 4/11/97           0.79                  0.65                   0.72             0.79
 4/14/97           0.77                  0.64                   0.70             0.77
 4/15/97           0.77                  0.65                   0.72             0.77
 4/16/97           0.75                  0.65                   0.76             0.75
 4/17/97           0.77                  0.64                   0.73             0.77
 4/18/97           0.75                  0.63                   0.73             0.75
 4/21/97           0.75                  0.61                   0.72             0.75
 4/22/97           0.77                  0.61                   0.73             0.77
 4/23/97           0.85                  0.60                   0.73             0.85
 4/24/97           0.84                  0.59                   0.73             0.84
 4/25/97           0.84                  0.58                   0.73             0.84
 4/28/97           0.84                  0.58                   0.74             0.84
 4/29/97           0.85                  0.59                   0.75             0.85
 4/30/97           0.85                  0.59                   0.87             0.85
  5/1/97           0.86                  0.55                   0.86             0.86
  5/2/97           0.86                  0.66                   0.86             0.86
  5/5/97           0.98                  0.71                   0.92             0.98
  5/6/97           0.93                  0.71                   0.98             0.93
  5/7/97           0.93                  0.70                   0.98             0.93
  5/8/97           0.94                  0.68                   1.05             0.94
  5/9/97           0.96                  0.67                   1.08             0.96
 5/12/97           0.93                  0.64                   1.08             0.93
 5/13/97           0.91                  0.66                   1.05             0.91
 5/14/97           0.89                  0.69                   1.01             0.89
 5/15/97           0.90                  0.70                   1.04             0.90
 5/16/97           0.89                  0.67                   1.07             0.89
 5/19/97           0.86                  0.68                   1.03             0.86
 5/20/97           0.86                  0.66                   1.03             0.86
 5/21/97           0.91                  0.65                   1.05             0.91
 5/22/97           0.92                  0.64                   1.08             0.92
 5/23/97           0.92                  0.63                   1.07             0.92
 5/27/97           0.96                  0.64                   1.06             0.96
 5/28/97           0.94                  0.64                   1.09             0.94
 5/29/97           0.98                  0.64                   1.12             0.98
 5/30/97           0.99                  0.65                   1.14             0.99
  6/2/97           1.02                  0.64                   1.17             1.02
  6/3/97           1.10                  0.64                   1.19             1.10
  6/4/97           1.05                  0.65                   1.19             1.05
  6/5/97           1.05                  0.66                   1.19             1.05
  6/6/97           1.05                  0.67                   1.15             1.05
  6/9/97           1.03                  0.64                   1.17             1.03
 6/10/97           1.03                  0.63                   1.17             1.03
 6/11/97           1.08                  0.64                   1.19             1.08
 6/12/97           1.08                  0.64                   1.10             1.08
 6/13/97           1.06                  0.65                   1.09             1.06
 6/16/97           1.08                  0.63                   1.13             1.08
 6/17/97           1.06                  0.75                   1.15             1.06
 6/18/97           1.05                  0.73                   1.12             1.05
 6/19/97           1.05                  0.72                   1.12             1.05
 6/20/97           1.05                  0.75                   1.06             1.05
 6/23/97           1.05                  0.80                   1.04             1.05
 6/24/97           1.04                  0.83                   1.02             1.04
 6/25/97           1.03                  1.07                   1.00             1.03
 6/26/97           1.06                  1.07                   0.99             1.06
 6/27/97           1.12                  1.04                   0.95             1.12
 6/30/97           1.16                  1.00                   0.95             1.16
  7/1/97           1.15                  1.11                   0.88             1.15
  7/2/97           1.15                  1.08                   0.91             1.15
  7/3/97           1.14                  1.08                   0.89             1.14
  7/7/97           1.16                  1.04                   0.87             1.16
  7/8/97           1.15                  1.01                   0.90             1.15
  7/9/97           1.16                  1.05                   0.90             1.16
 7/10/97           1.17                  1.05                   0.90             1.17
 7/11/97           1.17                  1.17                   0.89             1.17
 7/14/97           1.16                  1.18                   0.90             1.16
 7/15/97           1.15                  1.17                   0.89             1.15
 7/16/97           1.16                  1.17                   0.87             1.16
 7/17/97           1.15                  1.16                   0.90             1.15
 7/18/97           1.16                  1.12                   0.89             1.16
 7/21/97           1.14                  1.14                   0.95             1.14
 7/22/97           1.15                  1.14                   0.98             1.15
 7/23/97           1.18                  1.10                   1.00             1.18
 7/24/97           1.19                  1.08                   1.00             1.19
 7/25/97           1.18                  1.07                   0.99             1.18
 7/28/97           1.19                  1.10                   0.97             1.19
 7/29/97           1.17                  1.10                   0.97             1.17
 7/30/97           1.14                  1.14                   0.89             1.14
 7/31/97           1.16                  1.12                   0.89             1.16
  8/1/97           1.16                  1.09                   0.89             1.16
  8/4/97           1.18                  1.13                   0.95             1.18
  8/5/97           1.21                  1.12                   0.96             1.21
  8/6/97           1.26                  1.09                   0.98             1.26
  8/7/97           1.23                  1.07                   0.95             1.23
  8/8/97           1.19                  1.08                   0.92             1.19
 8/11/97           1.19                  1.08                   0.93             1.19
 8/12/97           1.21                  1.07                   0.92             1.21
 8/13/97           1.20                  1.08                   0.91             1.20
 8/14/97           1.22                  1.08                   0.90             1.22
 8/15/97           1.21                  1.08                   0.92             1.21
 8/18/97           1.20                  1.09                   0.91             1.20
 8/19/97           1.19                  1.09                   0.92             1.19
 8/20/97           1.14                  1.08                   0.91             1.14
 8/21/97           1.12                  1.09                   0.95             1.12
 8/22/97           1.09                  1.11                   0.94             1.09
 8/25/97           1.08                  1.09                   0.97             1.08
 8/26/97           1.06                  1.11                   0.97             1.06
 8/27/97           1.09                  1.10                   0.98             1.09
 8/28/97           1.06                  1.11                   0.98             1.06
 8/29/97           1.11                  1.10                   1.05             1.11
  9/2/97           1.14                  1.08                   1.07             1.14
  9/3/97           1.14                  1.08                   1.04             1.14
  9/4/97           1.14                  1.14                   1.04             1.14
  9/5/97           1.16                  1.18                   1.05             1.16
  9/8/97           1.14                  1.22                   1.04             1.14
  9/9/97           1.17                  1.20                   1.05             1.17
 9/10/97           1.21                  1.18                   1.08             1.21
 9/11/97           1.19                  1.16                   1.10             1.19
 9/12/97           1.19                  1.18                   1.10             1.19
 9/15/97           1.19                  1.16                   1.09             1.19
 9/16/97           1.22                  1.20                   0.88             1.22
 9/17/97           1.25                  1.22                   0.90             1.25
 9/18/97           1.26                  1.17                   0.91             1.26
 9/19/97           1.27                  1.18                   0.90             1.27
 9/22/97           1.29                  1.18                   0.84             1.29
 9/23/97           1.26                  1.17                   0.84             1.26
 9/24/97           1.22                  1.16                   0.66             1.22
 9/25/97           1.16                  1.18                   0.78             1.16
 9/26/97           1.07                  1.18                   0.79             1.07
 9/29/97           1.09                  1.18                   0.80             1.09
 9/30/97           1.10                  1.18                   0.79             1.10
 10/1/97           1.06                  1.15                   0.87             1.06
 10/2/97           1.09                  1.14                   0.95             1.09
 10/3/97           1.08                  1.19                   1.05             1.08
 10/6/97           1.08                  1.17                   1.01             1.08
 10/7/97           1.05                  1.16                   0.99             1.05
 10/8/97           1.07                  1.15                   1.02             1.07
 10/9/97           1.05                  1.06                   1.01             1.05
10/10/97           1.06                  1.06                   1.02             1.06
10/13/97           1.02                  1.06                   1.00             1.02
10/14/97           1.05                  1.08                   1.06             1.05
10/15/97           1.06                  1.12                   1.06             1.06
10/16/97           1.02                  1.12                   1.06             1.02
10/17/97           1.00                  1.13                   1.03             1.00
10/20/97           1.05                  1.13                   1.04             1.05
10/21/97           1.06                  1.15                   1.04             1.06
10/22/97           1.06                  1.16                   1.03             1.06
10/23/97           1.04                  1.13                   1.02             1.04
10/24/97           1.02                  1.15                   0.97             1.02
10/27/97           0.86                  1.08                   0.91             0.86
10/28/97           0.92                  1.10                   1.05             0.92
10/29/97           0.88                  1.08                   1.18             0.88
10/30/97           0.86                  1.03                   1.13             0.86
10/31/97           0.85                  1.06                   1.20             0.85
 11/3/97           0.85                  1.02                   1.22             0.85
 11/4/97           0.87                  1.01                   1.19             0.87
 11/5/97           0.90                  1.01                   1.25             0.90
 11/6/97           0.90                  1.03                   1.22             0.90
 11/7/97           0.90                  1.02                   1.15             0.90
11/10/97           0.90                  0.99                   1.17             0.90
11/11/97           0.92                  0.98                   1.18             0.92
11/12/97           0.92                  0.98                   1.13             0.92
11/13/97           0.90                  0.95                   1.10             0.90
11/14/97           0.91                  0.99                   1.15             0.91
11/17/97           0.90                  0.99                   1.15             0.90
11/18/97           0.90                  1.01                   1.18             0.90
11/19/97           0.94                  1.01                   1.19             0.94
11/20/97           0.93                  1.03                   1.21             0.93
11/21/97           0.92                  1.06                   1.20             0.92
11/24/97           0.89                  1.08                   1.15             0.89
11/25/97           0.92                  1.06                   1.16             0.92
11/26/97           0.93                  1.06                   1.14             0.93
11/28/97           0.92                  1.06                   1.15             0.92
 12/1/97           0.99                  1.00                   1.21             0.99
 12/2/97           0.97                  1.00                   1.30             0.97
 12/3/97           0.97                  1.00                   1.31             0.97
 12/4/97           0.98                  1.00                   1.31             0.98
 12/5/97           0.99                  0.97                   1.30             0.99
 12/8/97           0.99                  1.00                   1.28             0.99
 12/9/97           0.97                  1.01                   1.27             0.97
12/10/97           0.98                  1.00                   1.24             0.98
12/11/97           0.95                  1.00                   1.14             0.95
12/12/97           0.98                  0.98                   1.09             0.98
12/15/97           0.97                  0.98                   1.11             0.97
12/16/97           0.96                  0.98                   1.14             0.96
12/17/97           0.99                  0.99                   1.17             0.99
12/18/97           1.01                  0.97                   1.13             1.01
12/19/97           1.01                  0.94                   1.11             1.01
12/22/97           1.01                  0.93                   1.06             1.01
12/23/97           1.01                  0.95                   1.02             1.01
12/24/97           1.02                  0.97                   1.07             1.02
12/26/97           1.02                  0.97                   1.06             1.02
12/29/97           1.05                  0.92                   1.06             1.05
12/30/97           1.05                  0.95                   1.15             1.05
12/31/97           1.08                  0.96                   1.26             1.08
  1/2/98           1.04                  0.93                   1.16             1.04
  1/5/98           1.06                  0.92                   1.20             1.06
  1/6/98           1.07                  0.95                   1.16             1.07
  1/7/98           1.05                  0.93                   1.14             1.05
  1/8/98           1.00                  0.93                   1.13             1.00
  1/9/98           0.98                  0.91                   1.10             0.98
 1/12/98           0.99                  0.90                   1.11             0.99
 1/13/98           1.00                  0.90                   1.12             1.00
 1/14/98           1.00                  0.91                   1.12             1.00
 1/15/98           1.01                  0.97                   1.09             1.01
 1/16/98           1.01                  0.99                   1.10             1.01
 1/20/98           1.00                  0.98                   1.11             1.00
 1/21/98           1.00                  0.97                   1.17             1.00
 1/22/98           0.99                  0.98                   1.16             0.99
 1/23/98           0.93                  1.01                   1.15             0.93
 1/26/98           0.93                  0.96                   1.12             0.93
 1/27/98           1.04                  0.95                   1.10             1.04
 1/28/98           1.02                  1.00                   1.11             1.02
 1/29/98           1.05                  1.05                   1.10             1.05
 1/30/98           1.06                  1.04                   1.09             1.06
  2/2/98           1.06                  1.02                   1.08             1.06
  2/3/98           1.06                  1.01                   1.06             1.06
  2/4/98           1.05                  1.12                   1.06             1.05
  2/5/98           1.06                  1.13                   1.06             1.06
  2/6/98           1.07                  1.08                   1.00             1.07
  2/9/98           1.06                  1.10                   1.13             1.06
 2/10/98           1.05                  1.12                   1.15             1.05
 2/11/98           1.05                  1.12                   1.27             1.05
 2/12/98           1.06                  1.10                   1.26             1.06
 2/13/98           1.10                  1.12                   1.25             1.10
 2/17/98           1.11                  1.12                   1.32             1.11
 2/18/98           1.12                  1.12                   1.31             1.12
 2/19/98           1.15                  1.12                   1.31             1.15
 2/20/98           1.17                  1.12                   1.29             1.17
 2/23/98           1.21                  1.11                   1.29             1.21
 2/24/98           1.21                  1.10                   1.25             1.21
 2/25/98           1.21                  1.08                   1.27             1.21
 2/26/98           1.22                  1.10                   1.28             1.22
 2/27/98           1.20                  1.08                   1.28             1.20
  3/2/98           1.19                  1.09                   1.38             1.19
  3/3/98           1.18                  1.09                   1.36             1.18
  3/4/98           1.18                  1.10                   1.34             1.18
  3/5/98           1.17                  1.08                   1.34             1.17
  3/6/98           1.17                  1.09                   1.35             1.17
  3/9/98           1.19                  1.11                   1.39             1.19
 3/10/98           1.22                  1.12                   1.36             1.22
 3/11/98           1.22                  1.13                   1.33             1.22
 3/12/98           1.21                  1.13                   1.51             1.21
 3/13/98           1.22                  1.11                   1.55             1.22
 3/16/98           1.25                  1.11                   1.57             1.25
 3/17/98           1.28                  1.12                   1.56             1.28
 3/18/98           1.30                  1.13                   1.58             1.30
 3/19/98           1.31                  1.14                   1.57             1.31
 3/20/98           1.35                  1.11                   1.57             1.35
 3/23/98           1.34                  1.10                   1.57             1.34
 3/24/98           1.33                  1.11                   1.59             1.33
 3/25/98           1.34                  1.12                   1.65             1.34
 3/26/98           1.35                  1.15                   1.74             1.35
 3/27/98           1.34                  1.15                   1.84             1.34
 3/30/98           1.14                  1.14                   1.84             1.14
 3/31/98           1.07                  1.14                   1.79             1.07
  4/1/98           1.03                  1.16                   1.54             1.03
  4/2/98           1.04                  1.17                   1.52             1.04
  4/3/98           1.04                  1.14                   1.49             1.04
  4/6/98           1.03                  1.11                   1.52             1.03
  4/7/98           1.00                  1.10                   1.50             1.00
  4/8/98           1.03                  1.13                   1.51             1.03
  4/9/98           1.05                  1.11                   1.51             1.05
 4/13/98           1.09                  1.12                   1.51             1.09
 4/14/98           1.03                  1.15                   1.49             1.03
 4/15/98           0.98                  1.15                   1.57             0.98
 4/16/98           0.96                  1.11                   1.52             0.96
 4/17/98           1.00                  1.10                   1.50             1.00
 4/20/98           1.06                  1.15                   1.57             1.06
 4/21/98           1.06                  1.21                   1.57             1.06
 4/22/98           1.08                  1.19                   1.57             1.08
 4/23/98           1.03                  1.12                   1.59             1.03
 4/24/98           1.01                  1.13                   1.52             1.01
 4/27/98           0.99                  1.09                   1.49             0.99
 4/28/98           0.97                  1.14                   1.48             0.97
 4/29/98           0.97                  1.15                   1.49             0.97
 4/30/98           0.87                  1.15                   1.50             0.87
  5/1/98           0.98                  1.23                   1.53             0.98
  5/4/98           1.04                  1.25                   1.54             1.04
  5/5/98           0.94                  1.22                   1.57             0.94
  5/6/98           0.98                  1.21                   1.55             0.98
  5/7/98           0.94                  1.18                   1.51             0.94
  5/8/98           0.92                  1.21                   1.51             0.92
 5/11/98           0.91                  1.21                   1.52             0.91
 5/12/98           0.90                  1.18                   1.50             0.90
 5/13/98           0.89                  1.18                   1.45             0.89
 5/14/98           0.90                  1.19                   1.40             0.90
 5/15/98           0.91                  1.19                   1.43             0.91
 5/18/98           0.88                  1.18                   1.45             0.88
 5/19/98           0.88                  1.18                   1.47             0.88
 5/20/98           0.88                  1.16                   1.45             0.88
 5/21/98           0.85                  1.14                   1.38             0.85
 5/22/98           0.86                  1.09                   1.35             0.86
 5/26/98           0.81                  1.07                   1.36             0.81
 5/27/98           0.81                  0.96                   1.32             0.81
 5/28/98           0.81                  0.97                   1.35             0.81
 5/29/98           1.02                  0.95                   1.37             1.02
  6/1/98           1.06                  0.98                   1.39             1.06
  6/2/98           1.07                  0.96                   1.41             1.07
  6/3/98           1.07                  0.95                   1.34             1.07
  6/4/98           1.08                  1.00                   1.35             1.08
  6/5/98           1.10                  1.00                   1.38             1.10
  6/8/98           1.10                  0.99                   1.37             1.10
  6/9/98           1.12                  1.12                   1.39             1.12
 6/10/98           1.11                  1.19                   1.40             1.11
 6/11/98           1.12                  1.18                   1.44             1.12
 6/12/98           1.09                  1.18                   1.53             1.09
 6/15/98           1.09                  1.14                   1.54             1.09
 6/16/98           1.08                  1.13                   1.52             1.08
 6/17/98           1.09                  1.14                   1.52             1.09
 6/18/98           1.11                  1.11                   1.53             1.11
 6/19/98           1.15                  1.13                   1.55             1.15
 6/22/98           1.12                  1.01                   1.54             1.12
 6/23/98           1.14                  1.03                   1.55             1.14
 6/24/98           1.15                  1.11                   1.68             1.15
 6/25/98           1.12                  1.01                   1.64             1.12
 6/26/98           1.12                  1.05                   1.68             1.12
 6/29/98           1.15                  1.08                   1.70             1.15
 6/30/98           1.17                  1.07                   1.66             1.17
  7/1/98           1.21                  1.48                   1.58             1.21
  7/2/98           1.19                  1.44                   1.55             1.19
  7/6/98           1.20                  1.43                   1.56             1.20
  7/7/98           1.25                  1.28                   1.55             1.25
  7/8/98           1.21                  1.28                   1.49             1.21
  7/9/98           1.22                  1.31                   1.44             1.22
 7/10/98           1.22                  1.31                   1.39             1.22
 7/13/98           1.23                  1.31                   1.37             1.23
 7/14/98           1.22                  1.29                   1.45             1.22
 7/15/98           1.36                  1.26                   1.40             1.36
 7/16/98           1.38                  1.34                   1.45             1.38
 7/17/98           1.36                  1.32                   1.44             1.36
 7/20/98           1.37                  1.32                   1.44             1.37
 7/21/98           1.35                  1.36                   1.41             1.35
 7/22/98           1.35                  1.31                   1.37             1.35
 7/23/98           1.33                  1.33                   1.35             1.33
 7/24/98           1.31                  1.28                   1.35             1.31
 7/27/98           1.29                  1.40                   1.33             1.29
 7/28/98           1.25                  1.44                   1.29             1.25
 7/29/98           1.24                  1.49                   1.29             1.24
 7/30/98           1.23                  1.55                   1.26             1.23
 7/31/98           1.21                  1.49                   1.22             1.21
  8/3/98           1.18                  1.36                   1.12             1.18
  8/4/98           1.13                  1.31                   1.15             1.13
  8/5/98           0.89                  1.26                   1.16             0.89
  8/6/98           0.90                  1.25                   1.18             0.90
  8/7/98           0.93                  1.31                   1.20             0.93
 8/10/98           0.91                  1.35                   1.19             0.91
 8/11/98           0.86                  1.29                   1.14             0.86
 8/12/98           0.89                  1.29                   1.14             0.89
 8/13/98           0.89                  1.29                   1.15             0.89
 8/14/98           0.87                  1.27                   1.14             0.87
 8/17/98           0.86                  1.27                   1.15             0.86
 8/18/98           0.87                  1.32                   1.19             0.87
 8/19/98           0.84                  1.31                   1.18             0.84
 8/20/98           0.82                  1.29                   1.16             0.82
 8/21/98           0.81                  1.25                   1.14             0.81
 8/24/98           0.81                  1.27                   1.14             0.81
 8/25/98           0.78                  1.25                   1.13             0.78
 8/26/98           0.79                  1.23                   1.10             0.79
 8/27/98           0.77                  1.14                   1.08             0.77
 8/28/98           0.74                  1.15                   1.00             0.74
 8/31/98           0.72                  1.12                   0.85             0.72
  9/1/98           0.72                  1.07                   0.93             0.72
  9/2/98           0.73                  1.17                   0.92             0.73
  9/3/98           0.71                  1.09                   0.92             0.71
  9/4/98           0.69                  1.07                   0.93             0.69
  9/8/98           0.76                  1.09                   0.93             0.76
  9/9/98           0.76                  1.08                   0.93             0.76
 9/10/98           0.70                  1.00                   0.88             0.70
 9/11/98           0.72                  1.01                   0.88             0.72
 9/14/98           0.79                  1.00                   0.88             0.79
 9/15/98           0.78                  0.98                   0.87             0.78
 9/16/98           0.75                  0.95                   0.89             0.75
 9/17/98           0.76                  0.94                   0.93             0.76
 9/18/98           0.82                  0.91                   1.00             0.82
 9/21/98           0.81                  0.91                   0.99             0.81
 9/22/98           0.82                  0.91                   1.04             0.82
 9/23/98           0.84                  0.91                   1.06             0.84
 9/24/98           0.83                  0.90                   1.07             0.83
 9/25/98           0.84                  0.89                   1.06             0.84
 9/28/98           0.80                  0.89                   1.08             0.80
 9/29/98           0.80                  0.86                   1.06             0.80
 9/30/98           0.77                  0.89                   1.10             0.77
 10/1/98           0.74                  0.90                   1.07             0.74
 10/2/98           0.73                  0.93                   1.08             0.73
 10/5/98           0.63                  0.90                   0.98             0.63
 10/6/98           0.65                  0.86                   0.96             0.65
 10/7/98           0.63                  0.84                   0.97             0.63
 10/8/98           0.58                  0.77                   0.92             0.58
 10/9/98           0.57                  0.76                   0.91             0.57
10/12/98           0.62                  0.72                   0.90             0.62
10/13/98           0.65                  0.73                   0.91             0.65
10/14/98           0.67                  0.75                   0.91             0.67
10/15/98           0.72                  0.74                   0.87             0.72
10/16/98           0.76                  0.75                   0.85             0.76
10/19/98           0.78                  0.86                   0.91             0.78
10/20/98           0.80                  0.93                   0.94             0.80
10/21/98           0.76                  0.89                   0.96             0.76
10/22/98           0.75                  0.87                   1.05             0.75
10/23/98           0.86                  0.84                   1.19             0.76
10/26/98           0.88                  0.82                   1.20             0.76
10/27/98           0.89                  0.81                   1.17             0.75
10/28/98           0.91                  0.81                   1.16             0.75
10/29/98           0.89                  0.81                   1.29             0.77
10/30/98           0.89                  0.77                   1.27             0.77
 11/2/98           0.90                  0.85                   1.25             0.77
 11/3/98           0.89                  0.86                   1.25             0.76
 11/4/98           0.89                  0.85                   1.36             0.78
 11/5/98           0.89                  0.84                   1.31             0.78
 11/6/98           0.89                  0.87                   1.32             0.78
 11/9/98           0.89                  0.81                   1.37             0.78
11/10/98           0.89                  0.81                   1.33             0.78
11/11/98           0.89                  0.78                   1.34             0.77
11/12/98           0.90                  0.79                   1.36             0.78
11/13/98           0.90                  0.79                   1.38             0.78
11/16/98           0.89                  0.78                   1.40             0.78
11/17/98           0.90                  0.79                   1.35             0.79
11/18/98           0.90                  0.80                   1.32             0.79
11/19/98           0.91                  0.79                   1.26             0.80
11/20/98           0.91                  0.78                   1.28             0.80
11/23/98           0.91                  0.78                   1.26             0.80
11/24/98           0.93                  0.79                   1.26             0.82
11/25/98           0.92                  0.78                   1.25             0.82
11/27/98           0.91                  0.80                   1.26             0.82
11/30/98           0.92                  0.80                   1.25             0.81
 12/1/98           0.93                  0.79                   1.25             0.81
 12/2/98           0.93                  0.78                   1.20             0.80
 12/3/98           0.92                  0.76                   1.19             0.80
 12/4/98           0.92                  0.76                   1.20             0.82
 12/7/98           0.93                  0.74                   1.21             0.82
 12/8/98           0.92                  0.77                   1.24             0.82
 12/9/98           0.92                  0.74                   1.24             0.81

------------
(1) Blue is 66% owned by Brown Company.
(2) National Processing is 88% owned by National City. (Ticker: NCC)
(3) National Processing estimate based upon yearly I/B/E/S estimates converted to next twelve months estimate.
(4) First USA Paymentech is 55% owned by Banc One. (Ticker: ONE)


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 21
PROJECT BLUE


HISTORICAL NTM P/E DISCOUNT
--------------------------------------------------------------------------------
DECEMBER 19, 1996 (BLUE IPO) THROUGH DECEMBER 9, 1998


-------------------------
Trans. Proc. Avg.: -35.4%
-------------------------
PTI Average:       -22.9%
-------------------------
NAP Average:       +25.0%
-------------------------

                                    [GRAPH]




Page 21

             To Transaction
                 Processors     To First USA      To National
                      Index       Paymentech       Processing
12/19/96             -42.0%           -43.7%             3.4%
12/20/96             -42.4%           -44.0%             5.0%
12/23/96             -42.8%           -45.6%             5.1%
12/24/96             -41.0%           -43.8%             9.9%
12/26/96             -42.0%           -45.8%             7.5%
12/27/96             -40.8%           -43.8%            10.7%
12/30/96             -39.3%           -41.7%            16.0%
12/31/96             -38.8%           -37.5%            13.0%
  1/2/97             -38.1%           -31.4%             7.3%
  1/3/97             -36.5%           -31.2%            11.4%
  1/6/97             -35.7%           -29.0%            14.6%
  1/7/97             -38.1%           -32.7%            14.1%
  1/8/97             -38.4%           -33.9%            14.2%
  1/9/97             -38.3%           -32.9%            21.1%
 1/10/97             -37.3%           -32.9%            15.9%
 1/13/97             -37.6%           -33.2%            20.2%
 1/14/97             -39.6%           -35.4%            13.8%
 1/15/97             -38.4%           -30.6%            17.2%
 1/16/97             -38.1%           -31.0%            21.2%
 1/17/97             -37.8%           -31.3%            21.2%
 1/20/97             -39.5%           -36.2%            17.3%
 1/21/97             -37.6%           -33.6%            23.3%
 1/22/97             -37.3%           -33.8%            24.4%
 1/23/97             -33.8%           -31.6%            36.2%
 1/24/97             -34.3%           -33.1%            46.9%
 1/27/97             -34.4%           -34.3%            42.8%
 1/28/97             -36.3%           -34.8%            39.9%
 1/29/97             -37.5%           -36.5%            35.6%
 1/30/97             -36.7%           -36.3%            35.6%
 1/31/97             -35.2%           -34.6%            45.6%
  2/3/97             -37.4%           -37.9%            30.8%
  2/4/97             -37.7%           -37.2%            34.1%
  2/5/97             -39.0%           -37.8%            26.9%
  2/6/97             -39.5%           -37.9%            26.1%
  2/7/97             -37.6%           -34.5%            32.7%
 2/10/97             -38.8%           -31.7%            28.7%
 2/11/97             -41.9%           -36.9%            28.2%
 2/12/97             -44.6%           -38.2%            22.3%
 2/13/97             -43.5%           -38.0%            27.0%
 2/14/97             -40.1%           -34.0%            36.8%
 2/18/97             -40.0%           -30.5%            48.0%
 2/19/97             -36.6%           -25.3%            62.7%
 2/20/97             -35.2%           -16.9%            51.7%
 2/21/97             -35.8%           -19.8%            40.5%
 2/24/97             -37.2%           -29.1%            28.4%
 2/25/97             -36.6%           -31.7%            26.1%
 2/26/97             -38.3%           -34.4%            26.7%
 2/27/97             -36.1%           -31.8%            42.6%
 2/28/97             -36.7%           -29.3%            40.4%
  3/3/97             -39.0%           -31.0%            16.9%
  3/4/97             -40.3%           -34.0%            18.7%
  3/5/97             -37.8%           -31.8%            34.1%
  3/6/97             -33.6%           -28.1%            43.4%
  3/7/97             -33.1%           -29.2%            41.2%
 3/10/97             -33.3%           -31.4%            37.4%
 3/11/97             -34.2%           -31.4%            35.1%
 3/12/97             -38.3%           -31.5%            47.8%
 3/13/97             -41.3%           -30.5%            34.3%
 3/14/97             -42.4%           -32.6%            30.2%
 3/17/97             -42.0%           -33.8%            30.3%
 3/18/97             -38.7%           -30.2%            33.6%
 3/19/97             -37.5%           -29.0%            34.8%
 3/20/97             -39.6%           -31.1%            35.0%
 3/21/97             -38.4%           -28.3%            39.7%
 3/24/97             -36.7%           -27.4%            50.3%
 3/25/97             -36.8%           -26.1%            45.0%
 3/26/97             -37.9%           -25.3%            43.8%
 3/27/97             -37.3%           -27.3%            49.1%
 3/31/97             -38.7%           -29.4%            44.5%
  4/1/97             -41.0%           -28.3%            19.2%
  4/2/97             -40.8%           -27.8%            18.7%
  4/3/97             -41.7%           -29.6%            19.4%
  4/4/97             -42.4%           -26.4%            21.7%
  4/7/97             -45.7%           -30.6%            17.0%
  4/8/97             -46.0%           -31.7%            20.0%
  4/9/97             -42.5%           -29.4%            26.0%
 4/10/97             -40.3%           -22.7%            28.4%
 4/11/97             -41.2%           -20.0%            27.6%
 4/14/97             -41.8%           -20.2%            27.2%
 4/15/97             -43.2%           -22.2%            25.1%
 4/16/97             -44.2%           -28.4%            21.5%
 4/17/97             -43.5%           -24.2%            25.9%
 4/18/97             -44.4%           -25.7%            25.5%
 4/21/97             -42.5%           -24.0%            29.8%
 4/22/97             -40.0%           -23.1%            33.8%
 4/23/97             -34.7%           -16.0%            49.5%
 4/24/97             -35.9%           -16.8%            50.8%
 4/25/97             -33.7%           -15.8%            53.5%
 4/28/97             -34.0%           -17.2%            53.5%
 4/29/97             -34.3%           -17.4%            52.1%
 4/30/97             -36.8%           -21.7%            52.1%
  5/1/97             -36.9%           -20.2%            64.7%
  5/2/97             -38.5%           -19.9%            36.8%
  5/5/97             -32.7%           -14.4%            45.3%
  5/6/97             -36.2%           -23.9%            37.5%
  5/7/97             -35.0%           -24.2%            39.4%
  5/8/97             -35.2%           -28.2%            44.6%
  5/9/97             -33.8%           -28.9%            50.2%
 5/12/97             -35.0%           -30.8%            52.1%
 5/13/97             -35.8%           -30.8%            44.0%
 5/14/97             -37.5%           -28.9%            35.6%
 5/15/97             -37.4%           -30.8%            34.9%
 5/16/97             -37.7%           -33.1%            39.6%
 5/19/97             -40.2%           -32.8%            32.9%
 5/20/97             -40.3%           -32.8%            36.8%
 5/21/97             -38.0%           -31.1%            45.6%
 5/22/97             -37.0%           -32.0%            49.6%
 5/23/97             -36.8%           -31.1%            55.6%
 5/27/97             -34.0%           -27.7%            59.5%
 5/28/97             -35.3%           -31.1%            53.3%
 5/29/97             -33.0%           -30.1%            59.5%
 5/30/97             -32.8%           -30.1%            59.6%
  6/2/97             -30.8%           -29.9%            67.7%
  6/3/97             -27.2%           -26.4%            80.1%
  6/4/97             -30.4%           -29.7%            68.9%
  6/5/97             -30.0%           -29.5%            67.7%
  6/6/97             -31.2%           -27.3%            64.1%
  6/9/97             -32.7%           -29.4%            68.9%
 6/10/97             -33.0%           -29.7%            71.5%
 6/11/97             -29.8%           -27.7%            76.4%
 6/12/97             -28.9%           -25.2%            77.6%
 6/13/97             -30.4%           -25.6%            71.4%
 6/16/97             -29.1%           -26.9%            80.3%
 6/17/97             -31.9%           -30.0%            49.4%
 6/18/97             -31.5%           -28.7%            52.2%
 6/19/97             -33.2%           -29.2%            53.1%
 6/20/97             -32.6%           -24.6%            47.3%
 6/23/97             -31.5%           -23.4%            38.4%
 6/24/97             -33.8%           -24.3%            31.5%
 6/25/97             -35.0%           -25.1%            27.9%
 6/26/97             -33.1%           -21.8%            32.9%
 6/27/97             -30.2%           -14.3%            43.2%
 6/30/97             -27.5%           -11.1%            54.8%
  7/1/97             -24.1%            -4.5%            38.2%
  7/2/97             -23.7%            -7.7%            41.6%
  7/3/97             -24.3%            -6.1%            40.7%
  7/7/97             -22.7%            -3.2%            48.1%
  7/8/97             -23.7%            -6.7%            52.1%
  7/9/97             -23.2%            -6.1%            47.2%
 7/10/97             -22.0%            -4.9%            49.1%
 7/11/97             -24.9%            -5.2%            33.5%
 7/14/97             -27.1%            -6.2%            31.1%
 7/15/97             -28.2%            -5.8%            31.0%
 7/16/97             -27.5%            -2.5%            32.3%
 7/17/97             -28.3%            -6.8%            32.5%
 7/18/97             -27.4%            -5.7%            37.0%
 7/21/97             -26.9%           -10.5%            34.0%
 7/22/97             -27.0%           -13.1%            34.4%
 7/23/97             -25.0%           -12.7%            42.7%
 7/24/97             -24.3%           -12.0%            45.8%
 7/25/97             -23.2%           -11.2%            47.2%
 7/28/97             -22.2%            -9.3%            43.6%
 7/29/97             -23.3%           -10.9%            41.3%
 7/30/97             -26.3%           -10.5%            34.0%
 7/31/97             -25.1%            -9.6%            37.0%
  8/1/97             -23.8%            -9.4%            41.8%
  8/4/97             -22.8%            -8.3%            39.8%
  8/5/97             -21.5%            -6.6%            44.3%
  8/6/97             -19.0%            -4.5%            54.3%
  8/7/97             -20.2%            -4.4%            52.5%
  8/8/97             -21.9%            -4.9%            46.4%
 8/11/97             -21.0%            -5.5%            46.9%
 8/12/97             -19.3%            -2.6%            50.6%
 8/13/97             -19.8%            -1.4%            48.8%
 8/14/97             -19.2%             0.7%            50.6%
 8/15/97             -19.4%            -2.6%            49.7%
 8/18/97             -19.7%            -2.0%            46.5%
 8/19/97             -20.9%            -4.7%            44.6%
 8/20/97             -25.1%            -7.6%            40.8%
 8/21/97             -26.0%           -12.5%            37.1%
 8/22/97             -27.3%           -13.8%            31.9%
 8/25/97             -28.0%           -17.2%            33.0%
 8/26/97             -30.0%           -18.9%            27.3%
 8/27/97             -28.5%           -17.3%            32.2%
 8/28/97             -30.2%           -19.7%            28.2%
 8/29/97             -26.8%           -18.0%            34.5%
  9/2/97             -25.5%           -17.0%            41.5%
  9/3/97             -25.8%           -15.7%            40.5%
  9/4/97             -26.6%           -15.1%            32.4%
  9/5/97             -26.2%           -13.8%            31.2%
  9/8/97             -28.6%           -15.2%            24.4%
  9/9/97             -26.9%           -13.2%            30.5%
 9/10/97             -24.7%           -13.0%            36.1%
 9/11/97             -24.2%           -13.4%            36.7%
 9/12/97             -24.4%           -12.8%            35.2%
 9/15/97             -24.1%           -12.8%            35.9%
 9/16/97             -21.3%            10.5%            34.6%
 9/17/97             -19.4%            11.4%            37.2%
 9/18/97             -19.0%            10.9%            43.5%
 9/19/97             -18.2%            12.8%            44.4%
 9/22/97             -16.2%            23.6%            46.5%
 9/23/97             -17.5%            26.5%            43.5%
 9/24/97             -17.0%            56.5%            40.9%
 9/25/97             -21.6%            24.8%            31.4%
 9/26/97             -27.7%            14.4%            20.9%
 9/29/97             -27.3%            15.1%            23.4%
 9/30/97             -27.0%            17.4%            24.2%
 10/1/97             -26.4%             3.1%            23.3%
 10/2/97             -25.5%            -3.1%            27.3%
 10/3/97             -28.6%           -14.0%            20.8%
 10/6/97             -30.0%           -10.6%            22.8%
 10/7/97             -31.0%           -11.2%            20.3%
 10/8/97             -30.7%           -11.8%            24.1%
 10/9/97             -31.0%           -12.6%            31.7%
10/10/97             -29.7%           -12.3%            33.1%
10/13/97             -32.2%           -14.5%            28.5%
10/14/97             -30.8%           -16.8%            28.9%
10/15/97             -29.3%           -15.3%            27.3%
10/16/97             -31.9%           -19.0%            21.4%
10/17/97             -31.1%           -17.8%            18.3%
10/20/97             -29.2%           -15.4%            23.7%
10/21/97             -30.6%           -13.7%            22.6%
10/22/97             -30.6%           -13.2%            21.5%
10/23/97             -29.3%           -14.7%            22.5%
10/24/97             -29.8%           -11.5%            17.9%
10/27/97             -35.8%           -20.4%             6.3%
10/28/97             -33.9%           -26.1%            11.2%
10/29/97             -37.6%           -29.8%             8.5%
10/30/97             -37.5%           -28.5%            10.7%
10/31/97             -39.3%           -33.4%             6.6%
 11/3/97             -39.2%           -34.3%            11.6%
 11/4/97             -38.2%           -31.5%            14.9%
 11/5/97             -35.6%           -28.3%            18.4%
 11/6/97             -34.9%           -26.4%            16.2%
 11/7/97             -34.0%           -22.0%            17.0%
11/10/97             -33.1%           -22.9%            21.2%
11/11/97             -30.8%           -22.3%            24.7%
11/12/97             -28.0%           -18.0%            25.7%
11/13/97             -30.5%           -18.0%            26.1%
11/14/97             -30.8%           -20.7%            22.6%
11/17/97             -33.0%           -21.3%            22.0%
11/18/97             -33.4%           -23.8%            18.5%
11/19/97             -30.2%           -21.4%            23.6%
11/20/97             -32.5%           -22.9%            20.4%
11/21/97             -33.7%           -23.5%            15.0%
11/24/97             -34.3%           -22.5%             9.5%
11/25/97             -32.3%           -20.7%            15.9%
11/26/97             -31.7%           -18.5%            17.0%
11/28/97             -33.3%           -19.8%            16.1%
 12/1/97             -34.9%           -20.4%            21.9%
 12/2/97             -38.1%           -27.4%            19.5%
 12/3/97             -36.3%           -27.7%            19.5%
 12/4/97             -35.6%           -26.9%            21.7%
 12/5/97             -34.8%           -26.3%            25.2%
 12/8/97             -35.4%           -25.0%            22.2%
 12/9/97             -36.5%           -25.9%            18.4%
12/10/97             -34.7%           -23.4%            20.0%
12/11/97             -34.7%           -18.9%            17.2%
12/12/97             -32.6%           -12.1%            22.7%
12/15/97             -34.0%           -14.8%            21.3%
12/16/97             -35.4%           -18.2%            20.3%
12/17/97             -33.2%           -17.6%            23.4%
12/18/97             -30.0%           -12.5%            28.6%
12/19/97             -29.0%           -11.5%            32.6%
12/22/97             -29.0%            -7.5%            33.5%
12/23/97             -28.4%            -3.7%            31.4%
12/24/97             -28.8%            -7.0%            29.6%
12/26/97             -29.1%            -6.5%            29.6%
12/29/97             -27.2%            -4.1%            39.9%
12/30/97             -29.2%           -10.9%            36.0%
12/31/97             -27.1%           -16.1%            39.0%
  1/2/98             -26.4%           -13.0%            37.9%
  1/5/98             -26.4%           -13.7%            42.1%
  1/6/98             -24.1%           -10.7%            38.7%
  1/7/98             -25.1%           -10.4%            40.3%
  1/8/98             -28.4%           -14.6%            32.6%
  1/9/98             -27.4%           -12.9%            32.3%
 1/12/98             -26.8%           -13.4%            35.0%
 1/13/98             -26.6%           -12.8%            36.5%
 1/14/98             -26.0%           -12.5%            35.2%
 1/15/98             -26.4%            -9.9%            28.9%
 1/16/98             -28.2%           -12.2%            25.4%
 1/20/98             -29.1%           -13.6%            26.4%
 1/21/98             -30.3%           -18.1%            27.2%
 1/22/98             -31.3%           -18.2%            24.3%
 1/23/98             -35.5%           -22.6%            14.0%
 1/26/98             -33.9%           -20.8%            19.0%
 1/27/98             -33.3%           -16.9%            23.7%
 1/28/98             -36.1%           -19.2%            16.2%
 1/29/98             -35.5%           -16.0%            13.8%
 1/30/98             -35.6%           -14.2%            15.3%
  2/2/98             -35.9%           -13.8%            16.8%
  2/3/98             -35.1%           -11.9%            19.0%
  2/4/98             -36.4%           -13.3%             6.2%
  2/5/98             -36.3%           -12.4%             6.3%
  2/6/98             -35.5%            -6.6%            12.3%
  2/9/98             -37.2%           -17.3%             9.1%
 2/10/98             -38.0%           -19.6%             6.4%
 2/11/98             -39.3%           -27.0%             7.0%
 2/12/98             -38.5%           -26.2%             9.1%
 2/13/98             -36.5%           -22.3%            11.7%
 2/17/98             -35.7%           -25.8%            12.9%
 2/18/98             -36.0%           -24.8%            12.8%
 2/19/98             -33.7%           -22.5%            16.9%
 2/20/98             -32.3%           -20.2%            18.5%
 2/23/98             -30.7%           -17.6%            24.2%
 2/24/98             -29.9%           -14.7%            24.8%
 2/25/98             -30.9%           -15.9%            26.8%
 2/26/98             -30.7%           -16.6%            25.2%
 2/27/98             -32.2%           -17.9%            25.2%
  3/2/98             -32.9%           -24.0%            23.4%
  3/3/98             -33.6%           -24.2%            22.8%
  3/4/98             -33.1%           -22.8%            21.9%
  3/5/98             -34.4%           -23.5%            22.7%
  3/6/98             -34.9%           -23.6%            21.8%
  3/9/98             -35.3%           -24.4%            21.9%
 3/10/98             -35.1%           -21.4%            23.0%
 3/11/98             -34.5%           -19.8%            22.4%
 3/12/98             -34.7%           -22.5%            21.4%
 3/13/98             -34.4%           -24.1%            24.4%
 3/16/98             -32.8%           -23.3%            28.3%
 3/17/98             -31.8%           -21.3%            29.4%
 3/18/98             -29.8%           -20.7%            30.4%
 3/19/98             -29.8%           -19.6%            30.5%
 3/20/98             -27.3%           -17.2%            37.9%
 3/23/98             -28.0%           -17.7%            37.8%
 3/24/98             -28.5%           -19.1%            36.3%
 3/25/98             -28.3%           -22.2%            35.3%
 3/26/98             -28.3%           -25.2%            32.8%
 3/27/98             -29.2%           -30.0%            31.3%
 3/30/98             -33.6%           -35.0%            23.0%
 3/31/98             -39.2%           -37.2%            15.5%
  4/1/98             -39.3%           -30.1%             9.4%
  4/2/98             -39.2%           -28.4%             9.5%
  4/3/98             -39.9%           -27.1%            12.0%
  4/6/98             -39.5%           -29.1%            14.7%
  4/7/98             -40.6%           -30.2%            12.4%
  4/8/98             -38.4%           -28.4%            12.2%
  4/9/98             -36.8%           -27.1%            17.5%
 4/13/98             -33.2%           -24.3%            20.3%
 4/14/98             -37.5%           -27.6%            10.5%
 4/15/98             -41.2%           -34.4%             5.1%
 4/16/98             -43.0%           -34.4%             6.6%
 4/17/98             -40.5%           -30.2%            12.4%
 4/20/98             -38.6%           -29.0%            14.2%
 4/21/98             -39.6%           -29.0%             7.7%
 4/22/98             -38.9%           -28.1%            11.3%
 4/23/98             -40.4%           -32.4%            12.9%
 4/24/98             -40.9%           -37.1%            10.0%
 4/27/98             -40.2%           -37.0%            12.0%
 4/28/98             -42.4%           -37.7%             5.3%
 4/29/98             -42.3%           -37.9%             4.3%
 4/30/98             -49.2%           -44.9%            -6.6%
  5/1/98             -43.1%           -39.1%            -2.2%
  5/4/98             -40.1%           -34.4%             2.5%
  5/5/98             -40.7%           -36.8%             2.8%
  5/6/98             -40.7%           -36.4%             3.1%
  5/7/98             -42.8%           -37.8%             1.2%
  5/8/98             -44.5%           -38.7%            -3.2%
 5/11/98             -45.0%           -40.3%            -5.0%
 5/12/98             -45.7%           -39.7%            -3.0%
 5/13/98             -46.3%           -38.4%            -4.6%
 5/14/98             -46.1%           -35.9%            -4.3%
 5/15/98             -46.5%           -36.8%            -3.6%
 5/18/98             -48.1%           -39.4%            -6.1%
 5/19/98             -48.3%           -40.4%            -6.1%
 5/20/98             -47.9%           -39.4%            -4.2%
 5/21/98             -49.4%           -38.6%            -5.8%
 5/22/98             -48.4%           -36.4%            -0.8%
 5/26/98             -50.5%           -40.2%            -3.6%
 5/27/98             -49.3%           -38.2%             7.3%
 5/28/98             -49.7%           -39.6%             6.7%
 5/29/98             -37.1%           -25.2%            35.7%
  6/1/98             -34.2%           -23.5%            37.7%
  6/2/98             -33.0%           -24.1%            40.4%
  6/3/98             -32.6%           -19.8%            42.7%
  6/4/98             -32.3%           -19.9%            36.5%
  6/5/98             -31.9%           -20.4%            38.7%
  6/8/98             -32.5%           -19.5%            40.0%
  6/9/98             -32.8%           -19.6%            26.4%
 6/10/98             -33.2%           -20.7%            18.3%
 6/11/98             -32.3%           -21.7%            21.1%
 6/12/98             -34.6%           -29.6%            17.3%
 6/15/98             -32.7%           -30.1%            21.2%
 6/16/98             -35.0%           -29.4%            21.0%
 6/17/98             -35.9%           -29.2%            21.2%
 6/18/98             -33.9%           -28.0%            26.7%
 6/19/98             -31.1%           -26.9%            28.2%
 6/22/98             -32.8%           -27.6%            41.4%
 6/23/98             -32.6%           -27.2%            40.2%
 6/24/98             -34.6%           -32.6%            30.3%
 6/25/98             -35.7%           -32.5%            41.0%
 6/26/98             -35.2%           -33.7%            36.3%
 6/29/98             -36.5%           -34.9%            31.2%
 6/30/98             -35.4%           -31.8%            35.2%
  7/1/98             -30.4%           -26.4%             0.7%
  7/2/98             -30.7%           -26.0%             1.8%
  7/6/98             -30.6%           -25.7%             3.7%
  7/7/98             -26.8%           -22.1%            20.4%
  7/8/98             -28.8%           -21.8%            16.9%
  7/9/98             -28.8%           -18.5%            14.2%
 7/10/98             -27.6%           -15.3%            14.5%
 7/13/98             -26.2%           -13.3%            16.0%
 7/14/98             -27.4%           -19.1%            16.8%
 7/15/98             -30.1%           -19.4%            14.6%
 7/16/98             -30.4%           -20.8%            10.0%
 7/17/98             -31.4%           -21.2%             9.7%
 7/20/98             -31.3%           -20.5%            10.7%
 7/21/98             -31.7%           -20.2%             6.3%
 7/22/98             -30.3%           -18.0%             9.8%
 7/23/98             -30.9%           -18.0%             6.3%
 7/24/98             -31.7%           -20.1%             9.6%
 7/27/98             -33.1%           -19.4%            -2.1%
 7/28/98             -34.2%           -19.2%            -7.5%
 7/29/98             -34.1%           -19.7%           -11.6%
 7/30/98             -34.8%           -18.5%           -15.6%
 7/31/98             -34.0%           -16.8%           -13.4%
  8/3/98             -33.5%           -13.1%            -7.2%
  8/4/98             -34.6%           -19.1%            -8.1%
  8/5/98             -39.6%           -26.3%           -11.9%
  8/6/98             -39.9%           -27.2%           -10.5%
  8/7/98             -39.7%           -26.3%           -12.2%
 8/10/98             -40.2%           -26.6%           -15.9%
 8/11/98             -42.0%           -27.6%           -17.3%
 8/12/98             -40.5%           -24.8%           -13.6%
 8/13/98             -39.7%           -26.3%           -14.8%
 8/14/98             -40.4%           -27.2%           -14.9%
 8/17/98             -40.8%           -27.8%           -15.3%
 8/18/98             -41.1%           -29.8%           -17.5%
 8/19/98             -42.7%           -32.2%           -20.7%
 8/20/98             -41.9%           -32.2%           -20.7%
 8/21/98             -41.3%           -31.8%           -19.5%
 8/24/98             -42.1%           -31.8%           -20.6%
 8/25/98             -44.7%           -34.3%           -22.7%
 8/26/98             -42.7%           -31.4%           -19.7%
 8/27/98             -42.2%           -31.5%           -16.1%
 8/28/98             -43.9%           -29.2%           -19.8%
 8/31/98             -42.3%           -18.5%           -19.8%
  9/1/98             -45.5%           -26.5%           -16.6%
  9/2/98             -46.4%           -24.0%           -22.1%
  9/3/98             -47.2%           -25.9%           -18.7%
  9/4/98             -48.1%           -28.1%           -19.1%
  9/8/98             -46.1%           -21.8%           -12.9%
  9/9/98             -45.1%           -21.4%           -12.2%
 9/10/98             -48.5%           -24.0%           -12.7%
 9/11/98             -49.0%           -21.6%           -11.0%
 9/14/98             -45.0%           -14.6%            -1.4%
 9/15/98             -45.9%           -14.1%            -0.2%
 9/16/98             -49.2%           -19.3%            -2.3%
 9/17/98             -47.6%           -21.5%             1.3%
 9/18/98             -45.1%           -21.4%            11.4%
 9/21/98             -44.8%           -21.7%            10.4%
 9/22/98             -44.9%           -23.9%            12.4%
 9/23/98             -45.7%           -24.0%            14.9%
 9/24/98             -44.8%           -25.3%            15.5%
 9/25/98             -44.0%           -24.0%            18.0%
 9/28/98             -46.2%           -28.5%            13.0%
 9/29/98             -45.8%           -27.8%            15.2%
 9/30/98             -45.2%           -32.1%             9.0%
 10/1/98             -44.3%           -33.7%             2.2%
 10/2/98             -46.0%           -35.2%            -2.3%
 10/5/98             -51.1%           -38.8%           -12.6%
 10/6/98             -49.7%           -35.3%            -6.3%
 10/7/98             -49.4%           -36.9%            -5.6%
 10/8/98             -51.5%           -39.4%            -5.9%
 10/9/98             -54.7%           -39.7%            -7.1%
10/12/98             -52.7%           -33.9%             7.7%
10/13/98             -50.4%           -31.6%            10.5%
10/14/98             -49.2%           -28.7%            12.7%
10/15/98             -47.0%           -20.4%            21.5%
10/16/98             -43.6%           -14.0%            27.0%
10/19/98             -44.0%           -17.5%            12.5%
10/20/98             -42.2%           -18.2%             7.3%
10/21/98             -45.7%           -23.3%             7.5%
10/22/98             -48.9%           -31.6%             7.1%
10/23/98             -41.5%           -23.5%            28.3%
10/26/98             -40.9%           -22.4%            33.3%
10/27/98             -39.5%           -19.5%            38.1%
10/28/98             -38.0%           -17.2%            40.8%
10/29/98             -40.4%           -25.7%            38.6%
10/30/98             -40.5%           -25.1%            44.0%
 11/2/98             -39.7%           -26.3%            32.4%
 11/3/98             -39.1%           -26.9%            29.3%
 11/4/98             -40.8%           -33.2%            31.3%
 11/5/98             -40.8%           -30.7%            32.6%
 11/6/98             -41.1%           -31.5%            27.1%
 11/9/98             -40.9%           -33.7%            38.0%
11/10/98             -40.9%           -31.8%            38.0%
11/11/98             -40.6%           -32.3%            42.4%
11/12/98             -40.7%           -32.5%            42.0%
11/13/98             -40.5%           -33.5%            42.0%
11/16/98             -41.7%           -35.4%            41.9%
11/17/98             -41.2%           -31.7%            42.6%
11/18/98             -41.1%           -30.5%            41.1%
11/19/98             -42.1%           -26.6%            43.6%
11/20/98             -41.5%           -27.2%            46.3%
11/23/98             -41.6%           -26.1%            46.3%
11/24/98             -42.0%           -24.4%            47.5%
11/25/98             -42.7%           -24.3%            47.4%
11/27/98             -43.0%           -25.8%            43.2%
11/30/98             -41.6%           -24.9%            44.3%
 12/1/98             -41.0%           -24.1%            46.9%
 12/2/98             -40.5%           -20.7%            49.0%
 12/3/98             -41.3%           -20.6%            50.5%
 12/4/98             -43.2%           -21.2%            50.5%
 12/7/98             -42.7%           -21.3%            56.7%
 12/8/98             -42.7%           -23.7%            48.9%
 12/9/98             -42.6%           -23.7%            55.5%

------------
(1) Transaction Processors index includes: Concord EFS, First Data, National Data, National Processing, NOVA Corporation, First USA Paymentech, Total System Services, and Transaction Network Services

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 22
PROJECT BLUE


INDEXED PRICE PERFORMANCE
--------------------------------------------------------------------------------
DECEMBER 19, 1996 (BLUE IPO) THROUGH DECEMBER 9, 1998

------------------------------
NASDAQ                  58.2 %
------------------------------
Blue Company            (3.6)%
------------------------------
Transaction Processors (12.2)%
------------------------------

                                    [GRAPH]




Page 22
                                           Transaction
                       Blue                 Processors
                    Company    NASDAQ            Index
19-Dec-96             100.0     100.0            100.0
20-Dec-96              98.6      99.4             99.6
23-Dec-96              96.4      98.7             98.8
24-Dec-96             100.0      99.4             98.8
25-Dec-96             100.0      99.4             98.8
26-Dec-96              97.1      99.9             99.3
27-Dec-96             100.0      99.7             99.1
30-Dec-96             101.4      99.4             96.4
31-Dec-96             102.9      99.6             95.5
 1-Jan-97             102.9      99.6             95.5
 2-Jan-97              96.4      98.8             94.1
 3-Jan-97              99.3     101.1             96.0
 6-Jan-97             102.2     101.6             96.6
 7-Jan-97              99.3     102.5             97.8
 8-Jan-97              98.6     101.9             97.7
 9-Jan-97              98.6     102.3             97.6
10-Jan-97             100.0     102.8             98.7
13-Jan-97              97.8     102.7             98.0
14-Jan-97              94.2     103.9             96.6
15-Jan-97              95.0     102.9             96.3
16-Jan-97              95.7     103.4             96.2
17-Jan-97              95.7     104.1             97.2
20-Jan-97              94.2     105.3             96.5
21-Jan-97              95.7     106.3             94.0
22-Jan-97              95.7     107.1             97.5
23-Jan-97             100.0     106.4             97.5
24-Jan-97              95.7     105.2             94.7
27-Jan-97              95.0     104.4             96.0
28-Jan-97              95.0     104.5             98.0
29-Jan-97              92.1     104.6             96.9
30-Jan-97              92.1     105.8             94.1
31-Jan-97              92.8     106.5             91.9
 3-Feb-97              88.5     106.2             89.0
 4-Feb-97              87.8     106.0             89.6
 5-Feb-97              84.9     104.1             90.0
 6-Feb-97              83.5     103.9             91.2
 7-Feb-97              87.8     104.8             94.1
10-Feb-97              84.2     103.0             92.5
11-Feb-97              79.1     102.8             90.9
12-Feb-97              75.5     104.9             92.2
13-Feb-97              78.4     105.8             94.0
14-Feb-97              83.5     105.5             93.8
17-Feb-97              83.5     105.5             93.8
18-Feb-97              84.9     105.4             96.5
19-Feb-97              88.5     105.4             95.7
20-Feb-97              89.2     104.0             93.4
21-Feb-97              87.8     103.0             92.6
24-Feb-97              87.8     103.8             93.4
25-Feb-97              89.9     104.0             93.1
26-Feb-97              88.5     103.4             92.9
27-Feb-97              90.6     101.3             91.4
28-Feb-97              89.2     101.0             92.6
 3-Mar-97              87.1     101.2             92.3
 4-Mar-97              86.3     101.7             93.3
 5-Mar-97              90.6     102.6             93.9
 6-Mar-97              95.7     101.5             93.8
 7-Mar-97              97.8     101.2             95.6
10-Mar-97              96.4     102.1             94.0
11-Mar-97              97.1     101.6             93.8
12-Mar-97              88.5     100.6             91.7
13-Mar-97              82.7      99.8             90.4
14-Mar-97              81.3      99.8             88.9
17-Mar-97              79.1      98.7             87.1
18-Mar-97              83.5      98.0             87.1
19-Mar-97              84.2      96.4             85.1
20-Mar-97              82.0      97.2             89.5
21-Mar-97              84.9      96.8             89.7
24-Mar-97              84.9      95.9             88.1
25-Mar-97              85.6      96.3             88.2
26-Mar-97              84.9      97.9             89.6
27-Mar-97              84.2      96.4             85.5
28-Mar-97              84.2      96.4             85.5
31-Mar-97              79.1      94.3             84.6
 1-Apr-97              75.5      93.9             83.6
 2-Apr-97              74.1      92.7             80.8
 3-Apr-97              73.4      93.7             82.7
 4-Apr-97              74.8      95.4             85.9
 7-Apr-97              71.9      96.6             85.3
 8-Apr-97              72.7      97.0             85.7
 9-Apr-97              76.3      96.4             84.3
10-Apr-97              77.7      95.4             85.4
11-Apr-97              74.8      93.1             81.7
14-Apr-97              73.4      93.9             81.8
15-Apr-97              73.4      93.6             83.1
16-Apr-97              71.2      93.4             83.3
17-Apr-97              72.7      93.9             84.2
18-Apr-97              71.2      94.3             84.1
21-Apr-97              71.2      92.9             81.0
22-Apr-97              73.4      93.6             81.3
23-Apr-97              80.6      94.7             83.7
24-Apr-97              79.9      94.8             82.2
25-Apr-97              79.9      93.3             78.8
28-Apr-97              79.9      93.9             80.0
29-Apr-97              80.6      95.9             81.2
30-Apr-97              80.6      97.3             84.7
 1-May-97              81.3      98.0             84.8
 2-May-97              82.0     100.7             87.2
 5-May-97              93.5     103.3             90.6
 6-May-97              88.5     102.5             89.0
 7-May-97              88.5     102.1             88.1
 8-May-97              89.2     102.7             90.3
 9-May-97              91.4     103.0             90.0
12-May-97              88.5     103.7             90.8
13-May-97              86.3     102.9             91.2
14-May-97              84.9     103.1             94.0
15-May-97              85.6     104.5             94.5
16-May-97              84.9     103.5             92.6
19-May-97              82.0     103.5             95.0
20-May-97              82.0     105.2             95.5
21-May-97              86.0     106.0             94.7
22-May-97              87.1     105.9             95.3
23-May-97              87.8     107.2             96.0
26-May-97              87.8     107.2             96.0
27-May-97              91.4     108.7             95.1
28-May-97              89.2     108.8             95.0
29-May-97              92.8     108.3             94.0
30-May-97              94.2     108.1             95.7
 2-Jun-97              97.1     108.4             94.9
 3-Jun-97             104.3     106.9             94.9
 4-Jun-97              99.3     106.5             94.6
 5-Jun-97             100.0     107.3             95.4
 6-Jun-97              99.3     108.4             95.9
 9-Jun-97              97.8     109.0             98.3
10-Jun-97              97.8     108.2            100.1
11-Jun-97             102.2     108.6             99.8
12-Jun-97             102.9     108.9             99.3
13-Jun-97             100.7     109.8            100.4
16-Jun-97             102.9     110.5            101.8
17-Jun-97             100.7     111.4            102.2
18-Jun-97             100.0     110.5            100.6
19-Jun-97              99.3     111.7            103.6
20-Jun-97              99.3     111.7            102.6
23-Jun-97              99.3     110.7             99.8
24-Jun-97              98.9     112.1            103.1
25-Jun-97              97.8     111.6            102.8
26-Jun-97             101.1     110.8            103.1
27-Jun-97             106.5     111.0            105.5
30-Jun-97             109.7     111.3            105.0
 1-Jul-97             109.4     111.0            105.0
 2-Jul-97             109.4     112.3            105.5
 3-Jul-97             108.6     113.3            106.0
 4-Jul-97             108.6     113.3            106.0
 7-Jul-97             110.1     113.5            106.2
 8-Jul-97             109.4     114.6            105.6
 9-Jul-97             110.1     114.7            103.7
10-Jul-97             111.5     115.1            104.5
11-Jul-97             110.8     116.0            103.9
14-Jul-97             110.1     117.6            107.1
15-Jul-97             109.4     119.0            108.4
16-Jul-97             110.4     122.0            107.5
17-Jul-97             109.4     121.1            108.1
18-Jul-97             109.7     119.5            106.2
21-Jul-97             108.6     118.5            104.9
22-Jul-97             109.0     120.7            105.7
23-Jul-97             112.2     121.0            106.3
24-Jul-97             112.6     121.1            106.9
25-Jul-97             112.2     121.1            105.5
28-Jul-97             112.9     120.7            103.7
29-Jul-97             111.2     121.3            103.5
30-Jul-97             108.6     122.5            104.9
31-Jul-97             109.7     123.0            103.9
 1-Aug-97             110.4     123.0            104.2
 4-Aug-97             112.2     123.9            104.5
 5-Aug-97             115.1     125.1            105.9
 6-Aug-97             119.4     125.8            105.0
 7-Aug-97             116.5     125.3            103.6
 8-Aug-97             112.6     123.4            101.2
11-Aug-97             112.9     122.4            100.7
12-Aug-97             115.1     121.6             99.6
13-Aug-97             114.4     122.2             99.8
14-Aug-97             115.8     122.4            100.8
15-Aug-97             115.1     120.5             98.6
18-Aug-97             114.0     121.1             99.2
19-Aug-97             112.6     123.5            100.5
20-Aug-97             108.3     125.7            100.5
21-Aug-97             106.1     124.0            100.3
22-Aug-97             104.0     123.4            100.8
25-Aug-97             102.9     123.6            100.2
26-Aug-97             100.4     122.8             99.7
27-Aug-97             103.6     123.1            100.6
28-Aug-97             101.1     122.0            100.1
29-Aug-97             105.4     122.5             99.8
 1-Sep-97             105.4     122.5             99.8
 2-Sep-97             108.6     124.9            101.4
 3-Sep-97             107.9     124.9             99.2
 4-Sep-97             107.9     125.4             99.8
 5-Sep-97             114.4     126.2             99.9
 8-Sep-97             111.5     127.0             96.1
 9-Sep-97             115.1     127.8             97.0
10-Sep-97             118.7     126.5             96.0
11-Sep-97             116.5     126.5             93.9
12-Sep-97             117.3     127.3             94.8
15-Sep-97             116.5     126.2             94.3
16-Sep-97             118.0     128.8             93.7
17-Sep-97             121.6     128.6             94.0
18-Sep-97             122.3     128.9             96.9
19-Sep-97             123.7     129.7             99.1
22-Sep-97             125.5     130.4             99.0
23-Sep-97             122.3     131.0             98.5
24-Sep-97             118.7     130.2             92.6
25-Sep-97             112.6     129.6             91.8
26-Sep-97             103.6     129.8             92.7
29-Sep-97             105.8     130.8             93.8
30-Sep-97             106.5     130.1             93.3
 1-Oct-97             107.9     130.4             92.3
 2-Oct-97             110.8     131.4             94.2
 3-Oct-97             109.4     132.4             95.8
 6-Oct-97             109.4     132.9             97.8
 7-Oct-97             106.5     134.1             96.7
 8-Oct-97             108.6     134.4             98.2
 9-Oct-97             106.8     134.7             96.3
10-Oct-97             107.9     134.2             94.7
13-Oct-97             103.6     134.4             93.8
14-Oct-97             106.5     133.7             95.1
15-Oct-97             108.3     133.0             95.7
16-Oct-97             103.2     131.2             94.9
17-Oct-97             101.8     128.6             91.9
20-Oct-97             106.5     130.1             93.1
21-Oct-97             107.9     132.2             93.1
22-Oct-97             107.6     131.8             92.6
23-Oct-97             105.4     129.0             81.8
24-Oct-97             103.2     127.4             82.9
27-Oct-97              87.8     118.5             76.6
28-Oct-97              93.5     123.7             76.9
29-Oct-97              89.6     123.7             77.4
30-Oct-97              87.1     121.2             76.0
31-Oct-97              86.0     123.0             78.5
 3-Nov-97              87.1     125.8             79.1
 4-Nov-97              88.5     125.9             79.6
 5-Nov-97              91.7     126.4             78.1
 6-Nov-97              91.7     125.3             77.5
 7-Nov-97              91.7     123.7             76.6
10-Nov-97              92.1     122.8             75.5
11-Nov-97              93.5     122.3             76.1
12-Nov-97              94.2     119.0             74.5
13-Nov-97              92.1     120.2             74.7
14-Nov-97              93.2     122.2             76.7
17-Nov-97              92.1     124.6             78.4
18-Nov-97              91.7     123.5             76.7
19-Nov-97              95.7     123.6             76.6
20-Nov-97              95.0     125.5             78.7
21-Nov-97              93.5     125.1             79.9
24-Nov-97              90.6     122.5             78.5
25-Nov-97              94.2     122.6             77.9
26-Nov-97              94.6     123.0             77.0
27-Nov-97              94.6     123.0             77.0
28-Nov-97              93.9     123.5             77.9
 1-Dec-97              93.5     125.8             80.9
 2-Dec-97              91.7     124.0             82.0
 3-Dec-97              91.7     124.6             79.8
 4-Dec-97              92.8     124.5             78.9
 5-Dec-97              93.2     126.1             78.7
 8-Dec-97              93.2     127.4             79.1
 9-Dec-97              91.4     125.1             78.5
10-Dec-97              92.1     123.2             76.6
11-Dec-97              89.9     120.3             74.8
12-Dec-97              92.4     118.6             75.2
15-Dec-97              91.4     118.6             75.9
16-Dec-97              90.6     119.8             76.3
17-Dec-97              93.5     119.4             75.8
18-Dec-97              95.7     117.5             74.5
19-Dec-97              95.0     117.7             72.7
22-Dec-97              95.0     118.2             72.5
23-Dec-97              95.3     116.5             72.2
24-Dec-97              96.4     115.7             73.1
25-Dec-97              96.4     115.7             73.1
26-Dec-97              96.4     116.6             73.4
29-Dec-97              98.9     118.6             74.7
30-Dec-97              99.3     120.8             80.8
31-Dec-97             102.2     121.2             78.9
 1-Jan-98             102.2     121.2             78.9
 2-Jan-98             103.2     122.0             80.5
 5-Jan-98             105.8     123.0             81.6
 6-Jan-98             106.5     121.9             79.1
 7-Jan-98             105.0     120.5             78.7
 8-Jan-98              99.3     120.0             77.4
 9-Jan-98              97.8     116.0             74.5
12-Jan-98              98.6     116.3             73.2
13-Jan-98              99.6     119.0             73.5
14-Jan-98             100.0     119.5             72.7
15-Jan-98             100.7     119.4             72.7
16-Jan-98             100.4     120.6             74.5
19-Jan-98             100.4     120.6             74.5
20-Jan-98             100.0     122.7             75.3
21-Jan-98             100.0     122.5             76.5
22-Jan-98              98.9     121.7             75.7
23-Jan-98              92.8     121.6             75.5
26-Jan-98              92.4     120.5             74.8
27-Jan-98              95.0     121.8             75.6
28-Jan-98              93.5     124.3             76.1
29-Jan-98              96.4     125.0             81.3
30-Jan-98              97.1     125.0             83.7
 2-Feb-98              97.1     127.6             84.4
 3-Feb-98              97.8     128.6             83.0
 4-Feb-98              96.0     129.7             84.0
 5-Feb-98              97.1     129.4             84.1
 6-Feb-98              97.8     130.8             84.3
 9-Feb-98              97.1     130.4             85.2
10-Feb-98              96.8     131.9             86.4
11-Feb-98              96.8     131.8             88.5
12-Feb-98              97.1     132.3             87.7
13-Feb-98             101.1     132.0             87.4
16-Feb-98             101.1     132.0             87.4
17-Feb-98             102.2     131.5             86.3
18-Feb-98             102.5     132.4             87.4
19-Feb-98             105.8     133.3             88.3
20-Feb-98             107.2     133.4             87.7
23-Feb-98             111.2     135.2             89.1
24-Feb-98             111.2     134.2             89.1
25-Feb-98             111.2     136.3             89.6
26-Feb-98             111.5     137.1             90.4
27-Feb-98             109.7     136.6             90.7
 2-Mar-98             109.0     135.7             91.2
 3-Mar-98             107.9     135.6             91.4
 4-Mar-98             108.3     135.8             91.5
 5-Mar-98             107.2     132.1             90.9
 6-Mar-98             107.6     135.3             91.9
 9-Mar-98             109.4     133.1             92.7
10-Mar-98             111.5     134.9             94.5
11-Mar-98             111.5     135.6             92.8
12-Mar-98             111.2     136.1             92.2
13-Mar-98             112.2     136.7             93.2
16-Mar-98             115.1     138.0             94.1
17-Mar-98             117.3     137.3             95.0
18-Mar-98             119.4     138.0             95.2
19-Mar-98             120.1     138.9             95.8
20-Mar-98             123.7     138.1             95.5
23-Mar-98             123.0     138.3             94.0
24-Mar-98             122.3     139.9             93.8
25-Mar-98             122.7     140.8             92.1
26-Mar-98             124.1     141.1             93.3
27-Mar-98             123.0     140.7             91.4
30-Mar-98             112.2     140.3             90.0
31-Mar-98             104.3     141.7             92.5
 1-Apr-98             102.2     142.6             92.9
 2-Apr-98             103.2     143.0             93.3
 3-Apr-98             102.5     143.2             93.2
 6-Apr-98             101.8     141.2             91.3
 7-Apr-98              99.3     138.8             92.2
 8-Apr-98             102.2     139.4             91.6
 9-Apr-98             104.3     140.5             91.8
10-Apr-98             104.3     140.5             91.8
13-Apr-98             107.9     140.8             89.7
14-Apr-98             102.2     142.2             90.3
15-Apr-98              97.1     143.8             91.6
16-Apr-98              94.6     143.4             91.5
17-Apr-98              99.3     144.0             94.6
20-Apr-98             105.0     145.6             96.9
21-Apr-98             105.0     146.9             97.2
22-Apr-98             106.5     148.0             97.5
23-Apr-98             101.8     145.2             96.3
24-Apr-98              99.6     144.2             94.1
27-Apr-98              97.8     140.5             92.6
28-Apr-98              96.4     141.4             94.2
29-Apr-98              96.4     142.9             94.5
30-Apr-98              86.3     144.2             95.1
 1-May-98              96.8     144.6             94.5
 4-May-98             102.9     145.0             94.8
 5-May-98             100.7     143.9             94.9
 6-May-98             100.0     143.3             95.4
 7-May-98              95.7     141.6             94.7
 8-May-98              93.9     143.9             96.0
11-May-98              92.1     142.6             94.7
12-May-98              91.7     143.5             96.0
13-May-98              90.6     144.0             96.4
14-May-98              91.4     143.9             97.3
15-May-98              92.1     142.5             97.9
18-May-98              89.2     141.3             96.0
19-May-98              89.2     142.4             98.3
20-May-98              89.2     141.4             97.2
21-May-98              86.3     140.5             97.2
22-May-98              87.1     139.3             95.4
25-May-98              87.1     139.3             95.4
26-May-98              82.7     137.2             93.2
27-May-98              82.7     137.4             92.3
28-May-98              82.7     138.5             93.1
29-May-98             104.0     137.3             92.7
 1-Jun-98             107.9     134.8             92.0
 2-Jun-98             108.6     136.0             92.0
 3-Jun-98             109.0     134.5             91.4
 4-Jun-98             109.7     136.6             90.7
 5-Jun-98             111.5     137.6             92.2
 8-Jun-98             111.9     138.0             93.2
 9-Jun-98             113.7     139.0             93.2
10-Jun-98             112.9     136.8             93.5
11-Jun-98             114.4     135.0             93.3
12-Jun-98             110.8     134.7             91.4
15-Jun-98             110.8     132.4             90.7
16-Jun-98             110.1     135.3             91.7
17-Jun-98             110.8     137.1             91.8
18-Jun-98             113.3     136.8             91.4
19-Jun-98             116.5     137.5             91.1
22-Jun-98             114.4     139.4             92.5
23-Jun-98             116.2     142.3             92.7
24-Jun-98             116.5     144.9             94.8
25-Jun-98             114.0     143.8             95.0
26-Jun-98             114.4     144.3             95.8
29-Jun-98             114.0     145.9             95.5
30-Jun-98             116.2     146.2             96.7
 1-Jul-98             119.4     147.7             97.3
 2-Jul-98             118.0     146.2             97.7
 3-Jul-98             118.0     146.2             97.7
 6-Jul-98             118.7     147.4             97.6
 7-Jul-98             123.7     147.2             96.8
 8-Jul-98             120.1     149.4             97.1
 9-Jul-98             120.5     149.7             97.5
10-Jul-98             120.9     149.9             96.7
13-Jul-98             121.6     151.7             96.5
14-Jul-98             120.9     151.9             97.2
15-Jul-98             116.2     153.9             95.7
16-Jul-98             118.3     154.4             97.0
17-Jul-98             116.5     155.0             97.1
20-Jul-98             117.6     155.4             96.7
21-Jul-98             115.8     152.7             96.9
22-Jul-98             115.8     152.0             93.7
23-Jul-98             113.7     149.3             91.2
24-Jul-98             112.6     149.0             90.1
27-Jul-98             110.1     149.2             88.8
28-Jul-98             107.2     146.4             87.8
29-Jul-98             106.1     145.2             86.9
30-Jul-98             105.4     148.1             87.7
31-Jul-98             104.0     144.5             85.9
 3-Aug-98             101.4     142.8             84.7
 4-Aug-98              96.8     137.8             82.5
 5-Aug-98              89.2     138.0             81.0
 6-Aug-98              89.9     141.2             81.9
 7-Aug-98              92.4     142.5             81.8
10-Aug-98              91.4     141.9             80.5
11-Aug-98              86.0     138.3             79.5
12-Aug-98              89.2     140.9             80.0
13-Aug-98              88.5     139.1             76.9
14-Aug-98              86.7     138.1             76.3
17-Aug-98              86.3     140.3             77.4
18-Aug-98              87.4     143.2             79.3
19-Aug-98              83.5     142.2             78.3
20-Aug-98              82.4     141.4             77.7
21-Aug-98              80.9     138.7             75.4
24-Aug-98              80.9     138.2             75.1
25-Aug-98              77.7     138.8             76.5
26-Aug-98              79.1     136.4             74.1
27-Aug-98              77.0     130.1             70.2
28-Aug-98              74.1     126.5             70.7
31-Aug-98              71.9     115.7             65.6
 1-Sep-98              71.6     121.5             70.8
 2-Sep-98              73.0     122.9             71.9
 3-Sep-98              70.9     121.3             71.6
 4-Sep-98              69.4     120.9             70.9
 7-Sep-98              69.4     120.9             70.9
 8-Sep-98              75.9     128.2             73.9
 9-Sep-98              75.9     125.4             72.3
10-Sep-98              69.8     122.3             71.2
11-Sep-98              72.3     126.7             74.3
14-Sep-98              78.8     128.5             76.3
15-Sep-98              78.4     129.5             75.2
16-Sep-98              74.8     130.4             77.5
17-Sep-98              76.3     127.0             76.1
18-Sep-98              81.7     128.4             77.1
21-Sep-98              80.9     129.7             76.7
22-Sep-98              82.4     131.0             76.7
23-Sep-98              84.2     135.8             80.0
24-Sep-98              83.1     132.8             77.0
25-Sep-98              84.2     134.6             76.6
28-Sep-98              80.6     134.2             75.9
29-Sep-98              80.6     133.8             75.0
30-Sep-98              78.4     130.7             72.9
 1-Oct-98              77.7     124.4             70.1
 2-Oct-98              76.3     124.6             71.1
 5-Oct-98              65.8     118.6             67.8
 6-Oct-98              68.0     116.6             67.0
 7-Oct-98              66.5     112.9             65.9
 8-Oct-98              61.2     109.5             63.9
 9-Oct-98              59.7     115.2             65.3
12-Oct-98              64.7     119.3             67.1
13-Oct-98              68.0     116.5             66.4
14-Oct-98              70.9     118.9             68.0
15-Oct-98              75.5     124.3             70.8
16-Oct-98              79.9     125.1             70.5
19-Oct-98              81.7     127.2             71.3
20-Oct-98              83.8     126.5             72.3
21-Oct-98              80.2     129.2             73.7
22-Oct-98              78.4     131.4             74.1
23-Oct-98              90.4     130.7             79.4
26-Oct-98              92.1     133.1             78.9
27-Oct-98              93.5     132.5             78.5
28-Oct-98              95.3     134.1             77.1
29-Oct-98              93.9     135.6             80.3
30-Oct-98              93.5     136.7             81.9
 2-Nov-98              94.2     139.0             80.8
 3-Nov-98              93.5     138.0             78.0
 4-Nov-98              93.2     140.7             79.9
 5-Nov-98              93.2     141.8             81.2
 6-Nov-98              92.8     143.3             79.8
 9-Nov-98              93.2     143.6             81.0
10-Nov-98              93.2     144.0             81.6
11-Nov-98              93.2     143.7             81.6
12-Nov-98              93.9     142.8             82.2
13-Nov-98              93.9     142.6             82.3
16-Nov-98              92.8     143.7             83.5
17-Nov-98              94.2     145.0             83.9
18-Nov-98              94.2     146.4             83.7
19-Nov-98              95.0     148.1             86.6
20-Nov-98              95.7     148.8             85.5
23-Nov-98              95.7     152.6             86.1
24-Nov-98              97.5     151.7             88.1
25-Nov-98              96.4     153.2             88.4
26-Nov-98              96.4     153.2             88.4
27-Nov-98              95.7     155.6             88.3
30-Nov-98              96.4     150.4             85.7
 1-Dec-98              97.1     154.6             85.8
 2-Dec-98              97.5     154.0             85.1
 3-Dec-98              96.4     150.8             86.6
 4-Dec-98              96.4     154.6             89.0
 7-Dec-98              97.1     157.5             90.1
 8-Dec-98              96.4     157.0             88.7
 9-Dec-98              96.4     158.2             87.8

------------
Transaction Processors index Includes: Concord EFS, First Data, National Processing, NOVA Corporation, First USA Paymentech, Total System Services, and Transaction Network Services


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 23


PROJECT BLUE

VOLUME OF BLUE COMPANY SHARES TRADED AT VARIOUS PRICES

       PRICE RANGE                                 TRADING DAYS(1)                                        VOLUME(1)
-----------------------             -------------------------------------------           ----------------------------------------
                                                      PERCENT         PERCENT                              PERCENT       PERCENT
  LOW              HIGH             NUMBER           AT LEVEL        CUMULATIVE           AMOUNT           AT LEVEL     CUMULATIVE
-----------------------------------------------------------------------------------------------------------------------------------
 $10.00           $11.00                   1             0.2%             0.2%             113,900             0.2%          0.2%
  11.00            12.00                   6             1.2              1.4              776,100             1.7           1.9
  12.00            13.00                  20             4.0              5.4            1,096,100             2.3           4.2
  13.00            14.00                  28             5.6             11.0            2,144,900             4.6           8.8
  14.00            15.00                  47             9.4             20.5            4,973,000            10.6          19.4
  15.00            16.00                  57            11.4             31.9            5,928,200            12.6          32.1
  16.00            17.00                 106            21.3             53.2            9,405,900            20.1          52.1
  17.00            18.00                  74            14.9             68.1           13,589,300            29.0          81.1
  18.00            19.00                  51            10.2             78.3            3,494,000             7.5          88.6
  19.00            20.00                  60            12.0             90.4            2,608,300             5.6          94.2
  20.00            21.00                  33             6.6             97.0            1,664,000             3.6          97.7
  21.00            22.00                  15             3.0            100.0            1,074,300             2.3         100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                    498                                            46,868,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) Represents period between December 19, 1996 (Blue IPO) and December 09, 1998

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 24


PROJECT BLUE

TRADING PERFORMANCE OF COMPARABLE COMPANIES
($MM, EXCEPT PER SHARE AMOUNTS)

                                                        PERFORMANCE                    CAPITALIZATION
                                                 -------------------------------------------------------------
                                                              DISC./  PREM.
                                                 STOCK           TO LTM             EQUITY         AGGR.
                                                 PRICE      -----------------       MARKET        MARKET
COMPANY (FYE)                                   12/09/98     HIGH       LOW         VALUE         VALUE
--------------------------------------------------------------------------------------------------------------
  BLUE COMPANY (12/31)                           $16.75     -23.0%       64.9%     $   818.3     $   728.4
--------------------------------------------------------------------------------------------------------------
  BLUE COMPANY (12/31) - Preannouncement (2)     $13.63     -37.4%       34.2%     $   664.3     $   574.3
  BLUE COMPANY (12/31) - Indexed (3)             $14.80     -32.0%       45.7%     $   723.4     $   633.5
  BLUE COMPANY (12/31) - Current Offer           $20.50      -5.7%      101.8%     $ 1,006.0     $   916.1

PAYMENT PROCESSORS
  FIRST DATA CORP (12/31)                        $26.75     -25.8%       35.9%     $11,840.7     $13,053.0
  TOTAL SYSTEM SERVICES INC (12/31)               22.88      -4.4%       58.4%       4,438.8       4,408.8
  CONCORD EFS INC (12/31)                         34.38      -1.8%      157.8%       3,361.8       3,120.8
  NOVA CORP/GA (12/31)                            33.94     -10.4%       54.3%       2,444.9       2,399.8
  NATIONAL DATA CORP (5/31)                       37.50     -18.5%       43.2%       1,270.8       1,522.6
  PAYMENTECH INC (6/30)                           15.63     -27.3%       42.9%         565.0         320.4
  TRANSACTION NETWORK SVCS INC (12/31)            22.25     -34.1%       58.9%         284.5         335.5
  NATIONAL PROCESSING INC (12/31)                  5.63     -57.5%        3.4%         284.9         251.6
--------------------------------------------------------------------------------------------------------------
  MEDIAN                                                    -22.2%       48.7%
  MEAN                                                      -22.5%       56.9%
--------------------------------------------------------------------------------------------------------------

PAYROLL/BENEFIT OUTSOURCING
  AUTOMATIC DATA PROCESSING (6/30)               $77.00      -8.7%       42.4%     $23,261.9     $22,669.2
  PAYCHEX INC (5/31)                              50.13      -9.0%       87.7%       8,197.3       7,928.4
  CERIDIAN CORP (12/31)                           67.00      -2.2%       54.0%       4,792.6       4,686.3
  ABR INFORMATION SVCS INC (7/31)                 14.69     -55.2%       72.8%         421.6         281.2
  MEDIAN                                                     -8.8%       63.4%
  MEAN                                                      -18.7%       64.2%

FINANCIAL OUTSOURCING
  EQUIFAX INC (12/31)                            $42.94      -3.0%       44.3%     $ 6,331.0     $ 7,144.4
  FISERV INC (12/31)                              47.06      -4.7%       66.1%       3,857.9       4,137.6
  SUNGARD DATA SYSTEMS INC (12/31)                34.00     -15.0%       56.8%       3,582.5       3,403.2
  DST SYSTEMS INC (12/31)                         55.31     -21.6%       62.7%       2,710.6       2,774.9
  AFFILIATED COMP SVCS  -CL A (6/30)              41.19      -0.2%       91.6%       1,987.7       2,196.9
  POLICY MANAGEMENT SYSTEMS CP (12/31)            57.06      -0.8%       98.0%       2,058.3       2,121.0
  SEI INVESTMENTS CO (12/31)                      98.25      -2.2%      165.5%       1,753.0       1,760.3
  BISYS GROUP INC (6/30)                          49.75      -1.0%       60.5%       1,324.9       1,298.3
  TRNSACTN SYS ARCHTCTS  -CL A (9/30)             41.44      -4.7%       53.1%       1,188.4       1,126.6
--------------------------------------------------------------------------------------------------------------
  MEDIAN                                                     -3.0%       62.7%
  MEAN                                                       -5.9%       77.6%
--------------------------------------------------------------------------------------------------------------

BILLING
  CSG SYSTEMS INTL INC (12/31)                   $70.25      -7.6%      126.6%     $ 1,804.7     $ 1,899.0
  SAVILLE SYSTEMS PLC  -ADR (12/31)               22.88     -60.6%      205.0%         886.0         806.7
  BILLING CONCEPTS CORP (9/30)                    13.75     -54.2%       80.3%         466.1         341.1
--------------------------------------------------------------------------------------------------------------
  MEDIAN                                                    -54.2%      126.6%
  MEAN                                                      -40.8%      137.3%
--------------------------------------------------------------------------------------------------------------


                                                                             TRADING MULTIPLES(1)
                                               ------------------------------------------------------------------------------------
                                                                                                              FD AGGR. VALUE /
                                                           P/E                5-YR. EPS     CY99E      ----------------------------
                                               ----------------------------    GR. RATE      PE /       LTM        LTM        LTM
COMPANY (FYE)                                   LTM       CY98E      CY99E      (LTGR)       LTGR       REVS      EBITDA    OP. INC.
------------------------------------------------------------------------------------------------------------------------------------
  BLUE COMPANY (12/31)                           20.6x      19.5x      16.1x      18.8%        0.9x       4.0x       9.6x      12.2x
------------------------------------------------------------------------------------------------------------------------------------
  BLUE COMPANY (12/31) - Preannouncement (2)     16.7       15.8       13.1       18.8%        0.7        3.2        7.6        9.6
  BLUE COMPANY (12/31) - Indexed (3)             18.2       17.2       14.3       18.8%        0.8        3.5        8.4       10.6
  BLUE COMPANY (12/31) - Current Offer           25.2       23.8       19.7       18.8%        1.1        5.1       12.1       15.4

PAYMENT PROCESSORS
  FIRST DATA CORP (12/31)                        17.5x      17.1x      15.2x      13.6%        1.1x       2.5x       8.2x      11.6x
  TOTAL SYSTEM SERVICES INC (12/31)              82.6       56.8       45.8       22.5%        2.0       11.5       44.8       68.9
  CONCORD EFS INC (12/31)                        56.0       53.0       38.4       31.8%        1.2        9.8       35.2       40.8
  NOVA CORP/GA (12/31)                           42.1       43.7       28.6       25.0%        1.1        2.3       19.0       25.5
  NATIONAL DATA CORP (5/31)                      23.6       19.7       16.7       19.6%        0.9        2.2       10.0       14.7
  PAYMENTECH INC (6/30)                          26.9       25.8       22.2       16.6%        1.3        1.4        4.5        7.4
  TRANSACTION NETWORK SVCS INC (12/31)           35.3       29.3       15.1       26.0%        0.6        4.1       16.5       28.5
  NATIONAL PROCESSING INC (12/31)                16.3       18.1       12.5       15.0%        0.8        0.5        4.4        7.9
------------------------------------------------------------------------------------------------------------------------------------
  MEDIAN                                         31.1x      27.5x      19.5x      21.0%        1.1x       2.4x      13.2x      20.1x
  MEAN                                           37.6       32.9       24.3       21.3%        1.1        4.3       17.8       25.7
------------------------------------------------------------------------------------------------------------------------------------

PAYROLL/BENEFIT OUTSOURCING
  AUTOMATIC DATA PROCESSING (6/30)               37.9x      35.7x      31.6x      14.7%        2.1x       4.6x      19.0x      24.2x
  PAYCHEX INC (5/31)                             74.8       69.1       54.6       28.3%        1.9        7.5       47.7       54.3
  CERIDIAN CORP (12/31)                          22.8       35.3       29.5       19.5%        1.5        4.1       18.1       22.8
  ABR INFORMATION SVCS INC (7/31)                23.1       24.4       18.0       30.0%        0.6        3.8       11.2       15.3
  MEDIAN                                         30.5x      35.5x      30.5x      23.9%        1.7x       4.3x      18.6x      23.5x
  MEAN                                           39.7       41.2       33.4       23.1%        1.5        5.0       24.0       29.2

FINANCIAL OUTSOURCING
  EQUIFAX INC (12/31)                            32.7x      29.8x      25.3x      17.7%        1.4x       4.6x      16.4x      20.8x
  FISERV INC (12/31)                             36.1       35.0       29.2       19.4%        1.5        3.6       16.2       20.8
  SUNGARD DATA SYSTEMS INC (12/31)               31.2       29.8       24.9       19.0%        1.3        3.3       13.1       18.5
  DST SYSTEMS INC (12/31)                        39.2       37.2       30.7       20.0%        1.5        3.8       14.4       24.9
  AFFILIATED COMP SVCS  -CL A (6/30)             30.0       28.2       22.8       22.5%        1.0        1.7       12.9       17.8
  POLICY MANAGEMENT SYSTEMS CP (12/31)           36.4       35.7       28.7       20.3%        1.4        3.3       12.1       21.6
  SEI INVESTMENTS CO (12/31)                     48.6       46.7       33.1       29.0%        1.1        5.1       23.2       28.2
  BISYS GROUP INC (6/30)                         27.9       26.0       22.1       19.1%        1.2        3.3       14.1       17.1
  TRNSACTN SYS ARCHTCTS  -CL A (9/30)            40.6       36.9       28.1       28.8%        1.0        3.9       18.3       22.1
------------------------------------------------------------------------------------------------------------------------------------
  MEDIAN                                         36.1x      35.0x      28.1x      20.0%        1.3x       3.6x      14.4x      20.8x
  MEAN                                           35.9       33.9       27.2       21.7%        1.3        3.6       15.6       21.3
------------------------------------------------------------------------------------------------------------------------------------

BILLING
  CSG SYSTEMS INTL INC (12/31)                   36.8x      56.9x      38.0x      33.6%        1.1x       8.8x      29.2x      44.4x
  SAVILLE SYSTEMS PLC  -ADR (12/31)              33.6       25.7       18.9       47.0%        0.4        5.2       18.4       19.2
  BILLING CONCEPTS CORP (9/30)                   22.6       16.5       14.0       23.8%        0.6        2.2        7.2        8.3
------------------------------------------------------------------------------------------------------------------------------------
  MEDIAN                                         33.6x      25.7x      18.9x      33.6%        0.6x       5.2x      18.4x      19.2x
  MEAN                                           31.0       33.0       23.6       34.8%        0.7        5.4       18.3       24.0
------------------------------------------------------------------------------------------------------------------------------------

--------------
(1)  All estimates from I/B/E/S analyst consensus.

(2) Represents the Blue Company closing stock price on October 22, 1998, the last close prior to Brown Company's public announcement of its desire to purchase all Blue Company Class A shares outstanding.

(3) Represents the Blue Company closing stock price on October 22, 1998 indexed to present based on Transaction Processors indexed return over the period since October 22, 1998.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 25


PROJECT BLUE

OPERATING PERFORMANCE OF COMPARABLE COMPANIES
($MM, EXCEPT PER SHARE AMOUNTS)

                                                                    LTM OPERATING RESULTS
                                           ------------------------------------------------------------------------
                                                         GROSS                                   OPER.       NET
COMPANY (FYE)                                REVS        PROFIT        SG&A        EBITDA        INC.        INC.
-------------------------------------------------------------------------------------------------------------------
BLUE COMPANY (12/31) - Current             $    180.7   $    101.4   $     41.8   $     75.6   $     59.6   $ 39.6
-------------------------------------------------------------------------------------------------------------------
PAYMENT PROCESSORS
  FIRST DATA CORP (12/31)                  $  5,142.6   $  1,878.2   $    748.2   $  1,597.7   $  1,130.0   $686.1
  TOTAL SYSTEM SERVICES INC (12/31)             383.7        227.2        163.3         98.3         64.0     52.9
  CONCORD EFS INC (12/31)                       316.9         85.6          9.2         88.6         76.4     58.9
  NOVA CORP/GA (12/31)                        1,047.1        246.1        151.9        126.6         94.2     65.1
  NATIONAL DATA CORP (5/31)                     692.8        342.1        238.7        153.0        103.4     54.6
  PAYMENTECH INC (6/30)                         226.6        139.7         96.2         71.4         43.6     21.0
  TRANSACTION NETWORK SVCS INC (12/31)           81.7         34.9         18.7         20.4         11.8      8.4
  NATIONAL PROCESSING INC (12/31)               479.8        118.7         86.9         57.2         31.8     17.5
-------------------------------------------------------------------------------------------------------------------
  MEDIAN
  MEAN
-------------------------------------------------------------------------------------------------------------------

PAYROLL/BENEFIT OUTSOURCING
  AUTOMATIC DATA PROCESSING (6/30)         $  4,969.9   $  2,820.3   $  1,496.5   $  1,191.2   $    935.1   $623.1
  PAYCHEX INC (5/31)                          1,056.6        382.7        236.8        166.1        146.0    110.5
  CERIDIAN CORP (12/31)                       1,135.0        595.0        311.5        258.8        205.5    225.3
  ABR INFORMATION SVCS INC (7/31)                74.6         32.2         13.8         25.2         18.4     17.7
-------------------------------------------------------------------------------------------------------------------
  MEDIAN
  MEAN
-------------------------------------------------------------------------------------------------------------------

FINANCIAL OUTSOURCING
  EQUIFAX INC (12/31)                      $  1,538.9   $    659.2   $    291.5   $    435.9   $    342.7   $188.9
  FISERV INC (12/31)                          1,164.1        622.2        423.7        255.5        198.5    108.9
  SUNGARD DATA SYSTEMS INC (12/31)            1,045.3        603.0        323.4        260.1        184.1    114.5
  DST SYSTEMS INC (12/31)                       734.7           NA        623.1        193.1        111.6     70.4
  AFFILIATED COMP SVCS  -CL A (6/30)          1,287.5        745.2        621.8        170.8        123.3     71.3
  POLICY MANAGEMENT SYSTEMS CP (12/31)          648.5        210.4        112.0        175.9         98.4     60.3
  SEI INVESTMENTS CO (12/31)                    342.1        171.5        109.1         75.9         62.4     38.5
  BISYS GROUP INC (6/30)                        396.8        169.4         81.2         92.4         76.1     48.4
  TRNSACTN SYS ARCHTCTS  -CL A (9/30)           289.8        189.8        113.5         61.7         51.0     31.1
-------------------------------------------------------------------------------------------------------------------
  MEDIAN
  MEAN
-------------------------------------------------------------------------------------------------------------------

BILLING
  CSG SYSTEMS INTL INC (12/31)             $    215.9   $    115.7   $     46.4   $     65.1   $     42.7   $ 42.8
  SAVILLE SYSTEMS PLC  -ADR (12/31)             156.4         98.3         37.7         43.7         42.0     25.7
  BILLING CONCEPTS CORP (9/30)                  155.4         60.1         17.0         47.4         41.3     22.9
-------------------------------------------------------------------------------------------------------------------
  MEDIAN
  MEAN
-------------------------------------------------------------------------------------------------------------------


                                                     EARNINGS(1)                          LTM MARGINS (% OF SALES)
                                         -----------------------------------------------------------------------------------------
                                            LTM       CY98E      CY99E
                                            FD          FD         FD       GROSS                               OP.         NET
COMPANY (FYE)                               EPS        EPS        EPS       PROFIT      SG&A       EBITDA       INC.        INC.
----------------------------------------------------------------------------------------------------------------------------------
BLUE COMPANY (12/31) - Current             $ 0.81     $ 0.86     $ 1.04      56.1%       23.1%       41.8%       33.0%       21.9%

PAYMENT PROCESSORS
  FIRST DATA CORP (12/31)                  $ 1.53     $ 1.57     $ 1.76      36.5%       14.5%       31.1%       22.0%       13.3%
  TOTAL SYSTEM SERVICES INC (12/31)          0.28       0.40       0.50      59.2%       42.5%       25.6%       16.7%       13.8%
  CONCORD EFS INC (12/31)                    0.61       0.65       0.90      27.0%        2.9%       28.0%       24.1%       18.6%
  NOVA CORP/GA (12/31)                       0.81       0.78       1.19      23.5%       14.5%       12.1%        9.0%        6.2%
  NATIONAL DATA CORP (5/31)                  1.59       1.90       2.25      49.4%       34.5%       22.1%       14.9%        7.9%
  PAYMENTECH INC (6/30)                      0.58       0.61       0.70      61.7%       42.4%       31.5%       19.2%        9.3%
  TRANSACTION NETWORK SVCS INC (12/31)       0.63       0.76       1.47      42.7%       22.9%       24.9%       14.4%       10.2%
  NATIONAL PROCESSING INC (12/31)            0.34       0.31       0.45      24.7%       18.1%       11.9%        6.6%        3.7%
----------------------------------------------------------------------------------------------------------------------------------
  MEDIAN                                                                     39.6%       20.5%       25.3%       15.8%        9.7%
  MEAN                                                                       40.6%       24.0%       23.4%       15.9%       10.4%
----------------------------------------------------------------------------------------------------------------------------------

PAYROLL/BENEFIT OUTSOURCING
  AUTOMATIC DATA PROCESSING (6/30)         $ 2.03     $ 2.16     $ 2.44      56.7%       30.1%       24.0%       18.8%       12.5%
  PAYCHEX INC (5/31)                         0.67       0.73       0.92      36.2%       22.4%       15.7%       13.8%       10.5%
  CERIDIAN CORP (12/31)                      2.94       1.90       2.27      52.4%       27.4%       22.8%       18.1%       19.9%
  ABR INFORMATION SVCS INC (7/31)            0.64       0.60       0.82      43.2%       18.6%       33.8%       24.6%       23.8%
----------------------------------------------------------------------------------------------------------------------------------
  MEDIAN                                                                     47.8%       24.9%       23.4%       18.5%       16.2%
  MEAN                                                                       47.1%       24.6%       24.1%       18.8%       16.7%
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL OUTSOURCING
  EQUIFAX INC (12/31)                      $ 1.31     $ 1.44     $ 1.70      42.8%       18.9%       28.3%       22.3%       12.3%
  FISERV INC (12/31)                         1.30       1.35       1.61      53.5%       36.4%       22.0%       17.1%        9.4%
  SUNGARD DATA SYSTEMS INC (12/31)           1.09       1.14       1.36      57.7%       30.9%       24.9%       17.6%       11.0%
  DST SYSTEMS INC (12/31)                    1.41       1.49       1.80        NA        84.8%       26.3%       15.2%        9.6%
  AFFILIATED COMP SVCS  -CL A (6/30)         1.37       1.46       1.81      57.9%       48.3%       13.3%        9.6%        5.5%
  POLICY MANAGEMENT SYSTEMS CP (12/31)       1.57       1.60       1.99      32.4%       17.3%       27.1%       15.2%        9.3%
  SEI INVESTMENTS CO (12/31)                 2.02       2.10       2.97      50.1%       31.9%       22.2%       18.2%       11.3%
  BISYS GROUP INC (6/30)                     1.78       1.91       2.25      42.7%       20.5%       23.3%       19.2%       12.2%
  TRNSACTN SYS ARCHTCTS  -CL A (9/30)        1.02       1.12       1.48      65.5%       39.2%       21.3%       17.6%       10.7%
----------------------------------------------------------------------------------------------------------------------------------
  MEDIAN                                                                     51.8%       31.9%       23.3%       17.6%       10.7%
  MEAN                                                                       50.3%       36.5%       23.2%       16.9%       10.1%
----------------------------------------------------------------------------------------------------------------------------------

BILLING
  CSG SYSTEMS INTL INC (12/31)             $ 1.91     $ 1.23     $ 1.85       53.6%       21.5%       30.1%       19.8%       19.8%
  SAVILLE SYSTEMS PLC  -ADR (12/31)          0.68       0.89       1.21       62.9%       24.1%       28.0%       26.9%       16.5%
  BILLING CONCEPTS CORP (9/30)               0.61       0.83       0.98       38.7%       10.9%       30.5%       26.6%       14.7%
-----------------------------------------------------------------------------------------------------------------------------------
  MEDIAN                                                                      53.6%       21.5%       30.1%       26.6%       16.5%
  MEAN                                                                        51.7%       18.9%       29.5%       24.4%       17.0%
-----------------------------------------------------------------------------------------------------------------------------------

--------------
(1)  Estimates from I/B/E/S analyst consensus.

Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL



PROJECT BLUE



C.



ANALYST EXPECTATIONS


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 27


PROJECT BLUE

CURRENT ANALYST EXPECTATIONS
INVESTMENT RECOMMENDATION AND EPS ESTIMATES

-----------------------------------------------------------------------------------------------------------
                                                                                              FY1998
                                                                      LT Growth        --------------------
Update   Source                Recommendation          Target Price      Rate           Dec           1998
-----------------------------------------------------------------------------------------------------------
 11/4/98 Salomon Smith Barney  Buy (1)                    $21.00          17.0%                      $ 0.85
 11/4/98 Goldman Sachs         Market Outperform              --          19.0%        $ 0.25          0.87
10/23/98 Robinson-Humphrey     Short-term Sell (2)            --          20.0%          0.25          0.87
10/20/98 William Blair         Long-term Buy                  --          19.0%          0.25          0.85
-----------------------------------------------------------------------------------------------------------
 12/9/98 I/B/E/S Mean                                                     19.5%        $ 0.25        $ 0.86
-----------------------------------------------------------------------------------------------------------
 12/9/98 First Call Mean                                                  19.0%        $ 0.25        $ 0.86
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                 FY1999
                                                     --------------------------------------------------------------
Update   Source                Recommendation         Mar           Jun           Sep           Dec           1999
-------------------------------------------------------------------------------------------------------------------
 11/4/98 Salomon Smith Barney  Buy (1)                                                                       $ 1.03
 11/4/98 Goldman Sachs         Market Outperform                                                               1.04
10/23/98 Robinson-Humphrey     Short-term Sell (2)                                                             1.05
10/20/98 William Blair         Long-term Buy         $ 0.21        $ 0.24        $ 0.27        $ 0.32          1.04
-------------------------------------------------------------------------------------------------------------------
 12/9/98 I/B/E/S Mean                                $ 0.21        $ 0.24        $ 0.27        $ 0.32        $ 1.04
-------------------------------------------------------------------------------------------------------------------
 12/9/98 First Call Mean                             $ 0.21        $ 0.24        $ 0.27        $ 0.32        $ 1.04
-------------------------------------------------------------------------------------------------------------------

(1)  Reiterated Buy rating in face of initial Brown Company offer.

(2) Revised to Short-term Sell from Long-term Buy based on risk associated with business and initial Brown Company offer.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 28


PROJECT BLUE

STREET REACTION TO BROWN COMPANY PROPOSAL
SUMMARY OF ANALYST COMMENTARY

--------------------------------------------------------------------------------
BROKERAGE
EQUITY ANALYST                               REACTION / COMMENTARY
--------------------------------------------------------------------------------

ROBINSON-HUMPHREY                  -    We believe that a transaction at an
Brent Wouters                           enterprise value to forward EBITDA
October 23, 1998                        multiple of roughly 7-8x is not
Short-term Sell                         inconceivable, especially since the
10/22/98 Price: $13.62                  Brown Company offer represents a very
                                        small premium to Blue Company's market
                                        price, the current market situation has
                                        depressed similar stocks and Blue
                                        Company's business (in terms of demand,
                                        cash flow, and technology) remains quite attractive over the longer term.

                                   -    If the transaction were to occur closer
                                        to 7-8x enterprise value to EBITDA, that would represent a Blue Company share price of $17.00-$18.50.

                                   -    However, we note that Brown Company
                                        controls most voting stock of Blue
                                        Company and could essentially make the
                                        decision independently.

                                   -    If we assume a 50% likelihood to an
                                        increase in price to [$17.75, the
                                        midpoint of $17.00 and $18.50], the 12%
                                        premium should be discounted to roughly
                                        6%. 6% upside over the course of six
                                        months (transaction would close end of
                                        Q1-99) does not represent enough upside
                                        to warrant buying the stock in light of
                                        Blue Company's business risk or the risk of Brown Company retracting the offer, in our opinion.

--------------------------------------------------------------------------------

SALOMON SMITH BARNEY               -    We do not believe $15.50 represents fair
Rick Weingarten                         value for Blue Company - it is only 15x
October 23, 1998                        Blue Company's 1999E EPS despite Blue
Buy                                     Company's prospects for accelerating
10/22/98 Price: $13.62                  growth, and represents a modest 14%
                                        premium over Blue Company's current
                                        price and a 29% discount to Blue
                                        Company's 52-week high. We therefore
                                        continue to recommend the purchase of
                                        Blue Company's stock.

                                   -    While we believe the offer is low, one
                                        complicating factor is that many of Blue
                                        Company's competitive advantages are
                                        tied to Brown Company, and Blue Company
                                        has only a little over three years left
                                        on its contract with Brown Company.
                                        Brown Company could potentially use this as leverage.
Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 29

PROJECT BLUE


STREET OPINION OF BLUE COMPANY PROSPECTS
SUMMARY OF RECENT ANALYST COMMENTARY

--------------------------------------------------------------------------------
BROKERAGE
EQUITY ANALYST                                 EXPECTATION / COMMENTARY
--------------------------------------------------------------------------------

WILLIAM BLAIR                      -    In our opinion, the merchant acquiring
Franco Turrinelli                       industry has characteristics that should
September 24, 1998                      make it attractive for investors. We
Long-term Buy                           believe that secular growth in the use
9/24/98 Price:  $14.44                  of cards largely will be sustained, even
                                        in the face of a weaker economic
                                        climate, since growth is predominantly
                                        due to substitution of other payment
                                        forms. Revenue is recurring and
                                        predictable, and the intense price
                                        competition seen in the recent past
                                        appears to have abated. Despite
                                        near-term uncertainty related to
                                        NationsBank and the company's Asian
                                        operations, we believe Blue Company is
                                        well positioned to achieve revenue and
                                        earnings per share growth of
                                        approximately 18-20%. We therefore are
                                        initiating research coverage with a
                                        Long-term Buy rating.

                                   -    In our opinion, the merger of
                                        NationsBank and Bank of America
                                        significantly alters the competitive
                                        opportunity for Blue Company. Although
                                        there is still considerable uncertainty
                                        regarding the exact outcome of these
                                        negotiations, we believe that Blue
                                        Company will emerge as a significant
                                        force in providing services to midsize
                                        merchants as a result of this decision.

                                   - We believe that Blue Company's prospects may be stronger than implied by the recent price trend and current level. In our opinion, the transaction processing industry should demonstrate good resistance to economic conditions, and trends favoring large processors aligned with strong banks should persist. We believe that the addition of
                                        NationsBank's bank branches to Blue
                                        Company's distribution and customer
                                        support channel will be significant in
                                        the long term. In addition, HostLINK
                                        should provide the company with
                                        significantly greater operating
                                        independence and efficiency. We do not
                                        regard current problems in Asia as being threatening to the overall health of the company, although we recognize that a lack of growth in these businesses will dampen the total growth of the company.

                                   -    The long-term prospects for growth of
                                        processors are tied to growth in bank
                                        card volume and the processor's ability
                                        to capture or retain market share and
                                        accrue further economies of scale. In
                                        terms of our long-term forecast horizon
                                        of three to five years, we believe that
                                        Blue Company will not reach the limits
                                        of opportunity in any of these areas. In total, we believe that Blue Company should be able to achieve revenue growth of 18-20% for our long-term forecast period. NationsBank will affect growth rates in the interim, but not this long-term growth rate. As the company begins to leverage the NationsBank branch network as a source of leads, referrals, and customer services, we believe growth should accelerate, reaching a peak before declining to the long-term growth rate as the NationsBank customer territory is penetrated more fully.
Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 30


PROJECT BLUE

STREET OPINION OF BLUE COMPANY PROSPECTS
SUMMARY OF RECENT ANALYST COMMENTARY

--------------------------------------------------------------------------------
BROKERAGE
EQUITY ANALYST                                 EXPECTATION / COMMENTARY
--------------------------------------------------------------------------------

SALOMON SMITH BARNEY               -    Blue Company reported second quarter EPS
Richard K. Weingarten                   of $0.19 vs. $0.19 (+1%), $0.02 below
August 13, 1998                         our estimate and consensus. However,
Buy, High Risk                          Blue Company had $0.02 in extraordinary
8/10/98 Price:  $16.00                  merchant losses. Adjusting for this, the
                                        quarter was basically in line. We are
                                        lowering our 1998 EPS estimate by the
                                        $0.02 to $0.86, and maintaining our 1999
                                        EPS estimate of $1.05. We continue to
                                        believe the key for Blue Company's stock is its growth prospects once terms with NationsBank are finalized, as
                                        NationsBank will more than double Blue
                                        Company's distribution.

                                   -    With the stock trading at 15.1x times
                                        our 1999 EPS estimate, a 28% discount to the market and a 28% discount to the other payment processors despite prospects for accelerating growth, we expect Blue Company to outperform. The major long-term risk with Blue Company is that a bulk of its competitive advantages are tied to its parent, Brown Company, and contractually that relationship only lasts a few more years. Short term, earnings have been under pressure due to difficulties in Asia, and this could be magnified by start-up costs associated with NationsBank. Other key risks include Blue Company's ability to achieve planned cost savings and margin contraction on terminal rentals (approximately 15% of revenues and more of profits).

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 31


PROJECT BLUE

STREET OPINION OF BROWN COMPANY RELATIONSHIP
SUMMARY OF ANALYST COMMENTARY

--------------------------------------------------------------------------------
BROKERAGE
EQUITY ANALYST                                 EXPECTATION / COMMENTARY
--------------------------------------------------------------------------------

ROBINSON-HUMPHREY                  -    Blue Company's close relationship with
Brent Woulters                          Brown Company offers a unique
November 20, 1997                       opportunity to capitalize on the bank's
Buy                                     reputation and vast name recognition in
11/14/97 Price:  $16.19                 the U.S. and abroad. Blue Company has
                                        only just begun to penetrate the
                                        merchant customer base of the Brown
                                        Company retail bank network, and we
                                        believe that referrals from the bank
                                        branches and close tie-ins with other
                                        banking services offer a receptive
                                        target market for Blue Company
                                        expansion.

GOLDMAN SACHS                      -    Most of Blue Company's competitive
Gregory Gould                           advantages and growth drivers are tied
August 18, 1997                         to Brown Company, particularly with
Recommended List                        respect to the brand name, lower
8/18/97 Price:  $20.00                  merchant turnover, and the ability to
                                        penetrate the bank's large commercial
                                        banking client base. Blue Company's
                                        legal relationship with the parent is
                                        covered under a five-year contract, and
                                        the company would be hurt if the parent
                                        were to opt not to renew the contract.
                                        Such a scenario is highly unlikely, in
                                        our opinion. We believe that within the
                                        year, the contract's length is likely to be extended beyond the initial five-year horizon, perhaps becoming a ten-year or "evergreen" agreement.

SALOMON BROTHERS                   -    The major long-term risk for Blue
Richard K. Weingarten                   Company is that the bulk of its
July 10, 1997                           competitive advantages are tied to its
Buy                                     parent, who could take away those
7/3/97 Price:  $18.88                   advantages or renegotiate terms in five
                                        years (or under certain conditions
                                        earlier) if it chose to do so. While
                                        that is clearly unlikely today given its significant economic ownership position, it is possible things could change, if, for example, Brown Company was acquired.
                                        Other key risks include the
                                        sustainability of growth once Blue
                                        Company has fully penetrated the Brown
                                        Company branch network and the ability
                                        for Brown Company to exert control over
                                        Blue Company's business due to class A/B ownership structure.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 32


PROJECT BLUE

ACTUAL OPERATING PERFORMANCE VS. HISTORICAL ANALYST EXPECTATIONS
ACTUAL REPORTED EPS VS. FIRST CALL CONSENSUS EPS EXPECTATIONS



                                    [GRAPH]



------------------------------------------------------------------------------------------------------------------------------
                                     Mar-97        Jun-97        Sep-97        Dec-97        Mar-98       Jun-98        Sep-98
------------------------------------------------------------------------------------------------------------------------------
Actual EPS                           $0.16         $0.19         $0.21         $0.22         $0.18        $0.21         $0.23
BEGINNING OF QUARTER
First Call Consensus Estimate        $0.15         $0.19         $0.22         $0.22         $0.19        $0.22         $0.24
Earnings Surprise                     6.7 %         0.0 %        -4.5 %         0.0 %        -5.3 %       -4.5 %        -4.2 %

END OF QUARTER
First Call Consensus Estimate        $0.15         $0.19         $0.21         $0.22         $0.19        $0.21         $0.24
Earnings Surprise                     6.7 %         0.0 %         0.0 %         0.0 %        -5.3 %        0.0 %        -4.2 %


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL


PROJECT BLUE



D.



SHAREHOLDINGS


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 34


PROJECT BLUE


SUMMARY OF SHAREHOLDERS - BLUE COMPANY

--------------------------------------------------------------------------------
                                 INSTITUTIONS(1)
--------------------------------------------------------------------------------
                                                    PRIMARY             % OF
HOLDER                                              SHARES             PRIMARY
--------------------------------------------------------------------------------
William Blair & Co LLC                             3,128,061                6.4%
Capital Guardian Trust                             1,179,300                2.4%
Fidelity Mgmt & Res Corp                           1,000,000                2.1%
Wellington Management Co                             904,150                1.9%
Mid-Continent Cap Llc                                807,200                1.7%
Massachusetts Finl Svcs                              617,400                1.3%
Franklin Resources Inc                               525,000                1.1%
Emerging Growth Mgmt Co                              505,300                1.0%
PIMCO Advisors L P                                   424,450                0.9%
Rochdale Invt Mgmt Inc                               404,400                0.8%
Greenville Capital Mgmt                              375,600                0.8%
Thompson Plumb & Assocs                              335,000                0.7%
McStay John Invt Counsel                             326,600                0.7%
First Of Amer Invt-S C I                             320,050                0.7%
Montgomery Asset Mgmt LP                             314,520                0.6%
Barclays Bank Plc                                    286,101                0.6%
Hughes Investment Mgmt                               243,500                0.5%
Mountain Pacific Inv Adv                             241,650                0.5%
Mass Mutual Life Insur                               221,200                0.5%
Seligman J W & Company                               197,800                0.4%
Capital Intl Inc                                     183,000                0.4%
Tudor Investment Corp                                181,250                0.4%
Dimensional Fund Advs                                180,000                0.4%
Hewlett-Packard Company                              160,000                0.3%
Travelers Inc                                        159,465                0.3%
--------------------------------------------------------------------------------
TOP 25 INSTITUTIONS                               13,220,997               27.2%
REMAINING INSTITUTIONAL HOLDERS                    1,296,738                2.7%
--------------------------------------------------------------------------------
TOTAL INSTITUTIONAL HOLDINGS                      14,517,735               29.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                                     PRIMARY(2)          % OF
HOLDER                                                SHARES            PRIMARY
--------------------------------------------------------------------------------
Sharif Bayyari                                        166,792               0.3%
James Williams                                        162,778               0.3%
Le Tran-Thi                                            23,666               0.0%
Michael Sanders                                        23,666               0.0%
James Aviles                                           23,666               0.0%
Donald Dixon                                           11,652               0.0%
William Fisher                                         11,652               0.0%
Barbara Desoer                                              0               0.0%
James Jones                                                 0               0.0%
H. Eugene Lockhart                                          0               0.0%
Hatim Tyabji                                                0               0.0%
Others                                                      0               0.0%
--------------------------------------------------------------------------------
TOTAL INSIDERS                                        423,872               0.9%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                 SUMMARY OF HOLDINGS
-----------------------------------------------------------------------------------------------------------------
                           PRIMARY(3)           % OF
      HOLDER                 SHARES            PRIMARY           OPTIONS(4)           FC TOTAL           % OF FC
-----------------------------------------------------------------------------------------------------------------
Brown Company(5)           32,400,000             66.6%                   0          32,400,000             64.7%
Institutions               14,517,735             29.8%                   0          14,517,735             29.0%
Insiders                      423,872              0.9%           1,423,411           1,847,283              3.7%
Other Holders               1,322,646              2.7%                   0           1,322,646              2.6%
-----------------------------------------------------------------------------------------------------------------
TOTAL SHARES OUT           48,664,253            100.0%           1,423,411          50,087,664            100.0%
-----------------------------------------------------------------------------------------------------------------

(1)  Based on CDA Spectrum report as of September 30 quarterly filing period.

(2)  Based on latest holdings from proxy dated March 23, 1998.

(3)  Based on latest figures from 10-Q dated June 30, 1998.

(4)  Based on latest holdings as provided by Blue Company management.

(5) Brown Company holds all Class B shares which have 10 votes per share; as a result, Brown Company holds a 95% voting ownership in Blue Company.

Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL


PROJECT BLUE



3.



PRELIMINARY VALUATION OF BLUE COMPANY


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL



PROJECT BLUE



A.



PRELIMINARY VALUATION SUMMARY

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 37


PROJECT BLUE

PRELIMINARY VALUATION SUMMARY



                                    [GRAPH]




Page 23

                                                            Minimum       Maximum
LTM Revenues                                                $ 9.22        $16.00
LTM EBITDA                                                    16.5        $28.54
LTM EBIT                                                     15.84        $29.93
LTM EPS                                                      16.25        $29.25
NFY EPS                                                       20.8        $33.28

Minority Squeeze-out Transactions                           $16.29        $18.20
Relevant Technology-based Services Transactions              16.38        $19.23
All Mergers and Acquisitions                                 17.54        $19.96

Discounted Cash Flow Analysis                               $19.21        $27.06

Future Trading Value Analysis                               $12.91        $23.24




Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 38
                 PROJECT BLUE

   PRELIMINARY VALUATION SUMMARY
     ($MM, EXCEPT PER SHARE DATA)

                                                          Implied FD Equity Value                Implied Equity Value for
                                                                per Share (1)                       Class A shares (2)
                                                          -----------------------                -------------------------
Valuation Methodology                                       Low            High                     Low            High
---------------------                                     -------        -------                   ------         ------
Precedent Transaction Analysis
  LTM Revenues (2.00x - 4.00x)                             $ 9.22    --  $ 16.00                   $150.0     -   $260.2
  LTM EBITDA (10.0x - 18.0x)                                16.50          28.55                    268.4          464.3
  LTM EBIT (12.0x - 24.0x)                                  15.84          29.93                    257.6          486.9
  LTM EPS (20.0x - 36.0x)                                   16.25          29.26                    264.4          475.8
  NFY EPS (20.0x - 32.0x)                                   20.80          33.28                    338.3          541.3

Premiums Paid Analysis
  Minority Squeeze-out Transactions (19.6% - 26.1%)        $16.29    --  $ 18.20                   $264.9     -   $296.0
  Relevant Technology-based Services Transactions
    (20.2% - 33.2%)                                         16.38          19.23                    266.4          312.7
  All Mergers and Acquisitions (29.7% - 38.3%)              17.54          19.96                    285.3          324.6

Discounted Cash Flow Analysis                              $19.21    --  $ 27.06                   $312.5     -   $440.2
  (Discount Rate: 12-15%)
  (Terminal Forward P/E Multiple: 12-16x)

Future Trading Value Analysis                              $12.91    --  $ 23.24                   $210.0     -   $378.0
  (Discount Rate: 12-15%)
  (Forward P/E Multiple: 12-18x)

(1) Based on 16.3MM Class A and 32.4MM Class B Blue Company shares outstanding, 1.4MM Blue Company options outstanding and options proceeds of $20.77MM.

(2) Based on 16.3MM Class A shares outstanding.


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

B.

TRANSACTION MATRIX


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 40
PROJECT BLUE

   TRANSACTION MATRIX
     PREMIUMS BASED ON BLUE COMPANY MANAGEMENT PROJECTIONS

                                                     PREMIUM TO BLUE PRICE
                                         ------------------------------------------------------------------------------
                                                                                    PRIOR TO INITIAL ANNOUNCEMENT(3)
                                                                                   ------------------------------------
                            PRICE PER                                 INITIAL
                             SHARE       CURRENT(1)    INDEXED(1)      OFFER       OCT. 22(3)     1 WEEK        1 MONTH
                                           $16.75       $14.83        $15.50        $13.63        $13.13        $14.44
                            ---------    ----------    ----------     -------      ----------     ------        -------

Stand-Alone Prices
Current Price(1)            $16.75           0.0%        12.9%          8.1%         22.9%         27.6%         16.0%

Indexed Price(2)             14.83         -11.4          0.0          -4.3           8.9          13.0           2.7

Unaffected Price(3)          13.63         -18.7         -8.1         -12.1           0.0           3.8          -5.6

Offer Prices
Initial Offer                15.50          -7.5          4.5           0.0          13.8          18.1           7.4

Current Offer                20.50          22.4         38.2          32.3          50.5          56.2          42.0


(1)  Based on Blue Company share price of $16.75 on December 09, 1998.

(2) Based on theoretical Blue Company share price of $14.83 on December 09, 1998, reached by applying the return on the transaction processors index since October 22, 1998 to the Unaffected Price.

(3) Based on Brown Company public announcement after the market close on Thursday, October 22 of initial proposal to buy Blue Company Class A common shares outstanding.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 41
PROJECT BLUE

   TRANSACTION MATRIX
    MULTIPLES BASED ON BLUE COMPANY MANAGEMENT PROJECTIONS

                                                                                                       EQUITY VALUE/
                                                                                      ----------------------------------------------
                                                                 AGGREGATE VALUE/         PRICE/STREET        PRICE/MGMT.
                                           VALUE OF           ----------------------       EARNINGS(7)        EARNINGS(8)
                      PRICE PER  FD EQUITY CLASS A   AGGREG.  LTM     LTM     LTM     --------------------------------------  BOOK
                        SHARE     VALUE(4) SHARES(5) VALUE(6) SALES   EBIT    EBITDA   LTM    CY1998  CY1999  CY1998  CY1999  VALUE
                                                              ------  -----   ------  -----   ------  ------  ------  ------  ------
                                                              $180.7  $59.6   $75.6   $0.81   $0.86   $1.04   $0.86   $1.10   $320.6
                      ---------  --------- --------- -------- ------  -----   ------  -----   ------  ------  ------  ------  ------
Stand-Alone Prices
Current Price(1)       $16.75    $  818    $  272    $  728     4.0x  12.2x    9.6x   20.6x   19.5x   16.1x   19.5x   15.3x   2.6x

Indexed Price(2)        14.83       723       241       633     3.5   10.6     8.4    18.3    17.2    14.3    17.3    13.5     2.3

Unaffected Price(3)     13.63       664       222       574     3.2    9.6     7.6    16.8    15.8    13.1    15.9    12.4     2.1

Offer Prices

Initial Offer           15.50       756       252       666     3.7   11.2     8.8    19.1    18.0    14.9    18.1    14.1     2.4

Current Offer           20.50     1,006       333       916     5.1   15.4    12.1    25.2    23.8    19.7    23.9    18.7     3.1

(1)  Based on Blue Company share price of $16.75 on December 09, 1998.

(2) Based on theoretical Blue Company share price of $14.83 on December 09, 1998, reached by applying the return on the transaction processors index since October 22, 1998 to the Unaffected Price.

(3) Based on Brown Company public announcement after the market close on Thursday, October 22 of initial proposal to buy Blue Company Class A common shares outstanding.

(4)  Based on 16.3MM Class A and 32.4MM Class B Blue Company shares outstanding,
     1.4 MM options at an average strike price of $14.59 and aggregate Blue Company options proceeds of $20.8MM.

(5)  Based on 16.3MM Blue Company Class A shares.

(6) Defined as Equity Value plus net debt (net cash) of Blue Company, which was ($90.0)MM as of most recent financials.

(7)  Blue Company estimates based upon First Call projections.

(8)  Blue Company estimates based upon management estimates.


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

C.

Precedent Transaction Analysis


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 43
PROJECT BLUE

 PRECEDENT TRANSACTION ANALYSIS
  SUMMARY OF MULTIPLES PAID

                                                                             Implied FD Equity          Implied Equity Value
                                            Relevant Multiple Range(1)      Value per Share (2)         for Class A shares (3)
                                           ---------------------------    ------------------------     -------------------------
Metric                                       Low                High      Low                 High      Low                High
------                                       ---                ----      ---                 ----      ---                ----

Revenues
  LTM(4)                        $ 180.7    2.00 x        --    4.00 x    $ 9.22        --   $ 16.00    $150.0        --   $260.2
Operating Cash Flow (EBITDA)
  LTM(4)                        $  75.6    10.0 x        --    18.0 x    $16.50        --   $ 28.55    $268.4        --   $464.3
Operating Income (EBIT)
  LTM(4)                        $  59.6    12.0 x        --    24.0 x    $15.84        --   $ 29.93    $257.6        --   $486.9
Earnings per Share
  LTM(4)                        $  0.81    20.0 x        --    36.0 x    $16.25        --   $ 29.26    $264.4        --   $475.8
  First Call NFY                   1.04    20.0 x              32.0 x     20.80        --     33.28     338.3        --    541.3


(1) Based on CSFB estimated range of relevant multiples paid in most relevant precedent transactions in technology-based services.

(2) Based on 16.3MM Class A and 32.4MM Class B Blue Company shares outstanding, 1.4MM Blue Company options outstanding and options proceeds of $20.77MM.

(3)  Based on 16.3MM Class A shares outstanding.

(4) Last twelve months (LTM) represent results for twelve month period ending September 30, 1998.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 44
PROJECT BLUE

  RELEVANT PRECEDENT TRANSACTIONS IN TECHNOLOGY-BASED SERVICES

                                                                            NTM       FD         FD                        Eq Val/
Date                   Acquiree / Acquiror                                P/E of    Equity       Agg            P/E         Book
Annc                  Business Description                      Currency  Currency  Value(1)    Value(2)    LTM      NFY    Value
----------------------------------------------------------      --------  --------  --------    --------   -----    ----   -------
                                                                                     ($MM)      ($MM)
11/24/98 Electronic Payment Services/Concord EFS                  Stock    34.7x   $  918.6    $1,079.0     51.0x    NA       NM
         Owns and operates electronic data processing and
         data-capture networks that process ATM and POS
         transactions

09/03/98 USCS International/DST Systems                           Stock    37.5       937.7       923.3     36.4    32.1x    6.3x
         Leading global provider of customer
         management software and services to the
         communications and other service industries

06/18/98 PMT Services/Nova                                        Stock    40.9     1,285.1     1,266.0     47.5    31.4     5.9
         Independent service organization which markets
         and services electronic credit card authorization
         and payment systems

04/20/98 SPS Transaction Services/Associates                       Cash      NA       882.8       830.5     21.3    20.0     3.2
         First Capital
         Processes credit card transactions, administers
         private-label consumer and credit card programs,
         processes commercial accounts receivable
         and handles inbound teleservices

06/13/95 First Financial Management/First Data                    Stock    24.3     5,869.7     5,803.0     32.3    29.5     3.8
         Provides information services for credit
         card processing, data imaging service, and a
         health care unit that processes claims

11/02/94 Card Establishment Services/First Data                 Stock and    NA       500.0       697.0       NM      NA      NM
         Sells devices that read credit cards, and                Cash
         process the information for banks

                                                                                                 Mean:      37.7x   28.2x    4.8x
                                                                                                 Median     36.4    30.5     4.8




                                                                       Aggregate                 Premium Paid to Target Price
                                                                      Value/L12M                    Prior to Announcement
Date                   Acquiree / Acquiror                       --------------------     EBIT   ----------------------------
Annc                  Business Description                       Revs    EBITDA  EBIT    Margin   1 Day     1 Week    1 Month
----------------------------------------------------------       ----    ------  ----    ------   -----     ------    -------

11/24/98 Electronic Payment Services/Concord EFS                 5.33x    14.5x   24.1x   22.2%       NA        NA        NA
         Owns and operates electronic data processing and
         data-capture networks that process ATM and POS
         transactions

09/03/98 USCS International/DST Systems                          2.89     13.5    22.2    13.0%     44.3%     57.5%     59.6%
         Leading global provider of customer
         management software and services to the
         communications and other service industries

06/18/98 PMT Services/Nova                                       3.62     25.0    33.3    10.0      22.0      35.5      31.1
         Independent service organization which markets
         and services electronic credit card authorization
         and payment systems

04/20/98 SPS Transaction Services/Associates                     2.46     10.7    12.6    19.5      -3.0       3.9      18.6
         First Capital
         Processes credit card transactions, administers
         private-label consumer and credit card programs,
         processes commercial accounts receivable
         and handles inbound teleservices

06/13/95 First Financial Management/First Data                   2.14     18.1    23.8     9.0     17.5     19.9     23.3
         Provides information services for credit
         card processing, data imaging service, and a
         health care unit that processes claims

11/02/94 Card Establishment Services/First Data                  0.96     23.7     NM      NM        NA       NA       NA
         Sells devices that read credit cards, and
         process the information for banks

                                                                 2.90x    17.6x   23.8x   14.7%    20.2%    29.2%    33.2%
                                                                 2.67     16.3    23.8    13.0     19.8     27.7     27.2



     (1)  Includes exercise of options, net of proceeds.

     (2)  Defined as equity value less cash and plus total debt.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 45
PROJECT BLUE

  OTHER PRECEDENT TRANSACTIONS IN TECHNOLOGY-BASED SERVICES


Date         Acquiree / Acquiror                                               NTM          FD           FD             P/E
Date         Acquiree / Acquiror                                              P/E of      Equity         Agg       --------------
Annc         Business Description                                 Currency   Currency     Value(1)     Value(2)     LTM      NFY
----------------------------------------------------------------  --------   --------     --------     --------    -----    -----
                                                                                           ($MM)        ($MM)

04/06/98 MoneyGram Payment Systems/Viad                             Cash         NA      $  292.8      $  253.4    25.7x    21.2x
         Provides money wire transfer, bill payment
         services, phone card sales, and money orders

04/23/97 VeriFone/Hewlett-Packard                                  Stock       15.5x      1,260.0       1,244.7    32.0     27.7
         Develops electronic commerce software and
         hardware that authorizes credit card purchases
         over networks

09/16/96 Intuit (Intuit Services Corporation)/                     Stock         NM         227.6         227.6      NA       NA
         CheckFree
         Provider of electronic banking and bill payment
         services

07/22/96 GENSAR Holdings/First USA Paymentech                       Cash         NA         169.0         169.0      NA       NA
         Provider of electronic draft capture and authorization
         services, processing about 300MM transactions
         and servicing 120,000 merchant locations across the U.S.

 7/15/96 Grapevine Systems/Transaction Systems                     Stock       43.7          11.2          12.7      NA       NA
         Architects
         Develops, markets and supports transaction
         processing software used for finance, healthcare,
         manufacturing and on-line services

07/05/96 Risk Data/HNC Software                                    Stock      133.6          61.0          61.0      NA       NA
         Makes software used in electronic
         payments, financial services, direct
         marketing and market research

 3/22/96 Security APL/CheckFree                                    Stock         NM          53.3          57.6      NA       NA
         Portfolio accounting and performance
         measurement (real-time updates on
         the value of investments)

03/06/96 National Electronic Information                           Stock      121.2          99.0          89.0      NA       NA
         Corp./Envoy
         Provide data processing services for
         healthcare industry


                                                                                                                Premium Paid
                                                                                 Aggregate                      to Target Price
Date         Acquiree / Acquiror                                  Eq Val/        Value/L12M                  Prior to Announcement
                                                                   Book    -----------------------  EBIT   -------------------------
Annc         Business Description                                 Value    Revs    EBITDA    EBIT  Margin  1 Day   1 Week  1 Month
---------------------------------------------------------------- --------  ----  ----------  ----- ------  -----   ------  -------


04/06/98 MoneyGram Payment Systems/Viad                            2.9x    1.77x    16.0x    35.6x  5.0%   11.5%    21.2%    37.4%
         Provides money wire transfer, bill payment
         services, phone card sales, and money orders

04/23/97 VeriFone/Hewlett-Packard                                  5.3     2.56     15.8     22.6  11.3    67.6     50.2     40.8
         Develops electronic commerce software and
         hardware that authorizes credit card purchases
         over networks

09/16/96 Intuit (Intuit Services Corporation)/                      NA    13.28       NA       NA    NA      NA       NA       NA
         CheckFree
         Provider of electronic banking and bill payment
         services

07/22/96 GENSAR Holdings/First USA Paymentech                       NA       NA       NA       NA    NA      NA       NA       NA
         Provider of electronic draft capture and authorization
         services, processing about 300MM transactions
         and servicing 120,000 merchant locations across the U.S.

 7/15/96 Grapevine Systems/Transaction Systems                    15.9     2.26     24.3    163.6   1.4      NA       NA       NA
         Architects
         Develops, markets and supports transaction
         processing software used for finance, healthcare,
         manufacturing and on-line services

07/05/96 Risk Data/HNC Software                                    NA       NA        NA       NA   NA       NA       NA       NA
         Makes software used in electronic
         payments, financial services, direct
         marketing and market research

 3/22/96 Security APL/CheckFree                                     NA     3.67       NA     30.3  12.1      NA       NA       NA
         Portfolio accounting and performance
         measurement (real-time updates on
         the value of investments)

03/06/96 National Electronic Information                            NA       NA       NA       NA   NA       NA       NA       NA
         Corp./Envoy
         Provide data processing services for
         healthcare industry




Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 46
PROJECT BLUE

  OTHER PRECEDENT TRANSACTIONS IN TECHNOLOGY-BASED SERVICES

                                                                             NTM           FD        FD
    Date                  Acquiree / Acquiror                               P/E of        Equity     Agg            P/E
                                                                                                               --------------
    Annc                 Business Description           Currency           Currency      Value(1)   Value(2)    LTM      NFY
---------------------------------------------------    ----------          --------      --------   --------   -----    -----
                                                                                          ($MM)     ($MM)

 1/15/96 Servantis Systems/CheckFree                        Cash              NA          169.0      169.0       NA       NA
         Provider of electronic banking services       and Stock

08/31/95 GSI (Generale de Servico                           Cash              NA          456.1      456.1       NA       NA
         Informatique)/ADP
         Payroll service provider

08/24/95 Comdata/Ceridian Corp                             Stock             21.6         881.4    1,072.0     27.4     21.3
         Provide money transfer and transaction
         processing services, including cash
         advances and permits in the trucking
         and gaming industry

05/16/95 FDC (Health Division)/HBO & Co.                   Stock             34.5         187.1      187.1       NA       NA
         Provides data processing services

05/25/94 Western  Union Finl Svcs Inc/First Data            Cash              NA          480.0      493.2     13.7       NA
         Delivers telegrams and transfers money to
         different locations around the world

07/13/90 Signet Ltd/First Data                              Cash              NA          262.7      395.5       NA       NA
         (American Express)
         The largest third-party processor of
         bank credit-card transactions in the UK

                                                                                                     Mean:     24.7x    23.4x
                                                                                                     Median    26.6     21.3



                                                          Eq Val/        Aggregate                Premium Paid to Target Price
    Date                  Acquiree / Acquiror              Book          Value/L12M        EBIT      Prior to Announcement
                                                                  ----------------------          ----------------------------
    Annc                 Business Description              Value  Revs    EBITDA    EBIT  Margin   1 Day   1 Week    1 Month
---------------------------------------------------       ------  ----    ------    ----  ------   -----   ------    -------


 1/15/96 Servantis Systems/CheckFree                         NA   2.77      NA       NA     NA       NA       NA       NA
         Provider of electronic banking services

08/31/95 GSI (Generale de Servico                            NA   0.88      NA       NA     NA       NA       NA       NA
         Informatique)/ADP
         Payroll service provider

08/24/95 Comdata/Ceridian Corp                               NM   4.25      NA     13.6   31.1     20.1     18.6     41.4
         Provide money transfer and transaction
         processing services, including cash
         advances and permits in the trucking
         and gaming industry

05/16/95 FDC (Health Division)/HBO & Co.                     NA   1.55      NA       NA     NA       NA       NA       NA
         Provides data processing services

05/25/94 Western  Union Finl Svcs Inc/First Data             NM   1.00     7.7      9.6   10.4       NA       NA       NA
         Delivers telegrams and transfers money to
         different locations around the world

07/13/90 Signet Ltd/First Data                               NM   1.09      NA     15.6    7.0       NA       NA       NA
         (American Express)
         The largest third-party processor of
         bank credit-card transactions in the UK

                                                            8.0x  3.19x   15.9x    41.6x  11.2%    33.1      30.0    39.9
                                                            5.3   2.26    15.9     22.6   10.4     20.1      21.2    40.8


     (1)  Includes exercise of options, net of proceeds.

     (2)  Defined as equity value less cash and plus total debt.


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

D.

PREMIUMS PAID ANALYSIS


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 48
           PROJECT BLUE

PREMIUMS PAID ANALYSIS
SUMMARY OF PREMIUMS PAID

                                                            Relevant     Implied FD Equity Value        Implied Equity Value
                                                         Premium Range        per Share                for Class A shares (2)
                                                         -------------   -----------------------       ----------------------
Metric(1)                                                   Average            Average                        Average
---------                                               --------------   -----------------------       ----------------------

Minority Squeeze-Out Transactions(3)

   Premium to one day - Indexed Current Price (4)            19.6%            $   17.74                         288.6
   Premium to one day - Unaffected Price (1)                 19.6%                16.30                         265.1
   Premium to one week - Unaffected Price (1)                24.1%                16.29                         264.9
   Premium to one month - Unaffected Price (1)               26.1%                18.20                         296.0

  Average Premium - Unaffected Price(1)                      23.3%            $   16.79                      $  273.2

Relevant Technology-Based Services Transactions(5)

   Premium to one day - Indexed Current Price (4)            20.2%            $   17.83                         290.0
   Premium to one day - Unaffected Price (1)                 20.2%                16.38                         266.4
   Premium to one week - Unaffected Price (1)                29.2%                16.96                         275.8
   Premium to one month - Unaffected Price (1)               33.2%                19.23                         312.7
  Average Premium - Unaffected Price(1)                      27.5%            $   17.38                      $  282.6

All Mergers and Acquisitions(6)

   Premium to one day - Indexed Current Price (4)            29.7%            $   19.24                         312.8
   Premium to one day - Unaffected Price (1)                 29.7%                17.67                         287.4
   Premium to one week - Unaffected Price (1)                33.6%                17.54                         285.3
   Premium to one month - Unaffected Price (1)               38.3%                19.96                         324.6
  Average Premium - Unaffected Price(1)                      33.9%            $   18.24                      $  296.6


     (1) Based on Blue Company closing stock price for various times prior to Thursday, October 22, the last trading day prior to Brown Company public announcement of initial proposal to buy Blue Company Class A common shares outstanding.

     (2)  Based on 16.3MM Class A shares outstanding.

     (3) Represents average premiums paid in selected minority squeeze-outs between January 1, 1990 and November 1, 1998.

     (4) Based on theoretical "Indexed Current Price" for Blue Company assuming unaffected Blue Company stock price on October 22 had changed by the same level as the Transactions Processors index (+8.9%).

     (5) Represents average premiums paid in most relevant precedent transactions in technology-based services.

     (6) Represents average premiums paid in all disclosed dollar value U.S. mergers and acquisitions since January 1, 1990; Source: Securities Data Corporation.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 49
PROJECT BLUE

PRECEDENT MINORITY SQUEEZE-OUTS
PREMIUMS PAID IN SELECTED DEALS FROM JANUARY 1, 1990 THROUGH DECEMBER 11, 1998

                                                                         PERCENT OF SHARES    OFFER VALUE       PREM OVER PRICE
                                                                         -----------------  --------------
   ANNC.                                                                OWNED PRE-                              PRIOR TO ANNC.
   -----                                                                                                    ----------------------
   DATE    TARGET                           ACQUIROR                      TRANS.  SOUGHT    /SHARE   TOTAL  1 DAY     1WK     1MO
---------  -------------------------        --------------------------- --------- ------    ------   -----  -----     ---     ---
  12/3/98  Banner Aerospace                 Fairchild                     85.0%    15.0%     $9.75   $31.4  11.4%    25.8%    24.8%
 11/12/98  Aquila Gas Pipeline Corp.        UtiliCorp United Inc.         81.6%    18.4%     $8.00   $43.2  23.1%    17.4%    68.4%
 10/22/98  BA Merchant Services             Bank of America               66.6%    33.4%     15.50   253.6  11.2%    18.1%     7.4%
  9/29/98  Newmont Gold Co.                 Newmont Mining Corp.          93.8%     6.3%     25.37   264.8  -5.2%    20.8%    62.4%
  9/23/98  J&L Specialty Steel Inc.         Usinor SA                     53.5%    46.5%      6.38   115.0  89.1%   101.7%    26.9%
   9/8/98  PEC Israel Economic Group        Investor Group                81.0%    19.0%     25.50    87.3  11.8%     8.8%     5.2%
  8/24/98  Tele-Commun Intl                 Liberty Media                 83.0%    17.0%     20.77   379.1  -1.1%    -4.5%   -10.0%
   7/7/98  Life Technologies Inc.           Dexter Corp.                  52.0%    48.0%     39.13   479.2  19.5%    18.9%    13.3%
  4/30/98  Mycogen Corp.                    Dow Agrosciences              68.6%    31.4%     28.00   355.2  41.8%    40.0%    52.4%
  3/16/98  BET Holdings Inc.                Investor Group                57.9%    42.1%     63.00   462.3  53.7%    58.5%    58.2%
   3/5/98  XL Connect Solutions Inc         Xerox Corp.                   80.0%    20.0%     20.00    88.0 -11.1%    15.1%    22.1%
   3/2/98  Coleman Co..                     Sunbeam Corp.                 82.0%    18.0%     30.14   333.0  44.4%    58.6%   121.2%
  1/20/98  NACT Telecomm.                   World Access Inc.             68.0%    32.0%     17.50    45.5  12.0%    12.5%    16.7%
   1/8/98  Rayonier Timberlands LP          Rayonier Inc.                 74.7%    25.3%     13.00    65.8  13.0%    25.3%     8.3%
 12/18/97  United States Cellular           Telephone and Data Systems    80.7%    19.3%     33.00   539.2   0.0%     0.0%     1.2%
 12/18/97  Aerial Communications            Telephone and Data Systems    82.5%    17.5%      8.19   107.6   0.0%     7.4%    -3.6%
  9/18/97  Guaranty National Corp.          Orion Capital Corp.           77.3%    22.7%     36.00   117.2  10.8%    23.9%    27.7%
  8/29/97  Rexel Inc.                       Rexel (Pinault-Printemps
                                            Redoute)                      50.6%    49.4%     22.50   289.4   3.8%    11.0%     6.2%
   7/9/97  Seaman Furniture Co.             Investor Group                80.0%    20.0%     25.05    45.6  22.0%    25.0%    22.0%
  6/26/97  Rhone-Poulenc Rorer Inc.         Rhone-Poulenc Rorer SA        65.7%    34.3%     97.00 4,464.1  22.1%    22.8%    29.3%
  6/20/97  Wheelabrator Technologies        Waste Management Inc.         67.0%    33.0%     16.50   869.7  26.9%    28.2%    30.7%
  6/13/97  Bally's Grand Inc.               Hilton Hotels Corp.           93.1%     6.9%     52.75    42.6  28.0%    30.0%    31.0%
   6/2/97  Acordia Inc.                     Anthem Inc.                   66.8%    33.2%     40.00   193.2  13.0%    11.0%    26.0%
  5/22/97  Chaparral Steel Co.              Texas Industries Inc.         85.0%    15.0%     15.50    72.8  20.4%    25.2%    29.2%
  5/14/97  Enron Global Power & Pipelines   Enron Corp.                   52.0%    48.0%     35.00   443.5  15.7%    17.6%    23.9%
   3/3/97  American Financial Enterprise    American Financial Group      83.0%    17.0%     37.00    85.1    NA       NA       NA
  2/25/97  Fina Inc.                        Petrofina SA                  85.4%    14.6%     60.00   257.0  20.0%    19.0%    22.0%
  2/20/97  NHP Inc.                         Apartment Inv't and Mngt.     54.9%    45.1%     19.72   114.5  28.0%    25.0%    16.0%
  2/18/97  Contour Medical Inc.             Sun Healthcare Group          65.3%    34.7%      8.50    55.2  21.0%    48.0%    58.0%
  1/28/97  Calgene Inc.                     Monsanto Co.                  56.3%    43.7%      8.00   242.6  62.0%    60.0%    60.0%
  1/21/97  Mafco Consolidated Group         Mafco Holdings Inc.           85.0%    15.0%     33.50   116.8  24.0%    24.0%    28.0%
  1/13/97  Zurich Reinsurance Centre        Zurich Versicherungs          66.0%    34.0%     39.50   350.0  18.7%    20.8%    13.2%
 12/17/96  Allmerica Property & Casualty    Allmerica Financial Corp.     59.3%    40.7%     32.95   816.9  16.0%    13.0%    14.0%
 11/27/96  Central Tractor Farm & Country   JW Childs Equity Partners     61.3%    38.7%     14.25    56.7  18.0%    18.0%    19.0%
 10/10/96  WCI Steel Inc.                   Renco Group Inc.              84.5%    15.5%     10.00    56.5  17.6%    29.0%    77.8%
   9/9/96  Crocker Realty Trust Inc.        Highwoods Properties          73.6%    26.4%     11.80    76.1  19.0%    20.0%    22.0%
  8/26/96  Bankers Life Holding Corp.       Conseco Inc.                  88.5%    11.5%     25.00   120.8  15.0%    10.0%    12.0%
  8/26/96  North Carolina Railroad          North Carolina                75.0%    25.0%     66.00    70.7    NA       NA       NA
   8/8/96  Roto-Rooter Inc.                 Chemed Corp.                  54.9%    45.1%     41.00    93.6  12.0%    12.0%    11.0%
   7/3/96  Golden Poultry Co.               Gold Kist Inc.                75.0%    25.0%     14.25    52.1  52.0%    50.0%    39.0%
  5/27/96  SyStemix Inc.                    Novartis AG                   67.8%    32.2%     19.50   107.6   5.0%    70.0%    59.0%
  3/29/96  Great American Mngt. & Invt.     Equity Holdings Ltd.          84.4%    15.6%     50.00    63.3   3.0%     4.0%     4.0%


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 50
PROJECT BLUE

Precedent Minority Squeeze-Outs
Premiums Paid in Selected Deals from January 1, 1990 through December 11, 1998


                                                                        PERCENT
                                                                        OF SHARES         OFFER VALUE           PREM OVER PRICE
                                                                     ---------------   -----------------    -----------------------
                                                                     OWNED
  ANNC.                                                               PRE-                                      PRIOR TO ANNC.
  -----                                                                                                     -----------------------
  DATE    TARGET                       ACQUIROR                      TRANS.   SOUGHT   /SHARE      TOTAL    1 DAY     1WK     1MO
  ----    ------                       --------                      ------   ------   ------      -----    -----     ---     ---
 11/6/95  NPC International Inc.       Investor Group                62.0%    38.0%      9.00       82.1    44.0%    38.5%    33.3%
 11/2/95  Immunex (American Cyanamid)  American Home Products        54.2%    45.8%     14.50      263.0    20.8%     7.4%     6.4%
 9/26/95  SCOR US Corp.                SCOR                          74.8%    25.2%     15.25       59.9    37.0%    36.0%    39.0%
 8/30/95  Syms Corp.                   Investor Group                78.0%    22.0%      8.75       27.9    11.1%     9.4%    25.0%
 8/25/95  GEICO Corp.                  Berkshire Hathaway Inc.       51.0%    49.0%     70.00    2,322.8    25.6%    24.4%    24.7%
 7/14/95  REN Corp.-USA                COBE Laboratories
                                       (Gambro AB)                   53.0%    47.0%     20.00      177.7    23.1%    24.0%    31.7%
 5/22/95  Nationwide Cellular Service  MCI Communications Corp.      26.5%    73.5%     18.50      101.3     6.0%     8.0%    19.0%
 5/19/95  Bic Corp.                    BIC SA                        78.0%    22.0%     36.50      191.6     2.0%     1.0%    17.0%
  4/7/95  LIN Broadcasting Corp.       McCaw Cellular (AT&T)         52.0%    48.0%    127.50    3,262.0     4.9%     4.7%    -0.6%
  4/5/95  Club Med Inc.                Club Mediterranee SA          70.8%    29.2%     26.25      111.1    16.0%    14.8%    18.0%
 3/29/95  Cencom of Alabama LP         Marcus Cable Co. LP             NA        NA        NA      150.0      NM       NM       NM
 3/27/95  Terra Nitrogen Co. LP        Terra Industries (Minorco)    60.0%    40.0%     30.00      229.1     9.1%    11.1%     8.6%
 2/27/95  Bankers Life Holding Corp.   Conseco Inc.                  60.6%    39.4%     22.00      458.5    18.9%    23.9%     4.8%
  2/7/95  Rust Int'l.                  WMX Technologies Inc.         96.4%     3.6%     14.00       42.0     8.7%    19.2%    21.7%
          (Chemical Waste Mngt.)
12/16/94  ID Vaccine Corp.             ID Biomedical Corp.           74.2%    25.8%        NA         NA      NM       NM       NM
 12/8/94  Destineer Corp.              Mobile Telecommunications
                                       Techn.                        80.0%    20.0%        NA       63.0      NM       NM       NM
 11/2/94  Pacific Telecom Inc.         PacifiCorp                    87.0%    13.0%     30.00      159.0    15.5%    15.5%    13.7%
10/31/94  HealthAmerica Pennsylvania   Coventry Corp.                80.0%    20.0%        NA       50.0      NM       NM       NM
 10/5/94  WFXT-TV                      Fox Television Stations Inc.  51.0%    49.0%        NA       80.0      NM       NM       NM
 9/22/94  Skytel Corp.                 Mobile Telecommunications
                                       Tech.                         90.4%     9.6%        NA       58.0      NM       NM       NM
  9/8/94  Contel Cellular Inc.         GTE                           90.0%    10.0%     22.50      223.9    26.8%    21.6%    15.4%
 8/24/94  Castle & Cooke Homes         Dole Food Co.                 83.0%    17.0%     15.75       81.5    35.5%    41.6%    51.1%
 7/29/94  Intergroup Healthcare Corp.  Foundation Health Corp.       62.6%    37.4%     65.00      255.7    49.7%    51.6%    30.3%
 7/28/94  Chemical Waste Management    WMX Technologies              78.6%    21.4%      9.75      437.8    21.9%    20.0%    11.4%
 7/14/94  Heritage Communications Inc. Tele-Communications Inc.      80.1%    19.9%        NA      290.3      NM       NM       NM
  6/6/94  Ogden Projects Inc.          Ogden Corporation             84.2%    15.8%     18.40      110.3     5.8%    15.2%    20.6%
 3/23/94  Adia Services Inc.           Adia SA                       81.0%    19.0%     17.42       35.8    25.5%    27.9%    38.5%
  3/1/94  FoxMeyer Corp.               National Intergroup Inc.      80.5%    19.5%     15.75       86.8     2.8%     3.7%     6.7%
 2/17/94  Scripps Howard Broadcasting  EW Scripps Co.                86.0%    14.0%     82.80      115.9     9.3%      NM      9.3%
  1/7/94  Holnam Inc.                  Holderbank Financiere Gloris  95.0%     5.0%      7.65       54.0    13.3%    15.5%     5.5%
  1/5/94  Garden State Newspapers      Affiliated Newspapers Invest. 60.0%    40.0%        NA       63.0      NM       NM       NM
10/13/93  Medical Marketing Group      Medco Containment Services    54.2%    45.8%     27.25      157.0   -22.6%   -12.2%    -7.6%
 9/20/93  Valley Fashions Inc.         Westpoint-Pepperell Inc.      95.0%     5.0%     46.00       64.4    -7.8%    -7.1%    -4.2%
 4/26/93  Southeastern Public Service  DWG Corp.                     71.0%    29.0%        NA         NA      NM       NM       NM
  2/8/93  Power Spectrum               Geotek Industries               NA        NA        NA         NA      NM       NM       NM
 8/17/92  PHLCorp, Inc.                Leucadia National Corp.       63.1%    36.9%     25.78      139.9     7.4%    13.9%     5.8%
 7/24/92  Frank B. Hall & Co., Inc.    Reliance Group Holdings       70.6%    29.4%      2.97       43.9   -32.1%   -20.8%   -17.3%
 6/25/92  Katy Industries, Inc.        Carroll Family                52.6%    47.4%     22.00       94.1    31.3%    29.4%    34.4%
  3/2/92  Grace Energy Corp.           WR Grace & Co.                83.4%    16.6%     19.00       77.3    11.8%    55.1%    60.0%




Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 51
Project Blue

Precedent Minority Squeeze-Outs
Premiums Paid in Selected Deals from January 1, 1990 through December 11, 1998

                                                                           PERCENT
                                                                          OF SHARES                            PREM OVER PRICE
                                                                      ------------------    OFFER VALUE         PRIOR TO ANNC.
  ANNC.                                                               OWNED PRE-          ---------------   ----------------------
  DATE    TARGET                          ACQUIROR                      TRANS.    SOUGHT  /SHARE   TOTAL    1 DAY     1WK     1MO
                                                                      ----------  ------  ------  -------   -----    -----    ----
 2/24/92  Unocal Exploration Corp.        Unocal Corp.                  96.0%      4.0%    11.68    117.7   18.3%    18.3%    19.8%
  2/6/92  Spelling Entertainment Inc.     The Charter Company           82.3%     17.7%     7.25     42.1    3.2%    -1.6%     0.0%
11/12/91  Recontek Inc.                   PS Group Inc.                 83.3%     16.7%    18.00     13.0     NM       NM       NM
10/29/91  American Television and Comm.   Time Warner                   82.0%     18.0%    62.00  1,217.2   21.6%    20.7%    26.5%
 9/16/91  Arkla Exploration Co.           Arkla Inc.                    82.0%     18.0%    15.56     93.3   23.2%    29.6%    31.0%
 7/30/91  Jiffy Lube  International, Inc. Pennzoil Acquisition Corp.    82.4%     17.6%     6.00      9.2   20.0%     4.3%    14.3%
 7/30/91  Wabash Railroad Co.             Norfolk & Western Railway(1)  66.2%     33.8%     8.40      0.3   25.0%    25.0%    26.1%
 2/28/91  Metcalf & Eddy Companies        Air & Water Tech. Corp.       82.0%     18.0%    18.27     47.9   21.8%    16.0%    27.1%
  2/6/91  Hamilton Oil                    BHP Holdings                  50.1%     49.9%    40.00    527.9   18.5%    21.2%    21.2%
  1/3/91  Ocean Drilling & Exploration    Murphy Oil Corp.              61.0%     39.0%    19.13    383.4   12.5%    22.4%     7.7%
11/11/90  US West - New  Vector Group     US West Inc.                  81.0%     19.0%    43.32    420.8   42.0%    52.0%    79.6%
10/30/90  Neiman Marcus                   General Cinema                59.4%     40.6%    14.40    378.6   28.0%    26.6%    34.0%
 7/31/90  Freeport-McMoRan OEG Co.        Freeport-McMoRan Inc.         81.5%     18.5%    11.00    252.9   37.5%    44.3%    49.2%
 7/19/90  Caesar New Jersey, Inc.         Caesar World, Inc.            86.6%     13.4%    22.25     48.4   40.0%    49.3%    41.1%
 7/10/90  TVX Broadcast Group             Paramount Communications      74.8%     25.2%     9.50     46.6   81.0%    90.0%    90.0%
  7/6/90  Mack Trucks Inc.                Renault Vehicles Industrials  60.6%     39.4%     6.00     86.6   14.3%    14.3%    17.1%
 5/17/90  DST Systems, Inc.               Kansas City Southern          87.1%     12.9%    15.85     39.0   24.3%    40.9%    54.6%
  5/1/90  United Artists Entertainment    Tele-Communications, Inc.     57.2%     42.8%    16.32  1,041.6   20.9%    23.2%    30.6%
  3/2/90  Triton Group Ltd.               Intermark Inc.                51.6%     48.4%    12.43     76.2    3.5%    16.9%    21.2%
  3/2/90  Shearson Lehman                 American Express              68.4%     31.6%    14.10    393.5   12.8%    29.7%    20.0%
 1/24/90  Copperweld Corp.                Imetal SA                     55.6%     44.4%    17.00     78.0   47.8%    43.2%    31.4%

                                                                           PERCENT
                                                                          OF SHARES                            PREM OVER PRICE
                                                                      ------------------    OFFER VALUE         PRIOR TO ANNC.
                                                                      OWNED PRE-          ---------------   ----------------------
                                                                        TRANS.    SOUGHT   /SHARE   TOTAL   1 DAY     1WK     1MO
                                                                        ------    ------   ------   -----   -----     ---     ---
                                          AVERAGE (ALL DEALS)           72.3%     27.7%            $287.5   19.6%    24.1%    26.1%
                                          MEDIAN (ALL DEALS)            74.9%     25.1%             107.6   18.5%    20.8%    22.0%
                                          ------------------            -----     -----    ------   -----   -----    -----    -----

                                          Percentage of Deals Consummated at Various Premiums
                                          Less than 10% Premium                                             24.7%    19.3%    23.6%
                                          10% - 20% Premium                                                 32.6%    28.4%    20.2%
                                          20% - 30% Premium                                                 24.7%    30.7%    23.6%
                                          30% - 40% Premium                                                  5.6%     3.4%    14.6%
                                          40% - 50% Premium                                                  6.7%     8.0%     2.2%
                                          Greater than 50% Premium                                           5.6%    10.2%    15.7%
                                                                                                           -----    -----    -----
                                          Total                                                            100.0%   100.0%   100.0%

     (1) Owned 99.8% of the common and 66.2% of the preferred stock prior to the offer date.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 52
PROJECT BLUE

PRECEDENT MINORITY SQUEEZE-OUTS
INCREASE IN FINAL OFFER FROM INITIAL OFFER IN ALL COMPLETED SQUEEZE-OUTS SINCE JANUARY 1, 1997

       INCREASE IN OFFER                           MINORITY SQUEEZE-OUTS(1)
-----------------------------------      --------------------------------------------
                                                            PERCENT          PERCENT
         LOW to HIGH                     NUMBER             AT LEVEL       CUMULATIVE
         -----------                     ------             --------       ----------
     No Increase from Initial Offer        11                 42.3%           42.3%
             0% to  5%                      1                  3.8            46.2
             5% to  10%                     8                 30.8            76.9
            10% to  15%                     3                 11.5            88.5
            15% to  20%                     1                  3.8            92.3
            20% to  25%                     0                  0.0            92.3
            25% to  30%                     0                  0.0            92.3
          Greater than 30%                  2                  7.7           100.0
                                           --                 ----           -----
Total                                      26

(1) Represents all minority squeeze-outs announced and completed between January 1, 1997 and December 10, 1998.

Note: Mean and median increase for all minority squeeze-outs during this period was 7.0% and 5.3%, respectively.


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

E.

DISCOUNTED CASH FLOW ANALYSIS


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 54
PROJECT BLUE

DISCOUNTED CASH FLOW
($MM, EXCEPT PER SHARE AMOUNTS)

     PROJECTIONS(1)                           CY99           CY00           CY01           CY02          CY03            CY04
                                            ------         ------         ------         ------         ------          ------
Net Income                                  $ 53.7         $ 65.2         $ 79.4         $ 91.9         $106.9          $123.1
Less:  Increases in Working Capital           24.1           36.6           44.3           46.8           55.9
Less:  Capital Expenditures                   17.3           19.8           22.8           26.2           30.2
Plus:  A/T Interest Exp./(Inc.)               -4.4           -4.5           -4.5           -4.5           -4.5
Plus:  Depreciation                           16.8           19.3           22.2           26.6           31.6
Plus:  Amortization                            3.3            3.3            3.3            3.3            3.3
Unlevered Free Cash Flow                    $ 27.9         $ 26.8         $ 33.1         $ 44.1         $ 51.1
-------------------------------------------------------------------------------------------------------------------------------
Net Income CAGR from 1998                     28.4%          24.9%          23.8%          21.7%          20.6%           19.7%

Discount Rate:                                                     12.0%                               15.0%
                                                    ----------------------------------    -----------------------------------
Terminal Exit Multiple (Forward P/E):                    12 x        14 x         16 x         12 x        14 x          16 x
                                                    ---------   ---------    ---------    ---------   ---------     ---------
Implied Terminal Perpetual Growth:                        8.0%        8.6%         9.0%        11.0%       11.6%         12.0%

Present Value of Interim
Cash Flows (CY99-CY02)                              $   126.9   $   126.9    $   126.9    $   117.0   $   117.0     $   117.0

Present Value of Terminal Value                         838.4       978.1      1,117.9        734.6       857.0         979.5
                                                    ---------   ---------    ---------    ---------   ---------     ---------
Present Aggregate Value of Blue Company             $   965.3   $ 1,105.1    $ 1,244.8    $   851.6   $   974.0     $ 1,096.4
Less:  Net Debt(2)                                     -$90.0      -$90.0       -$90.0       -$90.0      -$90.0        -$90.0
                                                    ---------   ---------    ---------    ---------   ---------     ---------
Present Equity Value of Blue Company                $ 1,055.3   $ 1,195.0    $ 1,334.8    $   941.5   $ 1,064.0     $ 1,186.4
                                                    ---------   ---------    ---------    ---------   ---------     ---------

Present FD Equity Value per Blue Company Share(3)   $   21.48   $   24.27    $   27.06    $   19.21   $   21.66     $   24.10
                                                    =========   =========    =========    =========   =========     =========

IMPLIED MULTIPLES OF BLUE COMPANY:

LTM Revenues              $   180.7       5.34 x         6.11 x         6.89 x         4.71 x         5.39 x         6.07 x
LTM EBITDA                     75.6       12.8 x         14.6 x         16.5 x         11.3 x         12.9 x         14.5 x
LTM EBIT                       59.6       16.2 x         18.5 x         20.9 x         14.3 x         16.3 x         18.4 x

LTM EPS                   $     0.81      26.4 x         29.9 x         33.3 x         23.6 x         26.6 x         29.7 x
CY99 EPS - Street               1.05      20.5 x         23.1 x         25.8 x         18.3 x         20.6 x         23.0 x
CY99 EPS - Mgmt                 1.10      19.6 x         22.1 x         24.7 x         17.5 x         19.8 x         22.0 x

(1) All projections based on Blue Company management estimates through FY01 and have been projected forward through FY04 based on Blue Company management guidance.

(2)  Based on Blue Company net debt as of September 30, 1998.

(3) Based on 16.3MM Class A and 32.4MM Class B Blue Company shares outstanding, 1.4MM Blue Company options outstanding and options proceeds of $20.77MM.


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

F.

FUTURE TRADING VALUE ANALYSIS


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 56
PROJECT BLUE

FUTURE TRADING VALUE ANALYSIS

                                   CY2000E EPS Estimates          CY2001E EPS Estimates
                                   Street(1)     Mgmt(2)        Street(1)         Mgmt(2)
                                   ---------     -------        ---------         -------
EPS Estimate ($)                    $1.24         $1.33          $1.47             $1.62

EPS Growth Since Prior Year         12.9%         21.5%          19.0%             21.6%
EPS CAGR Since CY1998                6.3%         10.2%          10.3%             13.9%

                                   Implied Present Value per Blue Company Share Based on
                           Various Forward P/E Multiples and Discount Rates Using EPS estimates of(3)
Forward          Discount  --------------------------------------------------------------------------
P/E Multiple       Rate          Street(1)       Mgmt(2)         Street(1)       Mgmt(2)
------------       ----          ---------       -------         ---------       -------

                   0.0%           $14.85         $15.98          $17.67          $19.43
12.0 x            12.0%            13.26          14.27           14.09           15.49
                  15.0%            12.91          13.89           13.36           14.70

                   0.0%           $17.33         $18.64          $20.62          $22.67
14.0 x            12.0%            15.47          16.64           16.44           18.08
                  15.0%            15.07          16.21           15.59           17.14

                   0.0%           $19.80         $21.30          $23.56          $25.91
16.0 x            12.0%            17.68          19.02           18.79           20.66
                  15.0%            17.22          18.52           17.82           19.59

                   0.0%           $22.28         $23.97          $26.51          $29.15
18.0 x            12.0%            19.89          21.40           21.13           23.24
                  15.0%            19.37          20.84           20.04           22.04

(1) Blue Company estimates based upon First Call projections for FY99 of $1.04 grown by the First Call consensus long-term EPS growth rate of 19.0%.

(2)  Blue Company estimates based upon Blue Company management projections.

(3) Discounted back 1 and 2 years for CY2000E and CY2001E, respectively, to reflect present trading value as of November 3, 1998


Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL
PROJECT BLUE

APPENDIX A.

PRECEDENT MINORITY SQUEEZE-OUT TRANSACTIONS


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 58
PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

                                     PERCENT
 ANNOUN-                            OF SHARES              PER SHARE     TRANS.     PREMIUM OVER STOCK PRICE
 CEMENT TARGET/                     OWNED PRE-   PERCENT    OFFER/       VALUE       PRIOR TO ANNOUNCEMENT               INDEPENDENT
  DATE  ACQUIROR                   TRANSACTION   SOUGHT    CONSIDER.     (MM)     1 DAY     1 WEEK    1 MONTH    STATUS   COMMITTEE
------- ----------------------     -----------   ------    ---------    ------    -----     ------    -------    ------   ---------

12/03/98 Banner Aerospace Inc./       85.0%      15.0%      $ 9.75      $ 31.4    11.4%     25.8%      24.8%    Pending       Yes
        Fairchild Corp.



9/29/98 Newmont Gold Co./            93.75%      6.25%      $25.37      $264.8    (5.2)%    20.8%      62.4%    Completed     Yes
        Newmont Mining Corp.



9/23/98 J&L Specialty Steel Inc./     53.5%      46.5%      $ 6.38      $115.0    89.1%    101.7%      26.9%    Pending       Yes
        Usinor SA



 9/8/98 PEC Israel Economic             81%        19%      $25.50      $ 87.3   11.78%      8.8%       5.2%    Pending       Yes
        Group/
        Investor Group


8/24/98 Tele-Commun Intl/               83%        17%      $20.77      $379.1    (1.1)%   (4.51)%    (9.99)%   Completed     No
        Liberty Media


 7/7/98 Life Technologies Inc./         52%        48%      $39.125     $479.2    19.5%     18.9%      13.3%    Pending       Yes
        Dexter Corp.




ANNOUNCEMENT    TARGET/
  DATE          ACQUIROR              DESCRIPTION
------------    --------              ----------------------------------------------------

12/03/98 Banner Aerospace Inc./       Fairchild planned to acquire the remaining 15%
        Fairchild Corp.               interest, or 3,222,469 common shares it did not
                                      already own in Banner Aerospace Inc for $9.75
                                      or a total value of $31.419 mil.

9/29/98 Newmont Gold Co./             Newmont Mining Corp. (NMC) acquired the
        Newmont Mining Corp.          remaining 6.25% stake, or 10.434 mil shares of
                                      Newmont Gold Co. (NGC) it did not already own
                                      in a stock swap transaction valued at $264.8 mil.
                                      NMC offered 1.025 common shares per 1 NGC
                                      share. Based on NMC's closing price of $24.75
                                      on September 28, the last full trading day prior to
                                      announcement, each NGC share was valued at
                                      $25.37.

9/23/98 J&L Specialty Steel Inc./     Usinor SA plans to acquire the remaining
        Usinor SA                     46.521% stake or 18.033 mil common shares
                                      which it did not already own, in J&L Specialty
                                      Steel Inc. for $6.38 per share.

 9/8/98 PEC Israel Economic           IDB Development Corp., the owner of
        Group/                        approximately 81.3% of the outstanding shares
        Investor Group                of stock of PEC, proposed to acquire the
                                      remaining 18.7% of PEC for $25.50 per share.

8/24/98 Tele-Commun Intl/             Tele-Communications, Inc. ("TCI"), announced
        Liberty Media                 that its programming arm, Liberty Media Group,
                                      was acquiring the remaining 17% of its interest
                                      in Tele-Communications International, Inc.
                                      (Nasdaq: TINTA). Each outstanding share of
                                      TINTA common stock will be converted into .58
                                      of a share of TCI Series A Liberty Media Group
                                      Common Stock. The merger agreement provides
                                      that if the .58 exchange ratio would yield a value
                                      of less than $22 per TINTA share, then TCI
                                      would be required to either increase the
                                      exchange ratio to an amount that would yield a
                                      value of $22 per share or terminate the merger
                                      agreement.

 7/7/98 Life Technologies Inc./       Dexter proposed to acquire the 11.3 million
        Dexter Corp.                  shares of Life Technologies, or a 48% interest,
                                      which it did not already own, for $39.125 per
                                      share in cash, or a total value of $479.2 million.



Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 59
PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

                                   PERCENT OF SHARES              PER SHARE   TRANS.   PREMIUM OVER STOCK PRICE
ANNOUNCEMENT      TARGET/               OWNED          PERCENT     OFFER/     VALUE      PRIOR TO ANNOUNCEMENT
  DATE            ACQUIROR         PRE-TRANSACTION     SOUGHT     CONSIDER.   (MM)     1 DAY   1 WEEK    1 MONTH   STATUS
----------- ----------------       ---------------     ------     ---------  ------    -----   ------    -------   ------

4/30/98     Mycogen Corp./              68.6%          31.4%       $28.00    $355.2    41.8%     40%      52.4%    Completed
            Dow Agrosciences






3/16/98     BET Holdings Inc./          57.9%          42.1%       $63.00    $462.3    53.7%     58.5%    58.2%    Completed
            Investor Group







 3/5/98     XLConnect Solutions         80%            20%         $20.00    $ 88.0   (11.1)%    15.1%    22.1%    Completed
            Inc /
            Xerox Corp.






 3/2/98     Coleman Co./                82.0%          18.0%       $30.14    $333.0    44.4%     58.6%   121.2%    Pending
            Sunbeam Corp.











ANNOUNCEMENT      TARGET/         INDEPENDENT
  DATE            ACQUIROR        COMMITTEE                       DESCRIPTION
----------  -----------------     ------------    -------------------------------------------------

4/30/98     Mycogen Corp./        Yes             Dow AgroSciences, a unit of Dow Chemical,
            Dow Agrosciences                      acquired the remaining 31.4% interest, or 11.343
                                                  mil common shares, which it did not already
                                                  own, in Mycogen Corp for $28 in cash per share.
                                                  The offer was amended from an earlier offer of
                                                  $20.50.The premiums are calculated as per the
                                                    cosing price of 4/29/98.

3/16/98     BET Holdings Inc./    Yes             A management-led investor group, including
            Investor Group                        Chief Executive Robert L. Johnson and Liberty
                                                  Media, a unit of Tele-Communications, acquired
                                                  the remaining 42% stake on a fully-diluted basis,
                                                  that it did not already own, in BET Holdings, for
                                                  an amended $63 in cash per share, or a total
                                                  value of $462.285 mil. Originally, the investor
                                                  group offered $48 in cash per share.

 3/5/98     XLConnect Solutions   No              Xerox Corp acquired the remaining 20% stake,
            Inc /                                 which it did not already own, in XLConnect
            Xerox Corp.                           Solutions Inc for $20 in cash value  per share, or
                                                  a total value of $87.988 mil.   Xeros was to
                                                  aquire an 80% interest in XLConnect Solutions
                                                  indirectly through its acquisition of Intelligent
                                                  Electronics.  Both transactions were subject to
                                                  regulatory approval.

 3/2/98     Coleman Co./          No              Sunbeam (SC) definitively agreed to acquire the
            Sunbeam Corp.                         remaining 18% interest, or 9.5 mil common
                                                  shares, in Coleman Co (CC) in a stock swap
                                                  transaction valued at $333.023 mil. SC offered
                                                  $6.44 in cash and .5677 common shares per CC
                                                  share.  Based on SC's closing stock price of
                                                  $41.75 on February 27, the last full trading day
                                                  prior to the announcement, each CC share was
                                                  valued at $30.14.  The transaction was subject
                                                  to  regulatory approval under the Hart-Scott-
                                                  Rodino Antitrust Act.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 60
PROJECT BLUE

Selected Squeeze-Outs of Minority Interests

                                       PERCENT OF SHARES              PER SHARE    TRANS.     PREMIUM OVER STOCK PRICE
ANNOUNCEMENT     TARGET/                    OWNED         PERCENT      OFFER/      VALUE        PRIOR TO ANNOUNCEMENT
    DATE         ACQUIROR              PRE-TRANSACTION    SOUGHT      CONSIDER.    (MM)     1 DAY    1 WEEK    1 MONTH      STATUS
------------  -----------------        ---------------    ------      ---------   ------    -----    ------    -------      ------
  1/20/98     NACT Telecomm. /             68.0%           32.0%       $17.50     $ 45.52   12.0%     12.5%      16.7%    Completed
              World Access Inc.




   1/8/98     Rayonier Timberlands         74.7%           25.3%       $13.00     $ 65.78   13.0%     25.3%       8.3%    Completed
              LP / Rayonier Inc.




  12/18/97    United States Cellular /     80.7%           19.3%       $33.00     $539.22    0.0%      0.0%       1.2%    Pending
              Telephone and Data
              Systems






  12/18/97    Aerial Communications /      82.5%           17.5%       $ 8.19     $107.56    0.0%      7.4%      (3.6)%   Pending
              Telephone and Data
              Systems









ANNOUNCEMENT     TARGET/                 INDEPENDENT
    DATE         ACQUIROR                COMMITTEE                          DESCRIPTION
------------  -----------------          ------------    --------------------------------------------------------
  1/20/98     NACT Telecomm. /             Yes            World Access Inc agreed to acquire the
              World Access Inc.                           remaining 32% stake in NACT
                                                          Telecommunications, a 63%-owned unit of GST
                                                          Telecomm., for $17.50 in World Access'
                                                          common stock per share, or a total value of
                                                          approximately $45.521 mil.  Previously, World
                                                          Access agreed to raise its stake to 68% from 5%
                                                          in NACT for $17.50 per share, or a total of
                                                          $89.49 mil.  In September 1997, GST
                                                          announced that it was seeking a buyer for its
                                                          63% interest, or 5.1mil common shares, in
                                                          NACT. Under the original agreement, World
                                                          Access was to acquire only approximately 4.1mil
                                                          common shares.

   1/8/98     Rayonier Timberlands         No             Rayonier Inc agreed to acquire the remaining
              LP / Rayonier Inc.                          25.3% interest, or 5.06 mil Class A Depositary
                                                          Units, which it did not already own, in Rayonier
                                                          Timberlands LP for $13 in cash per share, or a
                                                          total value of $65.78 mil.

  12/18/97    United States Cellular /     Yes            Telephone and Data Systems agreed to acquire
              Telephone and Data                          the remaining 19.3% stake, or 16.3 mil. common
              Systems                                     shares, it did not already own, in United States
                                                          Cellular for $539.22 mill.  The consideration was
                                                          to consist of 1 tracking share for each share
                                                          held.  The total value was based on United
                                                          States Cellular's closing stock price of $33 on
                                                          December 17.

  12/18/97    Aerial Communications /      Yes            Telephone and Data Systems agreed to acquire
              Telephone and Data                          the remaining 17.5% stake, or 12.5 mil. common
              Systems                                     shares, it did not already own, in Aerial
                                                          Communications for $107.56 mill.  The
                                                          consideration was to consist of 1 tracking share
                                                          for each Aerial share held. The original bid at
                                                          $8.19 per share was rejected by Aerial, and
                                                          negotiations are continuing.




Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 61
PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

                                      PERCENT OF SHARES             PER SHARE   TRANS.    PREMIUM OVER STOCK PRICE
ANNOUNCEMENT        TARGET/                OWNED          PERCENT    OFFER/     VALUE       PRIOR TO ANNOUNCEMENT
    DATE            ACQUIROR          PRE-TRANSACTION      SOUGHT   CONSIDER.   (MM)      1 DAY   1 WEEK   1 MONTH    STATUS
------------  ------------------      -----------------   -------   ---------  ------    ------   ------   -------   ---------
  9/18/97     Guaranty National            77.3%           22.7%     $36.00    $ 117.2    10.8%    23.9%    27.7%    Completed
              Corp./
              Orion Capital Corp.










  8/29/97     Rexel Inc./                  50.6%           49.4%     $19.5     $ 250.8     3.3%     9.5%     5.4%    Withdrawn
              Rexel SA (Pinault-
              Printemps Redoute)




   7/9/97     Seaman Furniture Co./        80.0%           20.0%     $25.05    $  45.6    22%      25%      22%      Completed
              Investor Group










  6/26/97     Rhone-Poulenc Rorer          65.7%           34.3%     $97       $4464.1    22.1%    22.8%    29.3%    Completed
              Inc./
              Rhone-Poulenc Rorer
              SA (France)









ANNOUNCEMENT        TARGET/        INDEPENDENT
    DATE            ACQUIROR       COMMITTEE                         DESCRIPTION
------------  ------------------   -----------       --------------------------------------------------
  9/18/97     Guaranty National       Yes            Orion Capital (OC) acquired the remaining
              Corp./                                 22.7% interest, or 3.57 mil common shares,
              Orion Capital Corp.                    which it did not already own, in Guaranty
                                                     National (GN) for an amended $36 in cash per
                                                     share, or a total value of $117.219 mil.  Earlier,
                                                     OC completed its tender offer for the remaining
                                                     22.7% stake in GN, by accepting 2,884,526
                                                     shares, or 18.36% of GN's stock outstanding.
                                                     Originally, OC offered $27.2 in cash and $6.8 in
                                                     OC common stock per GN share.  The
                                                     transaction had been subject  to regulatory
                                                     approval

  8/29/97     Rexel Inc./             Yes            Rexel, a majority-owned unit of Pinault-
              Rexel SA (Pinault-                     Printemps Redoute, agreed to acquire the
              Printemps Redoute)                     remaining 49.4% interest, or 12,862,619
                                                     common shares, which it did not already own, in
                                                     Rexel Inc. for $19.5 in cash per share, or a total
                                                     value of $250.8 million.

   7/9/97     Seaman Furniture Co./   No             A management-led investor group, including MD
              Investor Group                         Sass Associated, T Rowe Price Recovery Fund,
                                                     and Carl Marks Management, acquired the
                                                     remaining 20% stake, or .907 mil common
                                                     shares, which it did not already own, in Seaman
                                                     Furniture for an amended total value of $45.61
                                                     mil in a  leveraged buyout transaction.
                                                     Consideration consisted of an amended $25.05
                                                     per share, plus the assumption of $14 mil in
                                                     liabilities.  Originally, the investor group offered
                                                     $24 per share

  6/26/97     Rhone-Poulenc Rorer     Yes            French state-owned Rhone-Poulenc (RP)
              Inc./                                  completed its tender offer for the remaining
              Rhone-Poulenc Rorer                    34.96% interest, or 43.48 million common
              SA (France)                            shares, which it did not already own, in Rhone-
                                                     Poulenc Rorer for an amended $97 per share, or
                                                     a total value of $4.464 bil, by accepting 46.27 mil
                                                     shares, or 32% of the stock outstanding.
                                                     Originally, RP offered $92 per share. The offer
                                                     was conditioned upon 90% of the shares
                                                     outstanding being tendered.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 62
PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

                                      PERCENT OF SHARES              PER SHARE    TRANS.  PREMIUM OVER STOCK PRICE
ANNOUNCEMENT     TARGET/                   OWNED          PERCENT      OFFER/     VALUE    PRIOR TO ANNOUNCEMENT
   DATE          ACQUIROR             PRE-TRANSACTION     SOUGHT     CONSIDER.    (MM)    1 DAY    1 WEEK   1 MONTH      STATUS
------------  --------------------    ---------------     ------     ---------  ------    -----    ------   -------      ------

  6/20/97     Wheelabrator                67.0%           33.0%       $16.50    $869.7    26.9%    28.2%    30.7%       Completed
              Technologies Inc./
              Waste Management
              Inc.



  6/13/97     Bally's Grand Inc./         93.1%            6.9%       $52.75    $ 42.6    28%      30%      31%         Completed
              Hilton Hotels Corp.










  6/2/97      Acordia Inc./               66.8%           33.2%       $40.00    $193.2    13%      11%      26%         Completed
              Anthem Inc.








  5/22/97     Chaparral Steel Co./        85%             15%         $15.5     $ 72.82   20.4%    25.2%    29.2%       Completed
              Texas Industries Inc.






ANNOUNCEMENT     TARGET/               INDEPENDENT
   DATE          ACQUIROR               COMMITTEE                    DESCRIPTION
------------  -------------------      -----------   --------------------------------------------------

  6/20/97     Wheelabrator                 No        Waste Management (WM) definitively agreed to
              Technologies Inc./                     acquire the remaining 33% stake, which it did
              Waste Management                       not already own, in Wheelabrator Technologies
              Inc.                                   for an amended $16.5 in cash per share, or a
                                                     total value of $869.728 mil.  Originally, WM
                                                     offered $15 in cash per share.

  6/13/97     Bally's Grand Inc./          No        Hilton Hotels (HH) agreed to acquire the
              Hilton Hotels Corp.                    remaining 6.86% stake, or .41 million common
                                                     shares and warrants exercisable into .49 million
                                                     common shares, in Bally's Grand (BG) for
                                                     $52.75 in cash per share and $42.75 in cash per
                                                     warrant, or a total value of $42.575 million.
                                                     Concurrently, GB agreed to repurchase about
                                                     8.14% of the company's common stock
                                                     outstanding in privately negotiated transactions.
                                                     Upon completion of both transactions, HH was to
                                                     own 100% of BG.

  6/2/97      Acordia Inc./                Yes       Anthem acquired the remaining 33.2%, or 4.32
              Anthem Inc.                            common shares, that it did not already own, in
                                                     Acordia, for $40 in cash per share, or a total
                                                     value of $193.155 mil.  Earlier, Anthem
                                                     completed its tender offer for the remaining
                                                     33.2% stake by accepting 4.045 mil shares.  The
                                                     offer had been conditioned upon a majority of
                                                     the shares, not owned by Anthem, being
                                                     tendered.

  5/22/97     Chaparral Steel Co./         Yes       Texas Industries made an unsolicited offer to
              Texas Industries Inc.                  acquire the remaining 15% stake, or 4.26 million
                                                     common shares, in Chaparral Steel that it did not
                                                     already own for an amended $15.50 in cash per
                                                     share, or a total value of $66.03 million.
                                                     Originally, TI offered $14.25 in cash per share.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 63
PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

                                     PERCENT OF SHARES             PER SHARE   TRANS.      PREMIUM OVER STOCK PRICE
ANNOUNCEMENT      TARGET/                 OWNED          PERCENT    OFFER/     VALUE         PRIOR TO ANNOUNCEMENT
    DATE          ACQUIROR           PRE-TRANSACTION     SOUGHT     CONSIDER.  (MM)        1 DAY   1 WEEK   1 MONTH     STATUS
------------  --------------------   -----------------   --------  ----------  ------     -------  ------   -------    ---------

  5/14/97     Enron Global Power &          52%            48%      $35.00     $443.5      15.7%    17.6%    23.9%     Completed
              Pipelines/
              Enron Corp.








  3/3/97      American Financial            83%            17%      $37.00     $85.1         NA       NA       NA      Completed
              Enterprise Inc./
              American Financial
              Group Inc.







  2/25/97     Fina Inc./                    85.4%          14.6%    $60.00     $257.0      20%      19%      22%       Completed
              Petrofina SA





  2/20/97     NHP Inc./                     54.9%          45.1%    $19.72     $114.5      28%      25%      16%       Completed
              Apartment Investment
              and Management Co.




ANNOUNCEMENT      TARGET/               INDEPENDENT
    DATE          ACQUIROR              COMMITTEE                       DESCRIPTION
------------  --------------------      -----------  ----------------------------------------------------

  5/14/97     Enron Global Power &        Yes        Enron acquired the remaining 48.04% interest,
              Pipelines/                             which it did not already own, in Enron Global
              Enron Corp.                            Power & Pipelines (EPP) in a stock swap
                                                     transaction valued at $428.017 mil.  Enron
                                                     offered an amended .9189 common shares per
                                                     EPP share.  The shares were valued based on
                                                     Enron's closing stock price of $36.8125 on
                                                     December 17, the last full trading day prior to the
                                                     announcement of terms.  Originally, Enron
                                                     offered $32 in common stock per EPP share.

  3/3/97      American Financial          Yes        American Financial Group (AG) made an offer to
              Enterprise Inc./                       acquire the remaining 17% stake, or 2.3 mil
              American Financial                     common shares, which it did not already own in
              Group Inc.                             American Financial Enterprises (AE) for $85.1
                                                     mil.  AG offered a choice of either $37 in cash or
                                                     1 common share per AG share.  The value was
                                                     based on the cash consideration, the higher of
                                                     the 2 choices offered  AG's closing stock price
                                                     on April 22, the last full trading day prior to the
                                                     announcement of the terms, was $34.125.

  2/25/97     Fina Inc./                  Yes        Petrofina offered to acquire the remaining 14.6%
              Petrofina SA                           stake, which it did not already own, in Fina, a
                                                     majority-owned unit of Petrofina's Petrofina
                                                     Delaware subsidiary, for $60 per Class A share,
                                                     or a total value of $257 mil, including all
                                                     outstanding options.

  2/20/97     NHP Inc./                   No         Apartment Investment & Management (AIM)
              Apartment Investment                   made an offer to acquire the remaining 6.1
              and Management Co.                     million shares, including outstanding options.
                                                     Each NHP share will be entitled to .7476 AIM
                                                     share.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 64


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

---------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES          PER SHARE    TRANS.  PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT       TARGET/               OWNED       PERCENT    OFFER/     VALUE     PRIOR TO ANNOUNCEMENT
          DATE           ACQUIROR          PRE-TRANSACTION   SOUGHT   CONSIDER.   (MM)     1 DAY   1 WEEK   1 MONTH
---------------------------------------------------------------------------------------------------------------------
         2/18/97    Contour Medical Inc./        65.3%       34.7%    $8.50     $55.2      21%      48%      58%
                    Sun Healthcare Group

         1/28/97    Calgene Inc./                56.3%       43.7%    $8.00     $242.6     62%      60%      60%
                    Monsanto Co.

         1/21/97    Mafco Consolidated           85%         15%      $33.50    $116.8     24%      24%      28%
                    Group/Mafco Holdings Inc.

         1/13/97    Zurich Reinsurance           66%         34%      $36.00    $319.0     17%      19%      12%
                    Centre Holdings/
                    Zurich Versicherungs
                    GmbH

        12/17/96    Allmerica Property &         59.3%       40.7%    $32.95    $816.9     16%      13%      14%
                    Casualty/Allmerica
                    Financial Corp.



------------------------------------------------------------------------------------------------------------
       ANNOUNCEMENT       TARGET/                       INDEPENDENT
          DATE           ACQUIROR              STATUS   COMMITTEE                DESCRIPTION
------------------------------------------------------------------------------------------------------------
         2/18/97    Contour Medical Inc./    Completed     No       Sun Healthcare Group (SH) definitively
                    Sun Healthcare Group                            agreed to acquire the remaining 34.7%,
                                                                    or 4.14 mil shares, in Contour Medical,
                                                                    a 65.3%-owned unit of Retirement Care
                                                                    Associates (RC), for $8.50 in cash or SH
                                                                    common stock per share, or a total value
                                                                    of 55.2 mil, including the assumption of
                                                                    20 mil in liabilities. The choice
                                                                    between cash and common stock in the
                                                                    consideration offered was to be decided
                                                                    by SH. The transaction was subject to
                                                                    regulatory approval. Concurrently, SH
                                                                    definitively agreed to acquire RC for
                                                                    approximately $317.39 mil.

         1/28/97    Calgene Inc./            Completed     Yes      Monsanto acquired the remaining 43.67%
                    Monsanto Co.                                    stake, which it did not already own, in
                                                                    Calgene for a total value of $242.58
                                                                    mil. Earlier, Monsanto completed its
                                                                    unsolicited tender offer to acquire the
                                                                    45.5% stake in Calgene for a sweetened
                                                                    $8 in cash per share, by accepting 26.8
                                                                    mil shares. Originally, Monsanto offered
                                                                    $7.25 per share.

         1/21/97    Mafco Consolidated       Completed     No       Mafco Holdings (MH) agreed to acquire
                    Group/Mafco Holdings                            the remaining shares for $33.5 in cash
                    Inc.                                            per share (amended from $38.5 per
                                                                    share.)

         1/13/97    Zurich Reinsurance       Completed     Yes      Zurich Versicherungs acquire the
                    Centre Holdings/                                remaining 8.9 million shares from its
                    Zurich Versicherungs                            subsidiary.
                    GmbH

        12/17/96    Allmerica Property &     Completed     Yes      Allmerica Financial (AF) agreed to
                    Casualty/Allmerica                              acquire the remaining 40.7% interest, or
                    Financial Corp.                                 24.2 mil. Shares, that it did not
                                                                    already own, in Allmerica Property &
                                                                    Casualty (APC) for approximately
                                                                    $816.867 mil. AF offered a choice of
                                                                    either $17.60 in cash and .4 common
                                                                    shares, or $33 in cash or .5714 APC
                                                                    shares, previously subject to a collar
                                                                    agreement. The shares were valued based
                                                                    on AF's average closing stock price of
                                                                    $40.125 for the 10 trading days prior to
                                                                    the announcement of exact terms.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 65


PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-------------------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES          PER SHARE   TRANS.   PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT        TARGET/              OWNED       PERCENT   OFFER/     VALUE      PRIOR TO ANNOUNCEMENT
         DATE             ACQUIROR         PRE-TRANSACTION   SOUGHT   CONSIDER.   (MM)    1 DAY    1 WEEK   1 MONTH    STATUS
-------------------------------------------------------------------------------------------------------------------------------
        11/27/96    Central Tractor Farm &       61.3%       38.7%    $14.25     $ 56.7     18%      18%      19%    Completed
                    Country Inc./JW
                    Child Equity Partners

        10/10/96    WCI Steel Inc./Renco         84.5%       15.5%    $10.0      $ 56.5   17.6%    29.0%    77.8%    Completed
                    Group Inc.

          9/9/96    Crocker Realty Trust         73.6%       26.4%    $11.8      $ 76.1     19%      20%      22%    Completed
                    Inc./Highwoods
                    Properties Inc.

         8/26/96    Bankers Life Holding         88.5%       11.5%    $25.00     $120.8     15%      10%      12%    Completed
                    Corp./Conseco Inc.

         8/26/96    North Carolina Railroad/       75%         25%    $66.00     $ 70.7     NA        NA       NA    Completed
                    North Carolina


-----------------------------------------------------------------------------------------------------

       ANNOUNCEMENT        TARGET/         INDEPENDENT
         DATE             ACQUIROR          COMMITTEE                       DESCRIPTION
-----------------------------------------------------------------------------------------------------
        11/27/96    Central Tractor Farm &      No           JW Childs Equity Partners (JWC) acquired
                    Country Inc./JW                          the remaining 34.6% stake, which it did
                    Child Equity Partners                    not own, in Central Tractor Farm &
                                                             Country (CTF) for $14.25 in cash per
                                                             share, or a total of $56.702 mil. The
                                                             transaction had been subject to
                                                             regulatory approval. Earlier, JWC raised
                                                             its stake to 65.4% from 9.9% in CTF by
                                                             acquiring 5,783,515 common shares from
                                                             Butler Capital (BC) and its affiliates.
                                                             Previously, JWC acquired a 9.9% stake in
                                                             CTF by acquiring 1,048,214 common shares
                                                             from BC and its affiliates.

        10/10/96    WCI Steel Inc./Renco        No           RG, a manufacturer of steel products,
                    Group Inc.                               furniture, handbags, and wire products,
                                                             launched a tender offer to acquire the
                                                             remaining 5.65 million shares in WCI, a
                                                             manufacturer of specialized steel
                                                             products. The offer was conditional upon
                                                             the majority of WCI shares being
                                                             tendered.

          9/9/96     Crocker Realty Trust       No           Earlier, HW acquired a 77% interest, or
                     Inc./Highwoods                          20.79 million shares, in CRK, including
                     Properties Inc.                         the 47.6% stake held by Apollo Real
                                                             Estate Advisors and the 32.6% stake held
                                                             by AEW Partners, for $11.02 in cash per
                                                             share and the assumption of $240 million
                                                             in liabilities.

         8/26/96    Bankers Life Holding        No           Conseco (CON) agreed to acquire the
                    Corp./Conseco Inc.                       remaining 9.5% stake, or 4.7 million
                                                             shares, which it did not already own, in
                                                             Bankers Life Holding (BL) for $25 in CON
                                                             common stock per share, or a total value
                                                             of $117.15 million.

         8/26/96    North Carolina Railroad/                 North Carolina government signed a
                    North Carolina                           letter of intent to acquire the
                                                             remaining 25% stake, which it did not
                                                             already own, in North Carolina Railroad
                                                             from approximately 800 private
                                                             shareholders for $66 per share, or a
                                                             total value of $70.677 mil. The
                                                             transaction is subject to government and
                                                             other regulatory approval.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 66


PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

--------------------------------------------------------------------------------------------------------------------
                                       PERCENT OF SHARES              PER SHARE  TRANS.  PREMIUM OVER STOCK PRICE
        ANNOUNCEMENT    TARGET/              OWNED           PERCENT    OFFER/    VALUE    PRIOR TO ANNOUNCEMENT
          DATE          ACQUIROR        PRE-TRANSACTION      SOUGHT    CONSIDER.  (MM)    1 DAY   1 WEEK  1 MONTH
--------------------------------------------------------------------------------------------------------------------
          8/8/96    Roto-Rooter Inc./         54.9%           45.1%    $41.00    $ 93.6     12%      12%     11%
                    Chemed Corp.

          7/3/96    Golden Poultry Co./       75%             25%      $14.25    $ 52.1     52%      50%     39%
                    Gold Kist Inc.

          5/27/96   SyStemix Inc./            67.8%           32.2%    $19.50    $107.6      5%      70%     59%
                    Novartis AG

          3/29/96   Great American            84.4%           15.6%    $50.00    $ 63.3      3%       4%      4%
                    Management &
                    Investment Inc./
                    Equity Holdings Ltd.

          11/06/95  NPC International Inc./   62.0%           38.0%    $9.00     $ 82.1   44.0%    38.5%   33.3%
                    Investor Group

          11/02/95  Immunex                   54.2%           45.8%    $14.50    $263.0   20.8%     7.4%    6.4%
                    Corp.(American
                    Cyanamid Co.)/
                    American Home
                    Products Corp.


--------------------------------------------------------------------------------------------------------

        ANNOUNCEMENT    TARGET/                  INDEPENDENT
          DATE          ACQUIROR       STATUS     COMMITTEE              DESCRIPTION
--------------------------------------------------------------------------------------------------------
          8/8/96    Roto-Rooter Inc./  Completed    Yes         Chemed launched a tender offer to
                    Chemed Corp.                                acquire the remaining 45.06% stake, or
                                                                2.45 million common shares, that it did
                                                                not already own, in Roto- Rooter for $41
                                                                in cash per share, or a total value of
                                                                $93.58 million.

          7/3/96    Golden Poultry     Completed                Gold Kist (GK) agreed to acquire the
                    Co./Gold Kist Inc.                          remaining 25% stake, or 3,656,000 common
                                                                shares, that it did not already own in
                                                                Golden Poultry, for $14.25 per share, or
                                                                a total of $52.09 mil. The transaction
                                                                was subject to regulatory approval.

          5/27/96   SyStemix Inc./     Completed    No          Novartis completed its tender offer for
                    Novartis AG                                 the remaining 6,233,311 common shares,
                                                                or 26.8% of SyStemix shares outstanding,
                                                                that it did not already own, for an
                                                                amended $19.5 in cash per share, or a
                                                                total value of $107.56 mil. By accepting
                                                                6,233,311 common shares, or 26.3% of
                                                                SyStemix. Originally, NV offered $17 per
                                                                share, or a total value of $93.76 mil.

          3/29/96   Great American     Completed    No          Equity Holdings acquired the remaining
                    Management &                                12.1% stake in Great American
                    Investment Inc./                            Management. The offer was conditioned on
                    Equity Holdings                             at least 90% of the shares being
                    Ltd.                                        tendered.

          11/06/95  NPC International  Withdrawn    Yes         A management-led investor group,
                    Inc./Investor                               including CEO Gene Bicknell, offered to
                    Group                                       acquire the remaining 38% interest, or
                                                                9.1 million shares, which it did not
                                                                already own for $9.00 per share.

          11/02/95  Immunex            Withdrawn    No          American Home Products made a hostile
                    Corp.(American                              offer to acquire the remaining 18.1
                    Cyanamid Co.)/                              million common shares that it did not
                    American Home                               already own for $14.50 per share in
                    Products Corp.                              cash.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 67


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


------------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES            PER SHARE  TRANS.      PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT      TARGET/               OWNED         PERCENT    OFFER/    VALUE         PRIOR TO ANNOUNCEMENT
          DATE           ACQUIROR         PRE-TRANSACTION     SOUGHT   CONSIDER.  (MM)       1 DAY     1 WEEK   1 MONTH
------------------------------------------------------------------------------------------------------------------------
        09/26/95    SCOR US Corp./            74.8%           25.2%     $15.25  $59.9        37%       36%     39%
                    Societe Commerciale
                    de Reassurance
                    (SCOR)


        08/30/95    Syms Corp./               78.0%           22.0%     $8.75   $27.9        11.1%     9.4%    25.0%
                    Investor Group







        08/25/95    GEICO Corp./              51.0%           49.0%     $70.00  $2,322.8     25.6%     24.4%   24.7%
                    Berkshire Hathaway
                    Inc.





        07/14/95    REN Corp.-USA/            53.0%           47.0%     $20.00  $177.7       23.1%     24.0    31.7%
                    COBE Laboratories Inc.
                    (Gambro AB)




        05/22/95    Nationwide Cellular       26.5%           73.5%     $18.50  $101.3       6.0%      8.0%    19.0%
                    Service Inc./
                    MCI Communications
                    Corp.



        05/19/95    Bic Corp./                78.0%           22.0%     $36.50  $191.6       2.0%      1.0%    17.0%
                    BIC SA





-----------------------------------------------------------------------------------------------------------

       ANNOUNCEMENT      TARGET/                    INDEPENDENT
          DATE           ACQUIROR           STATUS   COMMITTEE                DESCRIPTION
-----------------------------------------------------------------------------------------------------------
        09/26/95    SCOR US Corp./        Completed    No          Societe Commerciale de Reassurance
                    Societe Commerciale                            (SCOR) offered to acquire the remaining
                    de Reassurance                                 20% stake it did not already own in SCOR
                    (SCOR)                                         US for $15.25 cash per share or a total
                                                                   value of $59.93 million in cash.

        08/30/95    Syms Corp./           Withdrawn    NA          An investor group led by Sy Syms,
                    Investor Group                                 chairman and CEO of Syms, offered to
                                                                   acquire the remaining 22%, or 3.194
                                                                   million common shares, of Syms it did
                                                                   not already own for $8.75 in cash per
                                                                   share, or a total value of $27.948
                                                                   million, through a leveraged buyout
                                                                   transaction.

        08/25/95    GEICO Corp./          Completed    No          Berkshire Hathaway agreed to acquire the
                    Berkshire Hathaway                             remaining 49% stake that it did not
                    Inc.                                           already own in GEICO for $70 per share,
                                                                   or a total value of $2.32 billion. The
                                                                   transaction was subject to regulatory
                                                                   approval, including that of the state
                                                                   insurance regulators.

        07/14/95    REN Corp.-USA/        Completed    Yes         COBE Laboratories, a unit of Gambro,
                    COBE Laboratories Inc.                         offered to acquire the remaining 8.88
                    (Gambro AB)                                    million common shares in its 53% owned
                                                                   REN-USA subsidiary for $20 in cash per
                                                                   share, or a total value of $177.7
                                                                   million.

        05/22/95    Nationwide Cellular   Withdrawn    No          MCI Communications definitively agreed
                    Service Inc./                                  to acquire the remaining 73.5% interest
                    MCI Communications                             that it did not already own in
                    Corp.                                          Nationwide Cellular Service for $18.50
                                                                   in cash per share, or a total value of
                                                                   $101.26 million.

        05/19/95    Bic Corp./            Completed    Yes         BIC plans to acquire the remaining 22%
                    BIC SA                                         stake it does not already own in BIC
                                                                   Corp. for $36.50 in cash per share, or a
                                                                   total value of $191.625 million. The
                                                                   transaction is subject to regulatory
                                                                   approval.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 68


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


-----------------------------------------------------------------------------------------------------------------------
                                            PERCENT OF SHARES          PER SHARE  TRANS.     PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT      TARGET/                 OWNED        PERCENT   OFFER/    VALUE        PRIOR TO ANNOUNCEMENT
         DATE           ACQUIROR            PRE-TRANSACTION   SOUGHT   CONSIDER.   MM)       1 DAY    1 WEEK  1 MONTH
-----------------------------------------------------------------------------------------------------------------------
        04/07/95    LIN Broadcasting          52.0%           48.0%     $127.50 $3,262.0     4.9%      4.7%    (0.6)%
                    Corp./
                    McCaw Cellular
                    Communications Inc.
                    (AT&T)

        04/05/95    Club Med Inc./            70.8%           29.2%     $26.25  $111.1       16.0%     14.8%   18.0%
                    Club Mediterranee SA

        03/29/95    Cencom of Alabama LP/     NA              NA        NA      $150.0       NM        NM      NM
                    Marcus Cable Co. LP

        03/27/95    Terra Nitrogen Co. LP/    60.0%           40.0%     $30.00  $229.1       9.1%      11.1%   8.6%
                    Terra Industries Inc.
                    (Minorco SA/Anglo
                    American Corp. of SA
                    Ltd.)

        02/27/95    Bankers Life Holding      60.6%           39.4%     $22.00  $458.5       18.9%     23.9%   4.8%
                    Corp./
                    Conseco Inc.

        02/07/95    Rust International Inc.   96.4%           3.6%      $14.00  $42.0        8.7%      19.2%   21.7%
                    (Chemical Waste
                    Management)/
                    WMX Technologies Inc.

-------------------------------------------------------------------------------------
       ANNOUNCEMENT            INDEPENDENT
         DATE        STATUS     COMMITTEE                 DESCRIPTION
-------------------------------------------------------------------------------------
        04/07/95    Completed    Yes         McCaw Cellular Communications, a unit of
                                             AT&T, agreed to exercise its option to
                                             acquire the remaining 48%, or 25.584
                                             million shares, of LIN Broadcasting it
                                             did not already own for $127.50 in cash
                                             per share held, or a total value of
                                             $3.262 billion. The transaction was part
                                             of the `private market value guarantee',
                                             that was contingent on McCaw acquiring a
                                             majority interest in LIN.

        04/05/95    Completed    No          Club Mediterranee announced plans to
                                             launch a tender offer to acquire the
                                             remaining 4.233 million shares, or 29.2%
                                             stake, which it did not already own in
                                             its Club Med unit for $26.25 cash per
                                             share, or a total value of $111.12
                                             million.

        03/29/95    Completed    No          Marcus Cable entered into negotiations
                                             to acquire the remaining interest it did
                                             not already own in Cencom of Alabama for
                                             $150 million in cash and stock.

        03/27/95    Withdrawn    Yes         Terra Industries, a unit of the Minorco
                                             subsidiary of Anglo American Corp. of
                                             South Africa, planned to acquire the
                                             remaining 40% stake that it did not
                                             already own in its Terra Nitrogen
                                             subsidiary for $30 per senior preference
                                             unit, or a total value of $229.091
                                             million.

        02/27/95    Withdrawn    Yes         Conseco Inc. planned to acquire the
                                             remaining 39.4% it did not already own
                                             in Bankers Life Holding Corp. for $22 in
                                             cash per share, or a total value of
                                             $458.5 million.

        02/07/95    Completed    Yes         WMX Technologies planned to acquire the
                                             remaining 3.61% stake it did not already
                                             own in Rust International, a
                                             majority-owned unit of its Chemical
                                             Waste Management subsidiary, by
                                             purchasing 3 million shares at $14 in
                                             cash per share, or a total value of $42
                                             million.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 69


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


------------------------------------------------------------------------------------------------------------------------
                                           PERCENT OF SHARES          PER SHARE TRANS.       PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT       TARGET/               OWNED         PERCENT  OFFER/   VALUE          PRIOR TO ANNOUNCEMENT
          DATE           ACQUIROR           PRE-TRANSACTION   SOUGHT  CONSIDER. (MM)        1 DAY    1 WEEK   1 MONTH
------------------------------------------------------------------------------------------------------------------------
        12/16/94    ID Vaccine Corp./         74.2%           25.8%     NA      NA           NM        NM      NM
                    ID Biomedical Corp.

        12/08/94    Destineer Corp./          80.0%           20.0%     NA      $63.0        NM       NM       NM
                    Mobile
                    Telecommunications
                    Technologies

        11/2/94     Pacific Telecom Inc./     87.0%           13.0%     $30.00  $159.0       15.5%     15.5%   13.7%
                    PacifiCorp

        10/31/94    HealthAmerica             80.0%           20.0%     NA      $50.0        NM        NM      NM
                    Pennsylvania/
                    Coventry Corp.

        10/5/94     WFXT-TV/                  51.0%           49.0%     NA      $80.0        NM        NM      NM
                    Fox Television
                    Stations Inc.

------------------------------------------------------------------------------------------------------------

       ANNOUNCEMENT       TARGET/                    INDEPENDENT
          DATE           ACQUIROR          STATUS     COMMITTEE                    DESCRIPTION
------------------------------------------------------------------------------------------------------------
        12/16/94    ID Vaccine Corp./      Completed    No          ID Biomedical signed a letter of intent
                    ID Biomedical Corp.                             to acquire the remaining 25.8% it did
                                                                    not already own in ID Vaccine in
                                                                    exchange for 472,925 warrants. The
                                                                    warrants are exchangeable into ID
                                                                    Biomedical common shares on a
                                                                    one-for-one basis.

        12/08/94    Destineer Corp./       Completed    No          Mobile Telecommunications Technologies
                    Mobile                                          agreed to acquire the remaining 20%
                    Telecommunications                              stake which it did not already own in
                    Technologies                                    Destineer from Corp. Microsoft, Integral
                                                                    Capital Partners, Kleiner Perkins
                                                                    Caufield & Byers, William Gates, and
                                                                    Paul Allen, in exchange for 4 million
                                                                    shares of MTT common stock valued at $63
                                                                    million.

        11/2/94     Pacific Telecom Inc./  Completed    Yes         PacifiCorp offered to acquire the
                    PacifiCorp                                      remaining 13% interest, 5.3 million
                                                                    common shares, that it did not already
                                                                    own in Pacific Telecom for $30 in cash
                                                                    per share. The transaction was subject
                                                                    to regulatory approval.

        10/31/94    HealthAmerica          Completed    No          Coventry acquired the remaining 20%
                    Pennsylvania/                                   interest in HealthAmerica Pennsylvania
                    Coventry Corp.                                  which it did not already own for $50
                                                                    million in cash. Coventry also agreed to
                                                                    dismiss its breach of contract
                                                                    litigation against HealthAmerica.

        10/5/94     WFXT-TV/               Completed    No          Fox Television Stations, a unit of News
                    Fox Television                                  Corp. Ltd., agreed to acquire the
                    Stations Inc.                                   remaining 49% interest it did not
                                                                    already own in WFXT-TV from the Boston
                                                                    Celtics for $80 million. Fox also agreed
                                                                    to exercise its option to raise its
                                                                    stake to 51% from 25% in WFXT-TV. Fox
                                                                    had previously been granted an option to
                                                                    acquire a 25% stake from its original
                                                                    sales agreement with the Celtics. The
                                                                    transaction was subject to regulatory
                                                                    approval.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 70


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


----------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES            PER SHARE  TRANS.   PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT       TARGET/              OWNED          PERCENT   OFFER/    VALUE      PRIOR TO ANNOUNCEMENT
          DATE           ACQUIROR          PRE-TRANSACTION    SOUGHT   CONSIDER.  (MM)     1 DAY    1 WEEK   1 MONTH
----------------------------------------------------------------------------------------------------------------------
         9/22/94    Skytel Corp./             90.4%           9.6%      NA      $58.0        NM        NM      NM
                    Mobile
                    Telecommunications
                    Technologies Corp.

         9/08/94    Contel Cellular Inc./     90.0%           10.0%     $22.50  $223.9       26.8%     21.6%   15.4%
                    GTE

         8/24/94    Castle & Cooke Homes/     83.0%           17.0%     $15.75  $81.5        35.5%     41.6%   51.1%
                    Dole Food Co.

         7/29/94    Intergroup Healthcare     62.6%           37.4%     $65.00  $255.7       49.7%     51.6%   30.3%
                    Corp./
                    Foundation Health
                    Corp.

         7/28/94    Chemical Waste            78.6%           21.4%     $9.75   $437.8       21.9%     20.0%   11.4%
                    Management/
                    WMX Technologies

         7/14/94    Heritage                  80.1%           19.9%     NA      $290.3       NM        NM      NM
                    Communications Inc./
                    Tele-Communications
                    Inc.

         6/06/94    Ogden Projects Inc./      84.2%           15.8%     $18.40  $110.3       5.8%      15.2%   20.6%
                    Ogden Corporation

-----------------------------------------------------------------------------------------------------------

       ANNOUNCEMENT       TARGET/                     INDEPENDENT
          DATE           ACQUIROR            STATUS    COMMITTEE                  DESCRIPTION
-----------------------------------------------------------------------------------------------------------
         9/22/94    Skytel Corp./          Completed      No       Mobile Telecommunication Technologies
                    Mobile                                         agreed to acquire the remaining 9.6%
                    Telecommunications                             stake it does not already own in Skytel
                    Technologies Corp.                             for $58 million in common stock.

         9/08/94    Contel Cellular Inc./  Completed      No       GTE offered to acquire all outstanding A
                    GTE                                            shares for $22.50 in cash per share. The
                                                                   Class B shares owned by GTE were
                                                                   converted into shares of the merged
                                                                   company.

         8/24/94    Castle & Cooke Homes/  Completed      Yes      Dole amended its offer to $15.75 after
                    Dole Food Co.                                  an initial offer of $14 in cash per
                                                                   share.

         7/29/94    Intergroup Healthcare  Completed      No       Foundation Health, an owner and operator
                    Corp./                                         of HMOs, agreed to acquire the remaining
                    Foundation Health                              3.6 million shares it did not own. FH
                    Corp.                                          offered, under a collar agreement, $65
                                                                   in FH common shares or $65 in new FH
                                                                   convertible preferred for each IH share.

         7/28/94    Chemical Waste         Completed      Yes      Chemical Waste Management shareholders
                    Management/                                    were to originally receive .27 shares
                    WMX Technologies                               ($7.40) of WMX Technologies shares for
                                                                   each Chemical Waste Management share
                                                                   held. The offer was amended to $9.75.

         7/14/94    Heritage               Withdrawn      No       Tele-Communications planned to acquire
                    Communications Inc./                           the remaining 19.9% interest in Heritage
                    Tele-Communications                            Communications that it did not already
                    Inc.                                           own from Comcast for $290.3 million in
                                                                   common stock. The offer was amended from
                                                                   the original $300 million.

         6/06/94    Ogden Projects Inc./   Completed      Yes      Ogden Corporation, a hazardous waste
                    Ogden Corporation                              removal contractor, offered to acquire
                                                                   the remaining 15.8% of Ogden Projects
                                                                   that it did not own. Per the original
                                                                   offer, OP shareholders were to receive
                                                                   .78 shares of OG's common stock for each
                                                                   OP share. The Company revised their bid
                                                                   to an exchange ratio of .84 Odgen shares
                                                                   per each OPI share.


Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 71


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

-----------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES            PER SHARE TRANS.      PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT      TARGET/                OWNED         PERCENT    OFFER/  VALUE         PRIOR TO ANNOUNCEMENT
          DATE          ACQUIROR           PRE-TRANSACTION    SOUGHT   CONSIDER. (MM)        1 DAY   1 WEEK   1 MONTH
-----------------------------------------------------------------------------------------------------------------------
         3/23/94    Adia Services Inc./       81.0%           19.0%     $17.42  $35.8        25.5%     27.9%   38.5%
                    Adia SA

         3/01/94    FoxMeyer Corp./           80.5%           19.5%     $15.75  $86.8        2.8%      3.7%    6.7%
                    National Intergroup
                    Inc.

         2/17/94    Scripps Howard            86.0%           14.0%     $82.80  $115.9       9.3%      NM      9.3%
                    Broadcasting/
                    EW Scripps Co.

        01/07/94    Holnam Inc./              95.0%           5.0%      $7.65   $54.0        13.3%     15.5%   5.5%
                    Holderbank Financiere
                    Gloris Ltd.

-------------------------------------------------------------------------------------------------------------

       ANNOUNCEMENT      TARGET/                      INDEPENDENT
          DATE          ACQUIROR              STATUS   COMMITTEE                    DESCRIPTION
-------------------------------------------------------------------------------------------------------------
         3/23/94    Adia Services Inc./     Completed    Yes         Adia Services' shareholders were
                    Adia SA                                          originally to receive $14.00 in cash and
                                                                     $21.02 in Adia ordinary shares for each
                                                                     Adia Services share held. The offer was
                                                                     amended to $15.00 in cash plus an ADR
                                                                     equaling 1/8th of an ordinary share of
                                                                     Adia for each Adia Services share held.

         3/01/94    FoxMeyer Corp./         Completed    Yes         National Intergroup offered .904 NI
                    National Intergroup                              common shares per share of Foxmeyer
                    Inc.                                             Corporation in a bid to acquire the
                                                                     19.5% it did not own.

         2/17/94    Scripps Howard          Completed    Yes         EW Scripps offered consideration of 3.45
                    Broadcasting/                                    class A common shares for each Scripps
                    EW Scripps Co.                                   Howard share. EW had originally offered
                                                                     3 class A common shares for each Scripps
                                                                     Howard share held.

        01/07/94    Holnam Inc./            Completed    No          Holderbank Financiere Gloris Ltd., a
                    Holderbank Financiere                            Swiss cement producer, acquired 5% of
                    Gloris Ltd.                                      Michigan- based Holnam Inc., a leading
                                                                     North American producer of cement.
                                                                     Holnam was previously listed on the
                                                                     NYSE. The squeeze-out was effected by
                                                                     way of a short-form merger; with Holnam
                                                                     shareholders receiving $7.65 per share
                                                                     in cash. 01/05/94 Garden State 60.0%
                                                                     40.0% NA $63.0 NM NM NM Completed No
                                                                     ANI, a holding company owned by Richard
                                                                     B. Newspapers, Inc. Scudder and William
                                                                     Dean Singleton, agreed to (Media
                                                                     General, Inc.)/ acquire Media General's
                                                                     40% stake in Garden Affiliated
                                                                     Newspapers State Newspapers plus shares
                                                                     of Garden State's Investments, Inc.
                                                                     Series A and C preferred stock for $62.7
                                                                     million cash and warrants to purchase
                                                                     40% of Denver Newspapers, Inc. (also
                                                                     owned by Messrs. Scudder and Singleton).
                                                                     Additionally, Media General will
                                                                     exchange $46.4 million of Series B
                                                                     preferred stock for $46.4 million of
                                                                     Denver Newspapers' preferred stock.
                                                                     (Exclusive of warrants to purchase 40%
                                                                     of Denver Newspapers, Inc.)

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 72


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

------------------------------------------------------------------------------------------------------------------------
                                           PERCENT OF SHARES          PER SHARE   TRANS.     PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT      TARGET/                OWNED        PERCENT    OFFER/    VALUE        PRIOR TO ANNOUNCEMENT
         DATE            ACQUIROR           PRE-TRANSACTION  SOUGHT    CONSIDER.  (MM)       1 DAY     1 WEEK  1 MONTH
------------------------------------------------------------------------------------------------------------------------
        10/13/93    Medical Marketing         54.2%           45.8%     $27.25  $157.0       (22.6)%   (12.2)% (7.6)%
                    Group/
                    Medco Containment
                    Services

        09/20/93    Valley Fashions Inc./     95.0%           5.0%      $46.00  $64.4        (7.8)%    (7.1)%  (4.2)%
                    Westpoint-Pepperell
                    Inc.

        04/26/93    Southeastern Public       71.0%           29.0%     NA      NA           NM        NM      NM
                    Service Co./
                    DWG Corp.

        02/08/93    Power Spectrum/           NA              NA        NA      NA           NM        NM      NM
                    Geotek Industries

        08/17/92    PHLCorp, Inc./            63.1%           36.9%     $25.78  $139.9       7.4%      13.9%   5.8%
                    Leucadia National
                    Corp.

        07/24/92    Frank B. Hall & Co.,      70.6%           29.4%     $2.97   $43.9        (32.1)%   (20.8)% (17.3)%
                    Inc./
                    Reliance Group
                    Holdings Inc.

        06/25/92    Katy Industries, Inc./    52.6%           47.4%     $22.00  $94.1        31.3%     29.4%   34.4%
                    Carroll Family

        03/02/92    Grace Energy Corp./       83.4%           16.6%     $19.00  $77.3        11.8%     55.1%   60.0%
                    WR Grace & Co.

        02/24/92    Unocal Exploration        96.0%           4.0%      $11.68  $117.7       18.3%     18.3%   19.8%
                    Corp./
                    Unocal Corp.

        02/06/92    Spelling Entertainment    82.3%           17.7%     $7.25   $42.1        3.2%      (1.6)%  0.0%
                    Inc./
                    The Charter Company


---------------------------------------------------------------------------------------------------------

       ANNOUNCEMENT      TARGET/                     INDEPENDENT
         DATE            ACQUIROR           STATUS    COMMITTEE               DESCRIPTION
---------------------------------------------------------------------------------------------------------
        10/13/93    Medical Marketing      Completed    Yes         Medco issued an amended bid of $27.25
                    Group/                                          for 5.8 million shares.
                    Medco Containment
                    Services

        09/20/93    Valley Fashions Inc./  Completed    No          Westpoint-Pepperell acquired the 5%
                    Westpoint-Pepperell                             it did not own in Valley Fashions for
                    Inc.                                            $46 per share.

        04/26/93    Southeastern Public    Completed    No          Shareholders received .55 DWG shares
                    Service Co./                                    and $6 principal consisting of a
                    DWG Corp.                                       note. Revised to .8 DWG shares

        02/08/93    Power Spectrum/        Completed    No          Privately negotiated transaction.
                    Geotek Industries

        08/17/92    PHLCorp, Inc./         Completed    No          Based on an exchange ratio of 1:0.406
                    Leucadia National                               Leucadia will effect a two-for-one
                    Corp.                                           stock split in the form of a 100%
                                                                    stock dividend.

        07/24/92    Frank B. Hall & Co.,   Completed    No          Based on exchange ratio of 1:0.625.
                    Inc./
                    Reliance Group
                    Holdings Inc.

        06/25/92    Katy Industries, Inc./ Withdrawn    No          Carroll family offer was with- Family
                    Carroll Family                                  drawn after a special board committee of
                                                                    Katz recommended against the merger.

        03/02/92    Grace Energy Corp./    Completed    Yes         Tender offer to acquire the remaining
                    WR Grace & Co.                                  shares for $19 cash per share.

        02/24/92    Unocal Exploration     Completed    Yes         Unocal acquired remaining 10.08
                    Corp./                                          million shares in Unocal Exploration
                    Unocal Corp.                                    in a stock swap based on an exchange
                                                                    ratio of 1:0.54. Unocal Corp. owned
                                                                    more than 90% pre-transaction.

        02/06/92    Spelling Entertainment Completed    Yes         Based on exchange ratio of 1:1.
                    Inc./
                    The Charter Company

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 73


PROJECT BLUE


SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS

----------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES           PER SHARE  TRANS.    PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT       TARGET/              OWNED         PERCENT    OFFER/   VALUE       PRIOR TO ANNOUNCEMENT
          DATE            ACQUIROR        PRE-TRANSACTION    SOUGHT   CONSIDER.  (MM)      1 DAY    1 WEEK  1 MONTH
----------------------------------------------------------------------------------------------------------------------
        11/12/91    Recontek Inc./            83.3%           16.7%     $18.00   $   13.0    NM        NM      NM
                    PS Group Inc.

        10/29/91    American Television       82.0%           18.0%     $62.00   $1,217.2    21.6%     20.7%   26.5%
                    and Communications/
                    Time Warner

        09/16/91    Arkla Exploration Co./    82.0%           18.0%     $15.56   $   93.3    23.2%     29.6%   31.0%
                    Arkla Inc.

        07/30/91    Jiffy Lube                82.4%           17.6%     $6.00    $    9.2    20.0%     4.3%    14.3%
                    International, Inc./
                    Pennzoil Acquisition
                    Corp.

        07/30/91    Wabash Railroad Co./      99.8% co.       0.2%      (a)      $    8.4    25.0%     25.0%   26.1%
                    Norfolk & Western         66.2% pf.       33.8%
                    Railway Co.

        02/28/91    Metcalf & Eddy            82.0%           18.0%     $18.27   $   47.9    21.8%     16.0%   27.1%
                    Companies/
                    Air & Water Tech.
                    Corp.

        02/06/91    Hamilton Oil/             50.1%           49.9%     $40.00   $  527.9    18.5%     21.2%   21.2%
                    BHP Holdings

        01/03/91    Ocean Drilling &          61.0%           39.0%     $19.13   $  383.4    12.5%     22.4%   7.7%
                    Exploration/
                    Murphy Oil Corp.


------------------------------------------------------------------------------------------------------------

       ANNOUNCEMENT       TARGET/                        INDEPENDENT
          DATE            ACQUIROR            STATUS      COMMITTEE                DESCRIPTION
------------------------------------------------------------------------------------------------------------
        11/12/91    Recontek Inc./            Withdrawn      Yes       There is no established public
                    PS Group Inc.                                      trading market for the Recontek
                                                                       stock.

        10/29/91    American Television       Completed      Yes       $82.50 in principal amount of Time
                    and Communications/                                Warner's Redeemable Reset Notes due
                    Time Warner                                        August 15, 2002 for Class A shares.
                                                                       FBC valued to notes at a discount of
                                                                       $62.00.

        09/16/91    Arkla Exploration Co./    Completed      Yes       Based on an exchange ratio of 1:0.95.
                    Arkla Inc.

        07/30/91    Jiffy Lube                Completed      Yes       All-cash offer.
                    International, Inc./
                    Pennzoil Acquisition
                    Corp.

        07/30/91    Wabash Railroad Co./      Completed      No        (a) Pfd. stock will be converted into
                    Norfolk & Western                                  a right to receive $75.00 plus
                    Railway Co.                                        accrued dividends and outstanding
                                                                       common will be converted at the ratio
                                                                       of 1:10.15570404.  NSC's closing
                                                                       price on 7/29 was $49.00.  The premia
                                                                       shown here were based on preferred,
                                                                       not common stock.

        02/28/91    Metcalf & Eddy            Completed      Yes       Based on an exchange ratio of 1:0.875.
                    Companies/
                    Air & Water Tech.
                    Corp.

        02/06/91    Hamilton Oil/             Completed      Yes       BHP purchased 7.4 million shares through
                    BHP Holdings                                       the tender offer, and acquired the rest
                                                                       by merger in which shareholders received
                                                                       a choice of $40.00 in cash or $40.00 in
                                                                       BHP's ADR per share.

        01/03/91    Ocean Drilling &          Completed      Yes       Based on an exchange ratio of 1:0.5. The
                    Exploration/                                       merger comes after numerous attempts
                    Murphy Oil Corp.                                   that began in 1989. The initial offer of
                                                                       0.5 shares of Murphy was withdrawn
                                                                       because Salomon could not deliver a
                                                                       fairness opinion. First Boston's
                                                                       subsequent effort to spin-off ODECO
                                                                       failed due to a decline in stock market
                                                                       condition.

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 74


PROJECT BLUE

SELECTED SQUEEZE-OUTS OF MINORITY INTERESTS


------------------------------------------------------------------------------------------------------------------------
                                          PERCENT OF SHARES           PER SHARE  TRANS.    PREMIUM OVER STOCK PRICE
       ANNOUNCEMENT       TARGET/              OWNED         PERCENT    OFFER/   VALUE       PRIOR TO ANNOUNCEMENT
          DATE            ACQUIROR        PRE-TRANSACTION    SOUGHT   CONSIDER.  (MM)      1 DAY    1 WEEK  1 MONTH
------------------------------------------------------------------------------------------------------------------------
        11/11/90    US West - New             81.0%           19.0%     $43.32  $420.8       42.0%     52.0%   79.6%
                    Vector Group Inc./
                    US West Inc.

        10/30/90    Neiman Marcus/            59.4%           40.6%     $14.40  $378.6       28.0%     26.6%   34.0%
                    General Cinema


        07/31/90    Freeport-McMoRan          81.5%           18.5%     $11.00  $252.9       37.5%     44.3%   49.2%
                    OEG Co./
                    Freeport-McMoRan Inc.



        07/19/90    Caesar New Jersey,        86.6%           13.4%     $22.25  $48.4        40.0%     49.3%   41.1%
                    Inc.
                    Caesar World, Inc.

        07/10/90    TVX Broadcast Group/      74.8%           25.2%     $9.50   $46.6        81.0%     90.0%   90.0%
                    Paramount
                    Communications Inc.

        07/06/90    Mack Trucks Inc./         60.6%           39.4%     $6.00   $86.6        14.3%     14.3%   17.1%
                    Renault Vehicles
                    Industrials

        05/17/90    DST Systems, Inc./        87.1%           12.9%     $15.85  $39.0        24.3%     40.9%   54.6%
                    Kansas City Southern

        05/01/90    United Artists            57.2%           42.8%     $16.32  $1,041.6     20.9%     23.2%   30.6%
                    Entertainment/
                    Tele-Communications,
                    Inc.

        03/02/90    Triton Group Ltd./        51.6%           48.4%     $12.43  $76.2        3.5%      16.9%   21.2%
                    Intermark Inc.

        03/02/90    Shearson Lehman/          68.4%           31.6%     $14.10  $393.5       12.8%     29.7%   20.0%
                    American Express Co.


        01/24/90    Copperweld Corp./         55.6%           44.4%     $17.00  $78.0        47.8%     43.2%   31.4%
                    Imetal SA



------------------------------------------------------------------------------------------------------------

       ANNOUNCEMENT       TARGET/                        INDEPENDENT
          DATE            ACQUIROR            STATUS      COMMITTEE                DESCRIPTION
------------------------------------------------------------------------------------------------------------
        11/11/90    US West - New             Completed      Yes       Based on an exchange ratio of 1:1.14.
                    Vector Group Inc./
                    US West Inc.

        10/30/90    Neiman Marcus/            Withdrawn      Yes       Offer withdrawn upon withdrawal of
                    General Cinema                                     Special Review Committee's
                                                                       recommendation.

        07/31/90    Freeport-McMoRan          Completed      Yes       Each outstanding share of common stock
                    OEG Co./                                           of FMOG was converted into FTX shares
                    Freeport-McMoRan Inc.                              having a market value of $11.00 with an
                                                                       exchange range of between 0.345 and
                                                                       0.283 FTX shares.

        07/19/90    Caesar New Jersey,        Completed      No        Initial all-cash offer of $22.00 was
                    Inc.                                               increased to $22.25.
                    Caesar World, Inc.

        07/10/90    TVX Broadcast Group/      Completed      Yes       Initial all-cash offer of $7.50 was
                    Paramount                                          increased to $9.50.
                    Communications Inc.

        07/06/90    Mack Trucks Inc./         Completed      Yes       All-cash offer. Pre-transaction
                    Renault Vehicles                                   ownership calculated on fully diluted
                    Industrials                                        basis.

        05/17/90    DST Systems, Inc./        Completed      Yes       Initial all-cash offer of $14.00 was
                    Kansas City Southern                               increased to $15.85.

        05/01/90    United Artists            Completed      No        Based on an exchange ratio of 1:1.02.
                    Entertainment/                                     TCI will also purchase 742,746 rights
                    Tele-Communications,                               outstanding at $17.17.
                    Inc.

        03/02/90    Triton Group Ltd./        Completed      Yes       Based on an exchange ratio of 1:1.4.
                    Intermark Inc.

        03/02/90    Shearson Lehman/          Completed      Yes       Based on an exchange ratio of 1:0.48.
                    American Express Co.                               Value and ownership calculations are
                                                                       based on common stock ownership.

        01/24/90    Copperweld Corp./         Completed      Yes       Initial all-cash offer of $15.50 per
                    Imetal SA                                          share was increased to $17.00 per
                                                                       share.

Credit Suisse First Boston Technology Group

                                                                    CONFIDENTIAL



PROJECT BLUE



APPENDIX B.



WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 76


PROJECT BLUE


WEIGHTED AVERAGE COST OF CAPITAL

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Current                            WACC Assuming Varying Levels
                                      Equity Beta            Capitalization(2)                           of Debt/Total Cap(4)
                               ---------------------------  ------------------     Unleveraged      ------------------------------
Company                        Historical(1)  Predicted(1)  Debt        Equity   Cost of Equity(3)  0%          10%          20%
----------------------------------------------------------------------------------------------------------------------------------
Blue Company                        1.71        1.01         0.0%       100.0%        11.8%        11.8%        11.0%        10.3%
PAYMENT PROCESSORS
First Data Corp                     1.43        1.23        11.8%        88.2%        12.3%        12.3%        11.5%        10.7%
Total System Services Inc           0.98        0.96         0.0%       100.0%        11.4%        11.4%        10.7%        10.0%
Concord Efs Inc                     1.05        1.26         2.1%        97.9%        13.4%        13.4%        12.5%        11.6%
Nova Corp/Ga                        0.60        0.92         3.1%        96.9%        10.9%        10.9%        10.2%         9.5%
National Data Corp                  0.58        0.88        17.2%        82.8%         9.7%         9.7%         9.1%         8.6%
Paymentech Inc                      1.28        1.15         6.6%        93.4%        12.3%        12.3%        11.4%        10.6%
Transaction Network Svcs Inc        2.10        0.87        19.0%        81.0%         9.5%         9.5%         9.0%         8.4%
National Processing Inc             1.19        1.22         1.5%        98.5%        13.2%        13.2%        12.3%        11.4%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE                             1.15        1.06         7.7%        92.3%        11.6%        11.6%        10.8%        10.1%
----------------------------------------------------------------------------------------------------------------------------------

(1)  Based on BARRA research from December 1998.

(2) Based on most recently available public information for each company assuming market value for equity and that book value of debt approximates market value.

(3) Based on five-year U.S. Treasury of 4.31% as of December 10, 1998, and equity market risk premium of 7.40%. (Source: Ibbotson Associates)

(4) Based on estimated pre-tax costs of debt of 6.25%, 6.50% and 7.00% for debt/capitalization of 0%, 10% and 20%, respectively, and tax rate of 41.0%.

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                                                                    CONFIDENTIAL


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APPENDIX C.



OVERVIEW OF PAYMENT PROCESSORS
Credit Suisse First Boston Technology Group
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                                                                 CONFIDENTIAL 78


PROJECT BLUE

OVERVIEW OF PAYMENT PROCESSORS
PUBLICLY-TRADED COMPANIES LISTED IN DESCENDING ORDER OF SIZE

----------------------------------------------------------------------------------------------------------------------------------
                                   Significant
                                    Ownership
Company             Rank(1)         Position          Product/Market Focus                          Comments
----------------------------------------------------------------------------------------------------------------------------------
First Data           1st             None             Dominate all segments                         Industry bellweather

                                                      Large product offering: issuer and            Attempting to transform itself
                                                      merchant credit card processing, check        from a transaction processor
                                                      processing, money transfer, official          into a value-added data mining
                                                      checks, mutual fund processing,               and information processing
                                                      teleservices, 401(k) processing, and          company (acquisitions for
                                                      money orders                                  Donnelley Marketing and Hogan
                                                                                                    Information Systems)
                                                      Provides services indirectly through
                                                      target banks without captive merchant         Slowdown in core business
                                                      processing that want to remain in the
                                                      merchant processing business                  Recent management changes

                                                      Offers complete array of processing
                                                      functions in-house

----------------------------------------------------------------------------------------------------------------------------------

National Data        2nd             None             Little specific focus; primarily serves       Slow internal growth in IPS
Corporation                                           mid-size accounts

                                                      Provides both payment processing              Very acquisitive
                                                      services (credit card, debit card, check
                                                      verification/guarantee, financial EDI         Health care claims processing
                                                      and health care claims processing)            has been greatest driver of
                                                                                                    growth
                                                      Provides payment processing through two
                                                      channels: Integrated Payment Systems
                                                      (direct services provided to merchants)
                                                      and Global Payment Systems (indirect
                                                      services provided to merchants through
                                                      target banks who want to remain in
                                                      merchant processing business)

----------------------------------------------------------------------------------------------------------------------------------



----------

(1)  Source: Nilson Report; William Blair & Company

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

                                                                 CONFIDENTIAL 79


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OVERVIEW OF PAYMENT PROCESSORS
PUBLICLY-TRADED COMPANIES LISTED IN DESCENDING ORDER OF SIZE


----------------------------------------------------------------------------------------------------------------------------------
                                  Significant
                                  Ownership
Company            Rank(1)        Position        Product/Market Focus                              Comments
----------------------------------------------------------------------------------------------------------------------------------
First USA          3rd            First USA       Large national accounts and smaller,              Highly acquisitive
Paymentech                        (Banc One)      regional markets
                                  55%                                                               Fast internal growth rates
                                                  Focuses on providing specialized
                                                  applications to specific market niches -
                                                  as a result, strong in direct marketers,
                                                  electronic commerce, retail, travel and
                                                  entertainment

----------------------------------------------------------------------------------------------------------------------------------

NOVA               4th            First Union     Provides services indirectly through              NOVA network allows for
Corporation                       12.3%           target banks without captive merchant             additional, differentiating
                                                  processing that want to remain in the             services
                                                  merchant processing business
                                                                                                    Two-tiered distribution
                                  Warburg         Focus on small community banks in small
                                  9.5%            markets and as an alternative to First            Recently completed acquisition
                                                  Data in signing up large banks                    of PMT Services

                                  WorldCom        Provides services directly to small,
                                  2.6%            less active merchants such as small
                                                  grocery stores

----------------------------------------------------------------------------------------------------------------------------------

BA Merchant        5th            BankAmerica     Primarily in BA regions (Western                  Debit card synergies with BA
Services                          (66%            States); focus on small and mid-size              offers competitive advantage
                                  economic,       merchants, some large accounts
                                  95% voting)                                                       Equity values suffer due to
                                                  Trying to extend reach beyond BA network          control issues associated with
                                                  to service additional customers                   BA and dual class stock

                                                  Wants to move up to national accounts             Only company among top five to
                                                                                                    have significant concentration
                                                  Customer base of merchants in retail,             of referrals at one bank
                                                  supermarket and restaurant industries

----------------------------------------------------------------------------------------------------------------------------------



----------

(1)  Source: Nilson Report; William Blair & Company

Credit Suisse First Boston Technology Group

                                                                 CONFIDENTIAL 80


PROJECT BLUE


OVERVIEW OF PAYMENT PROCESSORS
PUBLICLY-TRADED COMPANIES LISTED IN DESCENDING ORDER OF SIZE

----------------------------------------------------------------------------------------------------------------------------------
                                  Significant
                                  Ownership
Company            Rank(1)        Position        Product/Market Focus                              Comments
----------------------------------------------------------------------------------------------------------------------------------
National            6th           National City   Provides credit card processing services          Focus on large accounts
Processing                        88%             to large, national accounts                       maximizes volume processed but
                                                                                                    affects revenues and
                                                  Focus on large merchants such as K-Mart           profitability
                                                  and Target and airlines
                                                                                                    Potential contract risk - 1/3
                                                                                                    of clients up for renewal

----------------------------------------------------------------------------------------------------------------------------------

Concord EFS         12th          None            Focus on providing card process services          Debit capacity is a
                                                  for smaller merchants and supermarkets            competitive strength
                                                  and payment processing services for the
                                                  trucking industry                                 Strong internal growth
                                                                                                    supplemented by acquisitions
                                                  Focus on growing in selected niches
                                                  (gaming ATMs)                                     Owns its own bank

----------------------------------------------------------------------------------------------------------------------------------


----------

(1)  Source: Nilson Report; William Blair & Company


Credit Suisse First Boston Technology Group